                                                       1933 Act File No. 2-88912
                                                      1940 Act File No. 811-3942

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/

                           Pre-Effective Amendment No.                       / /

                         Post-Effective Amendment No. 37                     /X/
                                     and/or
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT         /X/
                                     OF 1940

                                AMENDMENT No. 37                             /X/

                     LORD ABBETT MUNICIPAL INCOME FUND, INC.
               (formerly, Lord Abbett Tax-Free Income Fund, Inc.)
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 90 Hudson Street Jersey City, New Jersey 07302
                 ----------------------------------------------
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number (800) 201-6984
                  --------------------------------------------

           Christina T. Simmons, Vice President & Assistant Secretary
                 90 Hudson Street Jersey City, New Jersey 07302
                 ----------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ /  immediately upon filing pursuant to paragraph (b)

/X/  on February 1, 2005 pursuant to paragraph (b)

/ /  60 days after filing pursuant to paragraph (a) (1)

/ /  on (date) pursuant to paragraph (a) (1)

/ /  75 days after filing pursuant to paragraph (a) (2)

/ /  on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

[LORD ABBETT LOGO]

LORD ABBETT

  MUNICIPAL INCOME FUND
  MUNICIPAL INCOME TRUST

    NATIONAL TAX-FREE FUND
    CALIFORNIA TAX-FREE FUND
    CONNECTICUT TAX-FREE FUND
    HAWAII TAX-FREE FUND
    MINNESOTA TAX-FREE FUND
    MISSOURI TAX-FREE FUND
    NEW JERSEY TAX-FREE FUND
    NEW YORK TAX-FREE FUND
    TEXAS TAX-FREE FUND
    WASHINGTON TAX-FREE FUND
    INSURED INTERMEDIATE TAX-FREE FUND
    FLORIDA TAX-FREE TRUST
    GEORGIA TAX-FREE TRUST
    MICHIGAN TAX-FREE TRUST
    PENNSYLVANIA TAX-FREE TRUST

FEBRUARY 1, 2005

PROSPECTUS

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS P SHARES OF EACH FUND ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR AVAILABLE IN ALL STATES. PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                                                             PAGE
                     THE FUNDS

                          Goal                                                3
                          Principal Strategy                                  3
                          Main Risks                                          5
      Information about   National Tax-Free Fund                              11
      performance, fees   California Tax-Free Fund                            15
           and expenses   Connecticut Tax-Free Fund                           19
                          Hawaii Tax-Free Fund                                23
                          Minnesota Tax-Free Fund                             27
                          Missouri Tax-Free Fund                              31
                          New Jersey Tax-Free Fund                            35
                          New York Tax-Free Fund                              39
                          Texas Tax-Free Fund                                 43
                          Washington Tax-Free Fund                            47
                          Insured Intermediate Tax-Free Fund                  51
                          Florida Tax-Free Trust                              55
                          Georgia Tax-Free Trust                              59
                          Michigan Tax-Free Trust                             63
                          Pennsylvania Tax-Free Trust                         67
                          Additional Investment Information                   71
                          Management                                          77

                     YOUR INVESTMENT

        Information for   Purchases                                           79
               managing   Sales Compensation                                  93
              your Fund   Opening Your Account                                95
                account   Redemptions                                         97
                          Distributions and Taxes                             99
                          Services For Fund Investors                         105

                             TABLE OF CONTENTS CON'T


                                                                             PAGE
                     FINANCIAL INFORMATION

   Financial highlights   National Tax-Free Fund                              107
                          California Tax-Free Fund                            110
                          Connecticut Tax-Free Fund                           112
                          Hawaii Tax-Free Fund                                113
                          Minnesota Tax-Free Fund                             114
                          Missouri Tax-Free Fund                              115
                          New Jersey Tax-Free Fund                            116
                          New York Tax-Free Fund                              117
                          Texas Tax-Free Fund                                 119
                          Washington Tax-Free Fund                            120
                          Insured Intermediate Tax-Free Fund                  121
                          Florida Tax-Free Trust                              125
                          Georgia Tax-Free Trust                              127
                          Michigan Tax-Free Trust                             128
                          Pennsylvania Tax-Free Trust                         129

                     ADDITIONAL INFORMATION

      How to learn more   Back Cover
    about the Funds and
      other Lord Abbett
                  Funds

                                    THE FUNDS

GOAL

     The investment objective of each Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. Each Fund (except for the National and Insured Intermediate Funds) also seeks as high a level of interest income exempt from the personal income tax of its state as is consistent with reasonable risk. The New York Fund also seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk. At present, Florida, Texas and Washington do not impose a personal income tax.

PRINCIPAL STRATEGY

     To pursue its goal, under normal market conditions each Fund primarily invests in municipal bonds which, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality. At least 70% of the municipal bonds held by each Fund at the time of purchase must be rated within the three highest grades assigned by a Rating Agency or deemed to be of comparable quality by Lord Abbett.

     Under normal market conditions, each Fund attempts to invest at least 80% of its net assets in MUNICIPAL BONDS, the interest on which is exempt from federal, its corresponding state's and, in the case of the New York Fund, New York City personal income tax (this policy may not be changed without shareholder approval). If the interest on a particular municipal bond is so exempt, the Fund will treat the bond as qualifying for purposes of the 80% requirement even though the issuer of the bond may be located outside of the named state or city.

     In addition, the Insured Intermediate Fund invests at least 80% of its net assets in insured municipal bonds. Shareholders will be given at least 60 days' notice of any

[SIDENOTE]


LORD ABBETT MUNICIPAL INCOME FUND, INC. (formerly, Lord Abbett Tax-Free Income Fund, Inc.)

  National Tax-Free Fund
  California Tax-Free Fund
  Connecticut Tax-Free Fund
  Hawaii Tax-Free Fund
  Minnesota Tax-Free Fund
  Missouri Tax-Free Fund
  New Jersey Tax-Free Fund
  New York Tax-Free Fund
  Texas Tax-Free Fund
  Washington Tax-Free Fund


LORD ABBETT MUNICIPAL INCOME TRUST (formerly, Lord Abbett Tax-Free Income Trust)

  Insured Intermediate Tax-Free Fund
  Florida Tax-Free Trust
  Georgia Tax-Free Trust
  Michigan Tax-Free Trust
  Pennsylvania Tax-Free Trust


WE OR THE FUNDS refers to any one or more of the portfolios of Lord Abbett Municipal Income Fund, Inc. or Lord Abbett Municipal Income Trust listed above.


LORD ABBETT refers to Lord, Abbett & Co. LLC, each Fund's investment adviser.

ABOUT EACH FUND. Each Fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. Each strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

     change in this policy. If the policy is changed, the Fund will need to change its name to remove the word "insured".


     Each Fund may invest in certain derivative investments such as swap transactions, interest rate caps and similar instruments, and residual interest bonds (also known as "inverse floaters"), in an attempt to increase income.

     Under normal circumstances, we intend to maintain the average weighted stated maturity of each Fund, except for the Insured Intermediate Fund, at between ten and thirty-five years and as to the Insured Intermediate Fund, we intend to maintain the average weighted stated maturity at between three and ten years. A substantial amount of a Fund's holdings may be "callable," a feature that allows the bond issuer to redeem the bond before its maturity date.


     In selecting municipal bonds, we focus on:

     -    CREDIT QUALITY - an issuer's ability to pay principal and interest

     - INCOME TAX EXEMPTION - the bond issuer's ability to pay interest free from federal, state and/or local personal income taxes

     - TOTAL RETURN POTENTIAL - the return possibilities for an investment over a period of time, including appreciation and interest

     - CALL PROTECTION - assurance by an issuer that it will not redeem a bond earlier than anticipated

     While typically fully invested, we may take a temporary defensive position in: (i) short-term tax-exempt securities, and (ii) cash, investment grade commercial paper, and short-term U.S. Government Securities. This could reduce tax-exempt income and prevent a Fund from achieving its investment objective.

     Temporary defensive investments in taxable securities and investments in certain municipal bonds called private activity bonds will be limited to 20% of a Fund's assets. The income from private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax ("AMT").

[SIDENOTE]

REASONABLE RISK. Each Fund assesses risk by considering the volatility the Fund has over time. By volatility we mean the level of price fluctuations in a Fund's holdings. The Funds, except the Insured Intermediate Fund, believe that a volatility that generally approximates the volatility of the Lehman Municipal Long Current Coupon Index represents a reasonable risk. The Insured Intermediate Fund believes that a volatility that generally approximates the volatility of the Lehman Brothers 3-10 Year Insured Tax-Exempt Bond Index represents a reasonable risk.

MUNICIPAL BONDS ("bonds") are debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities which provide income free from federal, state and/or local personal income taxes. Municipal bonds generally are divided into two types:

- GENERAL OBLIGATION BONDS are secured by the full faith and credit of the issuer and its taxing power.


- REVENUE BONDS are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services. Industrial development bonds and private activity bonds are revenue bonds.

MAIN RISKS


     FOR ALL FUNDS - Each Fund's performance and the value of its investments will vary in response to changes in interest rates and other market factors. As interest rates rise, a Fund's investments typically will lose value. This risk is usually greater for longer-term bonds and particularly for inverse floaters than for shorter-term bonds. As a result, the Funds, which tend to invest in longer term bonds and inverse floaters to a greater degree than some municipal bond funds, normally will have greater market risk than those funds.


     Additional risks that could reduce each Fund's performance or increase volatility include the following:

     - CREDIT RISK - If the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each state and the municipalities, agencies, instrumentalities, and other issuers within the state. Insurance or other credit enhancements supporting a Fund's investment may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by foreign entities may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of the entity to meet its obligations. A change in the credit rating of any of the municipal bond insurers that insure securities in a Fund's portfolio may affect the value of the securities they insure, the Fund's share prices, and Fund performance. A Fund might also be adversely affected by the inability of an insurer to meet its insurance obligations.

     - CALL RISK - As interest rates decline, bond issuers may pay off their loans early by buying back the bonds, thus depriving bondholders of above market interest rates.

     - GOVERNMENTAL RISK - Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices. In addition, a Fund's performance may be affected by local, state, and regional factors depending on the states in

[SIDENOTE]

INSURED MUNICIPAL BONDS are securities that are covered by insurance policies that guarantee timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds themselves. Generally, the Insured Intermediate Fund will buy insured municipal securities only if they are covered by policies issued by AAA-rated municipal bond insurers. Currently there are five such insurers.


INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB), (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

          which the Fund's investments are issued. These factors may, for example, include economic or political developments, erosion of the tax base and the possibility of credit problems.

     - LEGISLATIVE RISK - Legislative changes in the tax-exempt character of particular municipal bonds could have an adverse effect on municipal bond prices.

     - MANAGEMENT RISK - If certain sectors or investments do not perform as expected, the Funds could underperform other similar funds or lose money.

     Each Fund (except the National and Insured Intermediate Funds) is nondiversified, which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.


     In addition, loss may result from a Fund's investments in certain derivative transactions such as swap transactions, interest rate caps and similar instruments, and inverse floaters. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase a Fund's interest rate risk.


     An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds may not be appropriate for all investors and none of the Funds is a complete investment program. You could lose money investing in the Funds.


     STATE AND TERRITORY RISKS - Because each Fund other than the National and Insured Intermediate Funds focuses on a particular state or territory, each Fund's performance may be more affected by local, state and regional factors than a Fund that invests in municipal bonds issued in many states. These factors may, for example, include economic or political developments, erosion of the tax base and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies, or significant world events, may harm the performance of any of the Funds (including the National and Insured Intermediate

     Funds), and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies. Certain state and local governments and other government issuers suffered significant drops in revenues coinciding with the recent U.S. economic recession, resulting in a very difficult period for state and local governments. Despite the economic improvement in the nation as a whole, many states have continued to suffer fiscal imbalances, which could have significant consequences for each of the Funds. This is because a worsening of the economic position of a state or other issuer of bonds in which one of the Funds invests could lower the value of that Fund's investments and could cause you to lose money. The following information summarizes some special risks that may affect the states and territory indicated, each of which could affect the value of the bonds held by the corresponding Funds.

     - PUERTO RICO BONDS - Each Fund may invest in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. Puerto Rico has a recent history of deficit financing and the use of one-time revenues to address structural deficits. Ongoing concerns with Puerto Rico's expenditure and accounting controls, weak revenue growth, and cost overruns contribute to a difficult financial outlook for fiscal 2005. Puerto Rico's unemployment rate continues to substantially exceed the U.S. average and the Commonwealth needs to address its substantial unfunded public employee pension liabilities.

     - CALIFORNIA BONDS - Although revenues are increasing and a budgetary crisis was averted, California still faces substantial financial challenges resulting from structural imbalances between revenues and expenditures, which may be exacerbated in future years by expected increases in government spending commitments. Various constitutional and statutory provisions may also cause a decrease in revenues and thus affect the ability of issuing authorities to meet their financial obligations.

     - CONNECTICUT BONDS - Connecticut's economy slowed significantly with the national recession, but the State finished fiscal 2004 with a general fund surplus that allowed it to begin to replenish reserves, and a modest surplus is expected for fiscal 2005. The State's depleted reserves and high debt levels remain a concern, as do large unfunded pension liabilities that pose a significant burden on the State's revenue base.

     - FLORIDA BONDS - Despite the devastating effects of four hurricanes in 2004, Florida's economic performance is expected to be among the strongest nationally in fiscal 2005. The State has a fully funded budget stabilization reserve and the employment picture has improved over the past year.

     - GEORGIA BONDS - Georgia's revenues increased in 2004, compared with declines in both fiscal years 2002 and 2003. Georgia's budget for fiscal 2005 is based on conservative projections of revenue growth and should allow the State to replenish its depleted reserves. Georgia's overall debt burden and debt service carrying charges remain low.

     - HAWAII BONDS - Hawaii has experienced strong revenue gains in the past two fiscal years, reflecting a steady improvement in the tourist economy and strong trends in other areas, including lower unemployment. Hawaii had an operating surplus in fiscal 2004 and expects another operating surplus for fiscal 2005. Current economic trends suggest continued revenue growth and budget stability, though any disruption in air travel or other unforeseen events that could affect the confidence of visitors would have a strong negative impact on the State's economy.

     - MICHIGAN BONDS - Michigan continues to face fiscal pressures and suffered its fourth straight annual employment decline in 2004. Employment is expected to increase modestly in 2005, bringing a measure of economic stability to what has been a problematic recovery from recession. Michigan has a fiscal 2005 budget that eliminated a large budget gap with very little reliance on one-time revenues, which portends a more stable outlook than recent times, although reserves will still be below comfortable levels.

     - MINNESOTA BONDS - Minnesota's economy has suffered from the 2001 recession and aftermath, and recent legislative sessions have failed to resolve how best to remedy the significant structural balance issues confronting the state. This political friction has led to temporary fixes such as spending cuts and revenue-enhancing measures but has prevented clear resolution of the issue. The state relies heavily on individual, sales, and corporate income taxes, all of which are sensitive to economic conditions, as well as grants and contributions for revenues.

     - MISSOURI BONDS - Decreasing unreserved balance levels of the state's two largest operating funds illustrate the Missouri's weakened economy post-recession. The State achieves break-even operations largely due to the governor's constitutional power to withhold funds when necessary to bring anticipated revenues in line with expenditures. Although the state's economic health appears to be improving, it faces significant challenges related to Medicaid, education, and correctional institutions as expenditure demands continue to outpace general revenue collections.

     - NEW JERSEY BONDS - New Jersey has a diversified economic base and high wealth and income levels, but the recession drastically reduced State revenues, and New Jersey has faced large structural deficits since fiscal 2002. As a result, the State has borrowed money in order to balance its budget for the last several years, and the budget enacted for fiscal 2005 makes no effort to rectify the problem. The large structural budget imbalance will continue through at least fiscal 2006.

     - NEW YORK BONDS - New York State and many of its political subdivisions and authorities have faced extraordinary budget challenges as a result of the September 11th terrorist attacks and the national economic recession. Although recent indicators suggest a trend of recovery, the State is still hampered by budgetary challenges punctuated by a highly polarized political process, a wide budget gap anticipated for fiscal 2006, uncertainty about educational spending requirements resulting from a recent court case, and significant transportation capital expenditures, the funding for which must still be determined. The volatility of the financial markets is also a significant source of risk for State revenues.

     - PENNSYLVANIA BONDS - The national economic recession had a marked impact on Pennsylvania's economy. Recovery at the state level has been uneven, especially with regards to job creation, which continues to trail the national trend. Although there are indications of fiscal recovery, most of the Commonwealth's revenues derive from personal and corporate income taxes and sales taxes, all of which can be sensitive to economic conditions.

     - TEXAS BONDS - The national recession surfaced in Texas later than in other states, and the slowdown is evident in the state's gross state product and tax revenues, which are projected to decline through 2007. The State's job growth also lags the national rate, while its unemployment is more closely aligned. Other risks include spending pressures in areas such as education, criminal justice transportation, water development, transportation, and school finance reform.

     - WASHINGTON BONDS - Washington continues to suffer from delayed economic recovery following the recession. This uncertainty is exacerbated by continued rounds of layoffs or downsizing in aerospace and technology, which have in turn placed budgetary pressure on the State. The State's above-average debt levels and fiscal uncertainty associated with voter initiatives also create uncertainty, and State finances remain under considerable strain.

     PORTFOLIO TURNOVER - Each Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal period ended September 30, 2004, the portfolio turnover rate for the National Fund was 183.06%. These rates vary from year to year. High portfolio turnover increases Fund transaction costs, may increase taxable capital gains and may adversely impact performance.

                                                          NATIONAL TAX-FREE FUND

                                                        Symbols: Class A - LANSX
                                                                 Class B - LANBX
                                                                 Class C - LTNSX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

  95       +17.7%
  96        +4.0%
  97       +10.0%
  98        +6.4%
  99        -5.6%
2000       +12.7%
2001        +4.2%
2002        +8.8%
2003        +4.7%
2004        +3.9%

BEST QUARTER 1st Q '95   +7.6%
WORST QUARTER 2nd Q '04  -3.2%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

                                                          NATIONAL TAX-FREE FUND

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


                                                                                                                 LIFE OF
SHARE CLASS                                                       1 YEAR          5 YEARS        10 YEARS        FUND(1)
Class A Shares
 Return Before Taxes                                                0.46%            6.08%           6.16%             -
 Return After Taxes
  on Distributions                                                  0.46%            6.08%           6.09%             -
 Return After Taxes
  on Distributions and
  Sale of Fund Shares                                               1.67%            5.90%           5.99%             -
Class B Shares                                                     -0.85%            5.94%              -           5.06%
Class C Shares                                                      3.15%            6.10%              -           5.16%
Lehman Municipal
Bond Index(2)
 (reflects no deduction for
 fees, expenses or taxes)                                           4.48%            7.20%           7.06%          6.33%(3)
Lehman Municipal
Long Current Coupon
Index(2)
 (reflects no deduction for
 fees, expenses or taxes)                                           5.88%            7.22%           6.73%          6.05%(3)


(1) The date of inception for Class B shares and Class C shares is 8/1/96 and 7/15/96, respectively.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 7/31/96 - 12/31/04, to correspond with Class B and C inception dates.

                                                          NATIONAL TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                 CLASS A        CLASS B(1)       CLASS C         CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
 (as a % of offering price)                                         3.25%(2)         none            none           none
Maximum Deferred
Sales Charge
 (See "Purchases")(3)                                               none(4)          5.00%           1.00%(5)       none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average
 net assets)
Management Fees
 (See "Management")(6)                                              0.45%            0.45%           0.45%          0.45%
Distribution and Service
 (12b-1) Fees(7)                                                    0.35%            1.00%           1.00%          0.45%
Other Expenses                                                      0.15%            0.15%           0.15%          0.15%
Total Operating Expenses(6)                                         0.95%            1.60%           1.60%          1.05%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(7) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.


FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005, LORD ABBETT HAS CONTRACTUALLY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES SO THAT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES DO NOT EXCEED AN AGGREGATE ANNUAL RATE OF 0.95% OF AVERAGE DAILY NET ASSETS FOR CLASS A SHARES, 1.60% OF AVERAGE DAILY NET ASSETS FOR CLASS B AND C SHARES, AND 1.05% OF AVERAGE DAILY NET ASSETS FOR CLASS P SHARES.

                                                          NATIONAL TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS               1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A Shares         $        419   $        618   $        833   $      1,453
Class B Shares         $        663   $        805   $      1,071   $      1,726
Class C Shares         $        263   $        505   $        871   $      1,900
Class P Shares         $        107   $        334   $        579   $      1,283


You would pay the following expenses if you did not redeem your shares:


                          1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A Shares         $        419   $        618   $        833   $      1,453
Class B Shares         $        163   $        505   $        871   $      1,726
Class C Shares         $        163   $        505   $        871   $      1,900
Class P Shares         $        107   $        334   $        579   $      1,283

                                                        CALIFORNIA TAX-FREE FUND

                                                        Symbols: Class A - LCFIX
                                                                 Class C - CALAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

  95       +17.4%
  96        +3.4%
  97        +8.9%
  98        +6.1%
  99        -6.4%
2000       +14.9%
2001        +4.4%
2002        +7.6%
2003        +3.7%
2004        +4.5%

BEST QUARTER 1st Q '95   +7.7%
WORST QUARTER 2nd Q '99  -3.0%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares are not shown in the table and will vary from those shown for Class A shares.

                                                        CALIFORNIA TAX-FREE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


                                                                                  LIFE OF
SHARE CLASS                        1 YEAR          5 YEARS        10 YEARS        FUND(1)
Class A Shares
 Return Before Taxes                 1.02%            6.22%           5.91%             -
 Return After Taxes
  on Distributions                   1.02%            6.22%           5.91%             -
 Return After Taxes
  on Distributions and
  Sale of Fund Shares                2.03%            6.03%           5.81%             -
Class C Shares                       3.67%            6.28%              -           4.95%
Lehman Municipal
Bond Index(2)
 (reflects no deduction for
 fees, expenses or taxes)            4.48%            7.20%           7.06%          6.33%(3)
Lehman Municipal
Long Current Coupon
Index(2)
 (reflects no deduction for
 fees, expenses or taxes)            5.88%            7.22%           6.73%          6.05%(3)


(1)  The date of inception for Class C shares is 7/15/96.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3) Represents total return for the period 7/31/96 - 12/31/04, to correspond with Class C inception date.

                                                        CALIFORNIA TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                  CLASS A           CLASS C        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
 (as a % of offering price)                                            3.25%(1)           none           none
Maximum Deferred
Sales Charge
 (See "Purchases")(2)                                                  none(3)            1.00%(4)       none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average
 net assets)
Management Fees
 (See "Management")(5)                                                 0.45%              0.45%          0.45%
Distribution and Service
 (12b-1) Fees(6)                                                       0.35%              1.00%          0.45%
Other Expenses                                                         0.13%              0.13%          0.13%
Total Operating Expenses(5)                                            0.93%              1.58%          1.03%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(5) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.


FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005, LORD ABBETT HAS CONTRACTUALLY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES SO THAT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES DO NOT EXCEED AN AGGREGATE ANNUAL RATE OF 0.95% OF AVERAGE DAILY NET ASSETS FOR CLASS A SHARES, 1.60% OF AVERAGE DAILY NET ASSETS FOR CLASS C SHARES, AND 1.05% OF AVERAGE DAILY NET ASSETS FOR CLASS P
SHARES.

                                                        CALIFORNIA TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS               1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A Shares         $        417   $        612   $        823   $      1,431
Class C Shares         $        261   $        499   $        860   $      1,878
Class P Shares         $        105   $        328   $        569   $      1,259


You would pay the following expenses if you did not redeem your shares:


                          1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A Shares         $        417   $        612   $        823   $      1,431
Class C Shares         $        161   $        499   $        860   $      1,878
Class P Shares         $        105   $        328   $        569   $      1,259

                                                       CONNECTICUT TAX-FREE FUND

                                                         Symbol: Class A - LACTX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

  95       +17.3%
  96        +4.2%
  97        +8.8%
  98        +6.3%
  99        -5.6%
2000       +11.8%
2001        +5.4%
2002        +8.5%
2003        +4.6%
2004        +4.9%

BEST QUARTER 1st Q '95   +7.9%
WORST QUARTER 2nd Q '99  -2.3%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compared to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                       CONNECTICUT TAX-FREE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


SHARE CLASS                                  1 YEAR        5 YEARS       10 YEARS
Class A Shares
 Return Before Taxes                           1.46%          6.30%          6.12%
 Return After Taxes
  on Distributions                             1.46%          6.30%          6.12%
 Return After Taxes
  on Distributions
  and Sale of Fund Shares                      2.41%          6.10%          6.01%
Lehman Municipal
Bond Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                            4.48%          7.20%          7.06%
Lehman Municipal Long
Current Coupon Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                            5.88%          7.22%          6.73%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                       CONNECTICUT TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                CLASS A       CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
 (as a % of offering price)                                                      3.25%(1)      none
Maximum Deferred
Sales Charge
(See "Purchases")(2)                                                             none(3)       none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
(See "Management")(4)                                                            0.45%         0.45%
Distribution and Service
(12b-1) Fees(5)                                                                  0.35%         0.45%
Other Expenses                                                                   0.15%         0.15%
Total Operating Expenses(4)                                                      0.95%         1.05%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.


(4) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.


FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005, LORD ABBETT HAS CONTRACTUALLY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES SO THAT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES DO NOT EXCEED AN AGGREGATE ANNUAL RATE OF 0.95% OF AVERAGE DAILY NET ASSETS FOR CLASS A SHARES AND 1.05% OF AVERAGE DAILY NET ASSETS FOR CLASS P SHARES. IN ADDITION, LORD ABBETT EXPECTS TO VOLUNTARILY REIMBURSE APPROXIMATELY $120,000 OF EXPENSES, OR APPROXIMATELY 0.03% OF THE FUND'S NET ASSETS, FOR THE YEAR ENDING SEPTEMBER 30, 2005. LORD ABBETT MAY STOP SUCH REIMBURSEMENT AT ANY TIME.

                                                       CONNECTICUT TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                              1 YEAR   3 YEARS    5 YEARS    10 YEARS
Class A Shares                         $    419   $    618   $    833   $  1,453
Class P Shares                         $    107   $    334   $    579   $  1,283


You would pay the following expenses if you did not redeem your shares:


                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares                         $    419   $    618   $    833   $  1,453
Class P Shares                         $    107   $    334   $    579   $  1,283

                                                            HAWAII TAX-FREE FUND

                                                         SYMBOL: CLASS A - LAHIX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

  95    +18.2%
  96     +3.8%
  97     +8.5%
  98     +6.2%
  99     -5.1%
2000    +11.4%
2001     +3.7%
2002     +8.5%
2003     +4.0%
2004     +4.2%

BEST QUARTER 1st Q '95   +8.0%
WORST QUARTER 2nd Q '99  -2.3%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                            HAWAII TAX-FREE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


SHARE CLASS                                            1 YEAR     5 YEARS     10 YEARS
Class A Shares
 Return Before Taxes                                    0.81%       5.59%       5.83%
 Return After Taxes on Distributions                    0.81%       5.59%       5.83%
 Return After Taxes on Distributions and
  Sale of Fund Shares                                   1.94%       5.46%       5.74%
Lehman Municipal Bond Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                                     4.48%       7.20%       7.06%
Lehman Municipal Long Current Coupon Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                                     5.88%       7.22%       6.73%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                            HAWAII TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                CLASS A       CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                                                         3.25%(1)      none
Maximum Deferred
Sales Charge
(See "Purchases")(2)                                                               none(3)       none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
(See "Management")(4)                                                              0.45%         0.45%
Distribution and Service
(12b-1) Fees(5)                                                                    0.35%         0.45%
Other Expenses                                                                     0.14%         0.14%
Total Operating Expenses(4)                                                        0.94%         1.04%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.


(4) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.


FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005, LORD ABBETT HAS CONTRACTUALLY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES SO THAT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES DO NOT EXCEED AN AGGREGATE ANNUAL RATE OF 0.95% OF AVERAGE DAILY NET ASSETS FOR CLASS A SHARES AND 1.05% OF AVERAGE DAILY NET ASSETS FOR CLASS P SHARES.

                                                            HAWAII TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares                            $    418   $    615   $    828   $  1,442
Class P Shares                            $    106   $    331   $    574   $  1,271


You would pay the following expenses if you did not redeem your shares:


                                          1 YEAR     3 YEARS    5 YEARS    10 YEARS
Class A Shares                            $    418   $    615   $    828   $  1,442
Class P Shares                            $    106   $    331   $    574   $  1,271

                                                         MINNESOTA TAX-FREE FUND

                                                         SYMBOL: CLASS A - LAMNX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

  95    +14.5%
  96     +3.4%
  97     +8.7%
  98     +6.4%
  99     -5.3%
2000    +13.0%
2001     +4.8%
2002     +8.8%
2003     +4.8%
2004     +4.6%

BEST QUARTER 4th Q '00   +5.4%
WORST QUARTER 1st Q '96  -2.7%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                         MINNESOTA TAX-FREE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


SHARE CLASS                                           1 YEAR      5 YEARS     10 YEARS
Class A Shares
 Return Before Taxes                                    1.29%       6.44%       5.88%
 Return After Taxes on Distributions                    1.29%       6.44%       5.85%
 Return After Taxes on Distributions and
  Sale of Fund Shares                                   2.20%       6.22%       5.77%
Lehman Municipal Bond Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                                     4.48%       7.20%       7.06%
Lehman Municipal Long Current Coupon Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                                     5.88%       7.22%       6.73%



(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                         MINNESOTA TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                CLASS A       CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                                                       3.25%(1)      none
Maximum Deferred
Sales Charge
(See "Purchases")(2)                                                             none(3)       none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
(See "Management")(4)                                                            0.45%         0.45%
Distribution and Service
(12b-1) Fees(5)                                                                  0.00%         0.45%
Other Expenses                                                                   0.18%         0.18%
Total Operating Expenses(4)                                                      0.63%         1.08%


(1) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.


(4) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million. Once the 12b-1 Plan is effective, the 12b-1 fees may approximate 0.35% of Class A average daily net assets.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.


FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005, LORD ABBETT HAS CONTRACTUALLY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES SO THAT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES DO NOT EXCEED AN AGGREGATE ANNUAL RATE OF 0.95% OF AVERAGE DAILY NET ASSETS FOR CLASS A SHARES AND 1.05% OF AVERAGE DAILY NET ASSETS FOR CLASS P SHARES.

                                                         MINNESOTA TAX-FREE FUND

================================================================================

EXAMPLE

--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:



SHARE CLASS                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares                            $    387   $    520   $    665   $  1,086
Class P Shares                            $    110   $    343   $    595   $  1,317


You would pay the following expenses if you did not redeem your shares:


Class A Shares                            $    387   $    520   $    665   $  1,086
Class P Shares                            $    110   $    343   $    595   $  1,317

                                                          MISSOURI TAX-FREE FUND

                                                         Symbol: Class A - LAMOX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

  95        +17.2%
  96         +3.7%
  97         +8.5%
  98         +5.7%
  99         -4.4%
2000        +11.8%
2001         +5.1%
2002         +8.4%
2003         +4.5%
2004         +3.8%

BEST QUARTER 1st Q '95   +7.7%
WORST QUARTER 2nd Q '04  -2.9%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                          MISSOURI TAX-FREE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


SHARE CLASS                                1 YEAR       5 YEARS      10 YEARS
Class A Shares
Return Before Taxes                          0.41%         5.97%         5.92%
Return After Taxes
 on Distributions                            0.41%         5.97%         5.92%
Return After Taxes
 on Distributions
 and Sale of Fund Shares                     1.66%         5.78%         5.81%
Lehman Municipal
Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                           4.48%         7.20%         7.06%
Lehman Municipal Long
Current Coupon Index(1)
(reflects no deduction for fees,
expenses or taxes)                           5.88%         7.22%         6.73%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                          MISSOURI TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
 FEE TABLE
--------------------------------------------------------------------------------


                                                                CLASS A        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                                         3.25%(1)      none
Maximum Deferred
Sales Charge
(See "Purchases")(2)                                               none(3)       none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
(See "Management")(4)                                              0.45%         0.45%
Distribution and Service
(12b-1) Fees(5)                                                    0.35%         0.45%
Other Expenses                                                     0.15%         0.15%
Total Operating Expenses(4)                                        0.95%         1.05%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(4) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.


FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005, LORD ABBETT HAS CONTRACTUALLY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES SO THAT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES DO NOT EXCEED AN AGGREGATE ANNUAL RATE OF 0.95% OF AVERAGE DAILY NET ASSETS FOR CLASS A SHARES AND 1.05% OF AVERAGE DAILY NET ASSETS FOR CLASS P SHARES. IN ADDITION, LORD ABBETT EXPECTS TO VOLUNTARILY REIMBURSE APPROXIMATELY $535,000 OF EXPENSES, OR APPROXIMATELY 0.09% OF THE FUND'S NET ASSETS, FOR THE YEAR ENDING SEPTEMBER 30, 2005. LORD ABBETT MAY STOP SUCH REIMBURSEMENT AT ANY TIME.

                                                          MISSOURI TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A Shares                          $   419   $   618   $   833   $  1,453
Class P Shares                          $   107   $   334   $   579   $  1,283


You would pay the following expenses if you did not redeem your shares:


                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A Shares                          $   419   $   618   $   833   $  1,453
Class P Shares                          $   107   $   334   $   579   $  1,283

                                                        NEW JERSEY TAX-FREE FUND

                                                         Symbol: Class A - LANJX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

  95    +17.2%
  96    +4.1%
  97    +8.9%
  98    +6.5%
  99    -5.6%
2000   +12.5%
2001    +4.7%
2002    +7.6%
2003    +3.4%
2004    +3.8%

BEST QUARTER 1st Q '95   +7.4%
WORST QUARTER 2nd Q '99  -2.9%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                        NEW JERSEY TAX-FREE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


SHARE CLASS                          1 YEAR         5 YEARS       10 YEARS
Class A Shares
Return Before Taxes                   0.31%          5.65%         5.80%
Return After Taxes
 on Distributions                     0.31%          5.65%         5.72%
Return After Taxes
 on Distributions
 and Sale of Fund Shares              1.60%          5.54%         5.67%
Lehman Municipal
Bond Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                   4.48%          7.20%         7.06%
Lehman Municipal Long
Current Coupon Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                   5.88%          7.22%         6.73%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                        NEW JERSEY TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                            CLASS A           CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                     3.25%(1)          none
Maximum Deferred
Sales Charge
(See "Purchases")(2)                           none(3)           none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
(See "Management")(4)                          0.45%             0.45%
Distribution and Service
(12b-1) Fees(5)                                0.35%             0.45%
Other Expenses                                 0.14%             0.14%
Total Operating Expenses(4)                    0.94%             1.04%


(1) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(4) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.


FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005, LORD ABBETT HAS CONTRACTUALLY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES SO THAT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES DO NOT EXCEED AN AGGREGATE ANNUAL RATE OF 0.95% OF AVERAGE DAILY NET ASSETS FOR CLASS A SHARES AND 1.05% OF AVERAGE DAILY NET ASSETS FOR CLASS P SHARES.

                                                        NEW JERSEY TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares                         $    418   $    615   $    828   $  1,442
Class P Shares                         $    106   $    331   $    574   $  1,271


You would pay the following expenses if you did not redeem your shares:


                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares                         $    418   $    615   $    828   $  1,442
Class P Shares                         $    106   $    331   $    574   $  1,271

                                                          NEW YORK TAX-FREE FUND

                                                        Symbols: Class A - LANYX
                                                                 Class C - NYLAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

95        +15.9%
96         +3.7%
97         +8.5%
98         +6.1%
99         -4.7%
2000      +14.0%
2001       +4.3%
2002       +9.5%
2003       +4.4%
2004       +4.1%

BEST QUARTER 1st Q '95   +7.1%
WORST QUARTER 2nd Q '04  -2.6%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are

                                                          NEW YORK TAX-FREE FUND

     not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


                                                                     LIFE OF
SHARE CLASS                       1 YEAR      5 YEARS    10 YEARS    FUND(1)
Class A Shares
 Return Before
  Taxes                              0.75%       6.48%       6.08%          -
 Return After Taxes
 on Distributions                    0.75%       6.48%       6.08%          -
 Return After Taxes
 on Distributions
 and Sale of Fund
 Shares                              1.95%       6.27%       5.98%          -
Class C Shares                       3.33%       6.53%          -        5.25%
Lehman Municipal
 Bond Index(2)
 (reflects no deduction for
 fees, expenses or taxes)            4.48%       7.20%       7.06%       6.33%(3)
Lehman Municipal
 Long Current
 Coupon Index(2)
 (reflects no deduction for
 fees, expenses or taxes)            5.88%       7.22%       6.73%       6.05%(3)


(1)  The date of inception for Class C shares is 7/15/96.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3) Represents total returns for the period 7/31/96 - 12/31/04, to correspond with Class C inception date.

                                                          NEW YORK TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                       CLASS A       CLASS C       CLASS P
SHAREHOLDER FEES (Fees paid directly
 from your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                3.25%(1)      none          none
Maximum Deferred
Sales Charge
(See "Purchases")(2)                      none(3)       1.00%(4)      none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets)
 (as a % of average net assets)
Management Fees
(See "Management")(5)                     0.45%         0.45%         0.45%
Distribution and Service
(12b-1) Fees(6)                           0.35%         1.00%         0.45%
Other Expenses                            0.14%         0.14%         0.14%
Total Operating Expenses(5)               0.94%         1.59%         1.04%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(5) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES fees are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.


FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005, LORD ABBETT HAS CONTRACTUALLY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES SO THAT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES DO NOT EXCEED AN AGGREGATE ANNUAL RATE OF 0.95% OF AVERAGE DAILY NET ASSETS FOR CLASS A SHARES, 1.60% OF AVERAGE DAILY NET ASSETS FOR CLASS C SHARES, AND 1.05% OF AVERAGE DAILY NET ASSETS FOR CLASS P SHARES. IN ADDITION, LORD ABBETT EXPECTS TO VOLUNTARILY REIMBURSE APPROXIMATELY $70,000 OF EXPENSES, OR APPROXIMATELY 0.01% OF THE FUND'S NET ASSETS, FOR THE YEAR ENDING SEPTEMBER 30, 2005. LORD ABBETT MAY STOP SUCH REIMBURSEMENT AT ANY TIME.

                                                          NEW YORK TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                             1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares                         $    418   $    615   $    828   $  1,442
Class C Shares                         $    262   $    502   $    866   $  1,889
Class P Shares                         $    106   $    331   $    574   $  1,271


You would pay the following expenses if you did not redeem your shares:


                                        1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares                         $    418   $    615   $    828   $  1,442
Class C Shares                         $    162   $    502   $    866   $  1,889
Class P Shares                         $    106   $    331   $    574   $  1,271

                                                             TEXAS TAX-FREE FUND

                                                         Symbol: Class A - LATIX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

  95      18.0%
  96       4.0%
  97       9.7%
  98       5.9%
  99      -6.7%
2000      12.0%
2001       4.6%
2002      10.1%
2003       5.0%
2004       3.6%

BEST QUARTER 1st Q '95   +7.4%
WORST QUARTER 2nd Q '04  -3.1%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                             TEXAS TAX-FREE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


SHARE CLASS                           1 YEAR     5 YEARS    10 YEARS
Class A Shares
 Return Before Taxes                    0.25%       6.29%       6.08%
 Return After Taxes
  on Distributions                      0.25%       6.29%       5.97%
 Return After Taxes
  on Distributions
  and Sale of Fund Shares               1.65%       6.09%       5.89%
Lehman Municipal
Bond Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                     4.48%       7.20%       7.06%
Lehman Municipal Long
Current Coupon Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                     5.88%       7.22%       6.73%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                             TEXAS TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                            CLASS A        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                                       3.25%(1)       none
Maximum Deferred
Sales Charge
See "Purchases")(2)                                              none(3)        none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets)
 (as a % of average net assets)
Management Fees
(See "Management")(4)                                            0.45%          0.45%
Distribution and Service
(12b-1) Fees(5)                                                  0.35%          0.45%
Other Expenses                                                   0.20%          0.20%
Total Operating Expenses(4)(6)                                   1.00%          1.10%
Expense Reimbursement(6)                                         0.05%          0.05%
Net Expenses(6)                                                  0.95%          1.05%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(4) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6) For the fiscal year ending September 30, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                             TEXAS TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS         1 YEAR        3 YEARS       5 YEARS        10 YEARS
Class A Shares   $        419   $       628   $        855   $     1,505
Class P Shares   $        107   $       345   $        601   $     1,336


You would pay the following expenses if you did not redeem your shares:


SHARE CLASS         1 YEAR        3 YEARS       5 YEARS        10 YEARS
Class A Shares   $        419   $       628   $        855   $      1,505
Class P Shares   $        107   $       345   $        601   $      1,336

                                                        WASHINGTON TAX-FREE FUND

                                                         Symbol: Class A - LAWAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

  95                  +18.1%
  96                   +4.7%
  97                  +10.1%
  98                   +6.5%
  99                   -5.9%
2000                  +12.4%
2001                   +4.9%
2002                   +9.0%
2003                   +4.4%
2004                   +4.0%

BEST QUARTER 1st Q '95   +7.3%
WORST QUARTER 2nd Q '04  -2.7%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                        WASHINGTON TAX-FREE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


SHARE CLASS                                        1 YEAR        5 YEARS        10 YEARS
Class A Shares
 Return Before Taxes                                   0.50%          6.16%          6.29%
 Return After Taxes on Distributions                   0.50%          6.16%          6.29%
 Return After Taxes on Distributions
  and Sale of Fund Shares                              1.91%          6.03%          6.19%
Lehman Municipal
Bond Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                                    4.48%          7.20%          7.06%
Lehman Municipal Long
Current Coupon Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                                    5.88%          7.22%          6.73%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                        WASHINGTON TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                            CLASS A        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                                       3.25%(1)       none
Maximum Deferred
Sales Charge
(See "Purchases")(2)                                             none(3)        none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets)
 (as a % of average net assets)
Management Fees
(See "Management")(4)                                            0.45%          0.45%
Distribution and Service
(12b-1) Fees(5)                                                  0.00%          0.45%
Other Expenses                                                   0.20%          0.20%
Total Operating Expenses(4)                                      0.65%          1.10%
Expense Reimbursement(6)                                         0.00%          0.05%
Net Expenses(6)                                                  0.65%          1.05%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(4) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6) For the fiscal year ending September 30, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million. Once the 12b-1 Plan is effective, the 12b-1 fees may approximate 0.35% of Class A average daily net assets.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                        WASHINGTON TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A Shares                  $    389  $    526  $    675  $  1,109
Class P Shares                  $    107  $    345  $    601  $  1,336


You would pay the following expenses if you did not redeem your shares:


SHARE CLASS                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A Shares                  $    389  $    526  $    675  $  1,109
Class P Shares                  $    107  $    345  $    601  $  1,336

                                              INSURED INTERMEDIATE TAX-FREE FUND

                                                        Symbol:  Class A - LISAX
                                                                 Class B - LISBX
                                                                 Class C - LISCX
                                                                 Class P - LISPX

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

2004    2.3%

BEST QUARTER 3rd Q '04   +3.0%
WORST QUARTER 2nd Q '04  -2.2%

================================================================================


     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

                                              INSURED INTERMEDIATE TAX-FREE FUND


     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.


================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


                                                                      LIFE OF
SHARE CLASS                                            1 YEAR         FUND(1)
Class A Shares
Return Before Taxes                                      -0.99%        0.05%
Return After Taxes
 on Distributions                                        -0.99%        0.05%
Return After Taxes
 on Distributions and
 Sale of Fund Shares                                      0.30%        0.44%
Class B Shares                                           -2.44%       -1.05%
Class C Shares                                            1.62%        1.51%
Class P Shares                                            2.09%        2.10%
Lehman 3-10 Year Insured
Tax-Exempt Bond(2)
(reflects no deduction for
fees, expenses or taxes)                                  3.14%        2.99%(3)
Lipper Insured Municipal
Debt Funds Average(2)
(reflects no deduction for
fees, expenses or taxes)                                  3.21%        2.77%(3)



(1) The date of inception for each class of shares is 6/30/03.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.
(3) Represents total returns for the period 6/30/03 - 12/31/04, to correspond with A, B, C, and P inception dates.

                                              INSURED INTERMEDIATE TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                   CLASS A     CLASS B(1)     CLASS C     CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)          3.25%(2)     none         none         none
Maximum Deferred
Sales Charge
(See "Purchases")(3)                none(4)      5.00%        1.00%(5)     none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
(See "Management")(6)               0.45%        0.45%        0.45%        0.45%
Distribution and Service
(12b-1) Fees(7)                     0.35%        1.00%        1.00%        0.45%
Other Expenses                      1.55%        1.55%        1.55%        1.55%
Total Operating Expenses(6)(8)      2.30%        2.95%        2.95%        2.40%
Expense Reimbursement(8)            2.05%        1.95%        1.95%        1.95%
Net Expenses(8)                     0.25%        1.00%        1.00%        0.45%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.


(6) These amounts have been restated from fiscal year amounts to reflect current fees.


(7) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


(8) For the fiscal year ending September 30, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 0.25% of average daily net assets for Class A shares, 1.00% of average daily net assets for Class B and C shares, and 0.45% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                              INSURED INTERMEDIATE TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                      1 YEAR      3 YEARS     5 YEARS    10 YEARS
Class A Shares                  $      350  $      829  $    1,334  $    2,721
Class B Shares                  $      602  $    1,028  $    1,580  $    2,976
Class C Shares                  $      202  $      728  $    1,380  $    3,132
Class P Shares                  $       46  $      561  $    1,103  $    2,587


You would pay the following expenses if you did not redeem your shares:


                                  1 YEAR      3 YEARS     5 YEARS    10 YEARS
Class A Shares                  $      350  $      829  $    1,334  $    2,721
Class B Shares                  $      102  $      728  $    1,380  $    2,976
Class C Shares                  $      102  $      728  $    1,380  $    3,132
Class P Shares                  $       46  $      561  $    1,103  $    2,587

                                                          FLORIDA TAX-FREE TRUST

                                                        Symbols: Class A - LAFLX
                                                                 Class C - FLLAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

  95    16.8%
  96     2.6%
  97     8.2%
  98     6.2%
  99    -5.5%
2000    11.2%
2001     4.4%
2002     8.6%
2003     3.9%
2004     3.4%


BEST QUARTER 1st Q '95   +7.5%
WORST QUARTER 2nd Q '04  -3.2%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


                                                                                           LIFE OF
SHARE CLASS                                       1 YEAR       5 YEARS      10 YEARS       FUND(1)
Class A Shares
 Return Before
  Taxes                                             0.08%         5.57%         5.48%            -
 Return After Taxes
  on Distributions                                  0.08%         5.57%         5.48%            -
 Return After Taxes
  on Distributions
  and Sale of Fund
  Shares                                            1.53%         5.46%         5.43%            -
Class C Shares                                      2.67%         5.52%            -          4.51%
Lehman Municipal
Bond Index(2)
 (reflects no deduction
 for fees, expenses or
 taxes)                                             4.48%         7.20%         7.06%         6.33%(3)
Lehman Municipal
Long Current Coupon
Index(2)
 (reflects no deduction
 for fees, expenses or
 taxes)                                             5.88%         7.22%         6.73%         6.05%(3)


(1)  The date of inception for Class C shares is 7/15/96.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3) Represents total returns for the period 7/31/96 - 12/31/04, to correspond with Class C inception date.

                                                          FLORIDA TAX-FREE TRUST

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                               CLASS A       CLASS C       CLASS P
SHAREHOLDER FEES (Fees paid directly from
your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                          3.25%(1)      none          none
Maximum Deferred
Sales Charge
 (See "Purchases")(2)                               none(3)       1.00%(4)      none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a %
of average net assets)(3)
Management Fees
(See "Management")(5)                               0.45%         0.45%         0.45%
Distribution and Service
(12b-1) Fees(6)                                     0.35%         1.00%         0.45%
Other Expenses                                      0.17%         0.17%         0.17%
Total Operating Expenses                            0.97%         1.62%         1.07%
Expense Reimbursement(5)(7)                         0.02%         0.02%         0.02%
Net Expenses(7)                                     0.95%         1.60%         1.05%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(5) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(7) For the fiscal year ending September 30, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class C shares, and 1.05% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.


FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005, LORD ABBETT EXPECTS TO VOLUNTARILY REIMBURSE APPROXIMATELY $150,000 EXPENSES, OR APPROXIMATELY 0.05% OF THE FUND'S NET ASSETS. LORD ABBETT MAY STOP SUCH REIMBURSEMENT AT ANY TIME.

                                                          FLORIDA TAX-FREE TRUST

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
Class A Shares                                $      419    $      622    $      842    $    1,474
Class C Shares                                $      263    $      509    $      879    $    1,920
Class P Shares                                $      107    $      338    $      588    $    1,304


You would pay the following expenses if you did not redeem your shares:


                                                1 YEAR       3 YEARS       5 YEARS       10 YEARS
Class A Shares                                $      419    $      622    $      842    $    1,474
Class C Shares                                $      163    $      509    $      879    $    1,920
Class P Shares                                $      107    $      338    $      588    $    1,304

                                                          GEORGIA TAX-FREE TRUST

                                                         Symbol: Class A - LAGAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

  95    17.1%
  96     4.6%
  97    10.5%
  98     7.2%
  99    -4.8%
2000    14.4%
2001     6.0%
2002     8.9%
2003     5.3%
2004     4.7%

BEST QUARTER 1st Q '95   +6.2%
WORST QUARTER 2nd Q '04  -3.0%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                          GEORGIA TAX-FREE TRUST

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


SHARE CLASS                                     1 YEAR       5 YEARS       10 YEARS
Class A Shares
 Return Before Taxes                             1.31%        7.10%          6.87%
Return After Taxes
 on Distributions                                1.31%        7.09%          6.75%
Return After Taxes
 on Distributions
 and Sale of Fund
 Shares                                          2.25%        6.77%          6.58%
Lehman Municipal
Bond Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                              4.48%        7.20%          7.06%
Lehman Municipal Long
Current Coupon Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                              5.88%        7.22%          6.73%



(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                          GEORGIA TAX-FREE TRUST

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                               CLASS A       CLASS P
SHAREHOLDER FEES (Fees paid directly from
 your investment)
Maximum Sales
Charge on Purchases
 (as a % of offering price)                    3.25%(1)       none
Maximum Deferred
Sales Charge
 (See "Purchases")(2)                          none(3)        none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a %
 of average net assets)
Management Fees
 (See "Management")(4)                         0.45%          0.45%
Distribution and Service
 (12b-1) Fees(5)                               0.00%          0.45%
Other Expenses                                 0.17%          0.22%
Total Operating Expenses(4)                    0.62%          1.12%
Expense Reimbursement(6)                       0.00%          0.07%
Net Expenses(6)                                0.62%          1.05%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(4) These amounts have been restated from fiscal year amounts to reflect current fees.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6) For the fiscal year ending September 30, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million. Once the 12b-1 Plan is effective, the 12b-1 fees may approximate 0.35% of Class A average daily net assets.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                          GEORGIA TAX-FREE TRUST

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
Class A Shares                                $      386    $      517    $      660    $    1,074
Class P Shares                                $      107    $      349    $      610    $    1,357


You would pay the following expenses if you did not redeem your shares:


                                                1 YEAR       3 YEARS       5 YEARS       10 YEARS
Class A Shares                                $      386    $      517    $      660    $    1,074
Class P Shares                                $      107    $      349    $      610    $    1,357

                                                         MICHIGAN TAX-FREE TRUST

                                                         Symbol: Class A - LAMIX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

  95    18.1%
  96     4.3%
  97     8.8%
  98     6.1%
  99    -4.1%
2000    13.4%
2001     5.2%
2002    10.9%
2003     4.1%
2004     3.7%

BEST QUARTER 1st Q '95   +8.0%
WORST QUARTER 2nd Q '04  -2.9%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                         MICHIGAN TAX-FREE TRUST

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


SHARE CLASS                                     1 YEAR        5 YEARS      10 YEARS
Class A Shares
 Return Before Taxes                             0.32%         6.68%         6.54%
 Return After Taxes
  on Distributions                               0.32%         6.68%         6.54%
 Return After Taxes
  on Distributions
  and Sale of Fund Shares                        1.63%         6.44%         6.38%
Lehman Municipal
Bond Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                              4.48%         7.20%         7.06%
Lehman Municipal Long
Current Coupon Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                              5.88%         7.22%         6.73%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                         MICHIGAN TAX-FREE TRUST

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                CLASS A      CLASS P
SHAREHOLDER FEES (Fees paid directly from
your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                      3.25%(1)      none
Maximum Deferred
Sales Charge
(See "Purchases")(2)                            none(3)       none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a %
of average net assets)
Management Fees
(See "Management")(4)                           0.45%         0.45%
Distribution and Service
(12b-1) Fees(5)                                 0.00%         0.45%
Other Expenses                                  0.17%         0.17%
Total Operating Expenses(4)                     0.62%         1.07%
Expense Reimbursement(6)                        0.00%         0.02%
Net Expenses(6)                                 0.62%         1.05%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(4) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6) For the fiscal year ending September 30, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million. Once the 12b-1 Plan is effective, the 12b-1 fees may approximate 0.35% of Class A average daily net assets.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                         MICHIGAN TAX-FREE TRUST

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                                     1 YEAR        3 YEARS      5 YEARS       10 YEARS
Class A Shares                                $      386    $      517    $      660    $    1,074
Class P Shares                                $      107    $      338    $      588    $    1,304


You would pay the following expenses if you did not redeem your shares:


                                                1 YEAR        3 YEARS      5 YEARS       10 YEARS
Class A Shares                                $      386    $      517    $      660    $    1,074
Class P Shares                                $      107    $      338    $      588    $    1,304

                                                     PENNSYLVANIA TAX-FREE TRUST

                                                         Symbol: Class A - LAPAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

  95   +18.0%
  96    +4.2%
  97    +9.2%
  98    +6.4%
  99    -4.7%
2000   +13.3%
2001    +4.1%
2002    +8.7%
2003    +4.7%
2004    +4.7%

BEST QUARTER 1st Q '95   +8.1%
WORST QUARTER 2nd Q '04  -2.9%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                     PENNSYLVANIA TAX-FREE TRUST

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


SHARE CLASS                                     1 YEAR       5 YEARS       10 YEARS
Class A Shares
Return Before Taxes                                 1.23%         6.32%         6.35%
 Return After Taxes
  on Distributions                                  1.23%         6.32%         6.35%
Return After Taxes
 on Distributions
 and Sale of Fund Shares                            2.24%         6.11%         6.22%
Lehman Municipal
Bond Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                                 4.48%         7.20%         7.06%
Lehman Municipal Long
Current Coupon Index(1)
 (reflects no deduction for fees,
 expenses or taxes)                                 5.88%         7.22%         6.73%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                    PENNSYLVANIA TAX-FREE TRUST

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                CLASS A       CLASS P
SHAREHOLDER FEES (Fees paid directly from
your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                      3.25%(1)       none
Maximum Deferred
Sales Charge
(See "Purchases")(2)                            none(3)        none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a %
of average net assets)
Management Fees
(See "Management")(4)                           0.45%          0.45%
Distribution and Service
(12b-1) Fees(5)                                 0.35%          0.45%
Other Expenses                                  0.16%          0.16%
Total Operating Expenses(4)                     0.96%          1.06%
Expense Reimbursement(6)                        0.01%          0.01%
Net Expenses(5)                                 0.95%          1.05%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(4) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6) For the fiscal year ending September 30, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                     PENNSYLVANIA TAX-FREE TRUST

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
Class A Shares                                $      419    $      620    $      838    $    1,464
Class P Shares                                $      107    $      336    $      584    $    1,293


You would pay the following expenses if you did not redeem your shares:


                                                1 YEAR       3 YEARS       5 YEARS       10 YEARS
Class A Shares                                $      419    $      620    $      838    $    1,464
Class P Shares                                $      107    $      336    $      584    $    1,293

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Funds and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.


     CONCENTRATION. No Fund will invest more than 25% of its total assets in any industry, other than tax-exempt securities issued by governments or political subdivisions of governments to which this limitation does not apply. Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to a Fund in the event of an economic downturn in that industry. This may result generally in a lowered ability of such users to make payments on their obligations. The electric utility industry is subject to rate regulation vagaries. The health care industry suffers from two main problems - affordability and access.

     DIVERSIFICATION. The National and Insured Intermediate Funds are diversified funds. A diversified fund, with respect to 75% of total assets, will normally not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. Each of the other Funds is a nondiversified mutual fund. This means that each of the Funds may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. As a result, the value of a nondiversified fund's investments may be more affected by a single adverse economic, political or regulatory event than the investments of a diversified fund would be.


     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange. A Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into. It is not currently expected that these investments will be a principal strategy of the Funds.


     RISKS OF OPTIONS AND FUTURES. Fund transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     INTEREST RATE SWAPS, CREDIT SWAPS, TOTAL RETURN SWAPS, OPTIONS ON SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund involved may also be required to pay the dollar value of that decline to the counterparty.

     The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

     The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.


     The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, credit and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if these investment techniques were not used. It is not currently expected that these investments will be a principal strategy of the Funds.

     PRIVATE ACTIVITY OR INDUSTRIAL DEVELOPMENT BONDS. Each Fund may invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described under "Principal Strategy") in private activity bonds (sometimes called "AMT paper"). See "Distributions and Taxes." The credit quality of such bonds usually is directly related to the credit standing of the private user of the facilities.

     RESIDUAL INTEREST BONDS. Each Fund may invest up to 20% of its net assets in residual interest bonds ("RIBs") to enhance income and increase portfolio duration. A RIB, sometimes referred to as an inverse floater, is a type of "derivative" debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security ("specific fixed-rate security"). Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest rate paid on the RIB, with the result that when interest rates rise, RIBs' interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. When interest rates fall, not only do RIBs provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values also rise faster than such similar securities. Some RIBs have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," a Fund will have paid an additional amount for a feature that proves worthless. It is currently expected that these investments may be a principal strategy of the Funds.

     ILLIQUID SECURITIES. A Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include: domestic securities that are not readily marketable; certain municipal leases and participation interests; repurchase agreements and time deposits with a notice or demand period of more than seven days; certain structured securities and all swap transactions; and certain restricted securities (i.e., securities with terms that limit their resale to other investors or require registration under the federal securities laws before they can be sold publicly) that Lord Abbett determines to be illiquid. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

     ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. The Funds may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities.


     Because these securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since the bondholders do not receive interest payments, when interest rates rise, these securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, these securities rise more rapidly in value because the bonds reflect a fixed rate of return. If the issuer defaults, the Fund involved may not receive any return on its investment.


     An investment in zero coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on their investment. To generate cash to satisfy distribution requirements, a Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedule of portfolio holdings with the SEC on Form N-Q for their first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Funds make publicly available a complete schedule of their portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT


     BOARD OF DIRECTORS/TRUSTEES. The Board of Directors of Lord Abbett Municipal Income Fund, Inc. and Board of Trustees of Lord Abbett Municipal Income Trust oversee the management of the business and affairs of their respective Funds. The Boards meet regularly to review their respective Funds' portfolio investments, performance, expenses, and operations. The Boards appoint officers who are responsible for the day-to-day operations of their respective Funds and who execute policies authorized by the Boards. More than 75 percent of the members of each Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $93 billion in 50 mutual fund portfolios and other advisory accounts as of December 31, 2004.

     Effective October 1, 2004, for each Fund except the Insured Intermediate Fund, Lord Abbett is entitled to an annual management fee based on each such Fund's average daily net assets, calculated daily and payable monthly, as follows:


       .45 of 1% on the first $1 billion in assets, .40 of 1% on the next $1 billion, and .35 of 1% on the Fund's assets over $2 billion.


     Prior to October 1, 2004, Lord Abbett was entitled to and received an annual management fee of .50 of 1% on each Fund's average daily net assets, except for the Insured Intermediate Fund.

     Effective October 1, 2004 for the Insured Intermediate Fund, Lord Abbett is entitled to an annual management fee based on that Fund's average daily net assets, calculated daily and payable monthly, as follows:


       .40 of 1% of the first $2 billion of average daily net assets, .375 of 1% of the next $3 billion;
       .35 of 1% of assets over $5 billion.

     Prior to October 1, 2004, for the Insured Intermediate Fund, Lord Abbett was entitled to an annual management fee calculated as follows:


       .45 of 1% on the first $2 billion in assets
       .425 of 1% on the next $3 billion, and
       .40 of 1% on the Fund's assets over $5 billion.

     Each fee is calculated daily and payable monthly.


     For the fiscal year ended September 30, 2004, Lord Abbett reimbursed the Insured Intermediate Fund for its entire management fee.

     In addition, Lord Abbett provides certain administrative services to each of the Funds pursuant to an Administrative Services Agreement in return for a fee at the annual rate of .04 of 1% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

     Richard Smola, Partner of Lord Abbett and Investment Team Leader, joined Lord Abbett in 1991 and has been in the investment business since 1981. Philip Fang, Investment Manager, joined Lord Abbett in 1991 and has been in the investment management business since 1988. Peter Scott Smith, Investment Manager, joined Lord Abbett in 1992 and has been in the investment business since 1990.

                                                                 YOUR INVESTMENT

PURCHASES


     The National and Insured Intermediate Funds offer in this Prospectus four classes of shares: Class A, B, C, and P. The California, New York, and Florida Funds offer three share classes: Class A, C, and P. The other Funds offer two share classes: Class A and P. Each class in a Fund represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."

     We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC (the "Distributor") determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.


     PRICING OF SHARES. NAV per share for each class of each Fund's shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC
("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     In calculating NAV, the securities in which the Funds invest (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Securities having remaining maturities of 60 days or less are valued at their amortized cost.

     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price. Each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     EXCESSIVE TRADING AND MARKET TIMING. The Funds are designed for long-term investors and are not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Funds, raise their expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. The Funds may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Funds' performance.

     The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. We have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors, FINANCIAL INTERMEDIARIES that place orders on behalf of their clients, and other agents. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Lord Abbett has not adopted a particular rule-set for identifying undesirable trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, Lord Abbett generally will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. We may modify these procedures from time to time.

     If, based on these procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment (discussed further below), we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     shares of the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. If the investor elects to exchange or redeem Fund shares, the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will identify all such practices or that some investors will not employ tactics designed to evade detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Funds, the Distributor's ability to monitor these trades and/or to implement the procedures may be severely limited.

     Omnibus account arrangements are commonly used means for broker-dealers and other Financial Intermediaries, such as recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of the Funds' shares may be held through omnibus accounts. When shares are held through omnibus arrangements, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor the purchase and redemption activity through the overall omnibus account(s). If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request the Financial Intermediary to take appropriate action to curtail the activity and will work with the Financial Intermediary to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive or short-term trading, we may consider whether to terminate the relationship. The nature of omnibus arrangements also may inhibit or prevent the Distributor or the Funds from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments have agreed to assess the CDSCs or assist the Distributor or the Funds in assessing them.


     SHARE CLASSES. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a contingent deferred sales charge ("CDSC"). Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

================================================================================
SHARE CLASSES
--------------------------------------------------------------------------------

CLASS A   (ALL FUNDS)

          - normally offered with a front-end sales charge which may be reduced or eliminated in certain circumstances

          - generally lowest annual expenses due to lower 12b-1 fees

CLASS B   (NATIONAL AND INSURED INTERMEDIATE FUNDS ONLY)

          - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

          - higher annual expenses than Class A shares due to higher 12b-1 fees

          - automatically converts to Class A shares after eight years

CLASS C (NATIONAL, INSURED INTERMEDIATE, CALIFORNIA, NEW YORK AND FLORIDA FUNDS ONLY)

          - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

          - higher annual expenses than Class A shares due to higher 12b-1 fees

CLASS P   (ALL FUNDS)

          - available only to certain investors

          - no front-end sales charge and no CDSC

          - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES (ALL FUNDS)
--------------------------------------------------------------------------------

                                                              MAXIMUM
                                                TO COMPUTE   DEALER'S
                          AS A        AS A       OFFERING   CONCESSION
                          % OF        % OF         PRICE      (% OF
                        OFFERING      YOUR        DIVIDE     OFFERING
YOUR INVESTMENT           PRICE    INVESTMENT     NAV BY      PRICE)
----------------------------------------------------------------------
Less than $50,000          3.25%      3.36%        .9675        2.75%

$50,000 to $99,999         2.75%      2.83%        .9725        2.25%

$100,000 to $249,999       2.50%      2.56%        .9750        2.00%

$250,000 to $499,999       2.00%      2.04%        .9800        1.70%

$500,000 to $999,999       1.50%      1.52%        .9850        1.25%

$1,000,000               No Sales
 and over                 Charge                  1.0000            +

The following $1 million category applies only to the Georgia, Michigan, Minnesota and Washington Funds until each Fund's Rule 12b-1 Plan becomes effective, at which time the sales charge table above will apply to the Fund.

$1,000,000 and over        1.00%      1.01%        .9900        1.00%

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.


     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the applicable Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you or your Financial Intermediary must let the Fund know. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may


[SIDENOTE]

PLEASE INFORM THE FUNDS OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett
U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item
     (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee.

     A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE UNDER "LORD ABBETT FUNDS" AT www.LordAbbett.com. OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE).

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -    purchases of $1 million or more, *
     - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees, *
     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, *
     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,
     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,
     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,
     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,
     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the

[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-    Traditional, Rollover, Roth and Education IRAs

-    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-    Defined Contribution Plans
          employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,
     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or
     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.


     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC. THESE CATEGORIES DO NOT APPLY TO GEORGIA, MICHIGAN, MINNESOTA AND WASHINGTON FUNDS UNTIL THE FUND'S RULE 12b-1 PLAN BECOMES EFFECTIVE, AT WHICH TIME THESE CATEGORIES WILL APPLY TO THE FUND.

     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Dealers may receive distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

     -    purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

     These concessions do not apply to the Georgia, Michigan, Minnesota or Washington Funds until the Fund's Rule 12b-1 Plan becomes effective, at which time these concessions will apply to the Fund.

================================================================================
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                               FRONT-END
CLASS A INVESTMENTS            SALES CHARGE*     DEALER'S CONCESSION
--------------------------------------------------------------------
First $5 million               None              1.00%

Next $5 million above that     None              0.55%

Next $40 million above that    None              0.50%

Over $50 million               None              0.25%

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.


     Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of each Fund's Class B, C, and P shares will be included for purposes of calculating the breakpoints in the schedule above and the amount of the concessions payable with respect to Class A Shares investment. Concessions may not be paid with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.


     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

================================================================================
CONTINGENT DEFERRED SALES CHARGE (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

  3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% will normally be collected.


     The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002.

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

     CLASS B SHARE CDSC (NATIONAL AND INSURED INTERMEDIATE FUNDS ONLY). The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                                      CONTINGENT DEFERRED SALES
THE DAY ON WHICH                                       CHARGE ON REDEMPTION
THE PURCHASE ORDER                                     (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                                           TO CHARGE)
On                               Before
                                 1st                              5.0%
1st                              2nd                              4.0%
2nd                              3rd                              3.0%
3rd                              4th                              3.0%
4th                              5th                              2.0%
5th                              6th                              1.0%
on or after the 6th(2)                                            None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.
(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of the purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

[SIDENOTE]

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -    death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCs WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC (NATIONAL, INSURED INTERMEDIATE, CALIFORNIA, NEW YORK AND FLORIDA FUNDS ONLY). The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                      CLASS A(1)     CLASS B     CLASS C    CLASS P
----------------------------------------------------------------------
Service                         .25%        .25%        .25%       .20%
Distribution                    .10%(2)     .75%        .75%       .25%

(1) The Class A Plans of the Georgia, Michigan, Minnesota, and Washington Funds will not go into effect until the quarter subsequent to the net assets of each Fund's Class A shares reaching $100 million. As of the date hereof, the net assets of each Fund's Class A shares had not reached $100 million.
(2) Until October 1, 2004 Class A shares also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. See "Dealer Concessions on Class A Purchases Without a Front-End Sales Charge."

     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Effective October 1, 2004, Lord Abbett Distributor began paying a one-time distribution fee of up to 1% on certain qualifying purchases, as described at "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge." Additional payments may be paid from Lord Abbett's own resources or from distribution fees received from a Fund and may be made in the form of cash or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

     RECORDKEEPING SERVICES. From time to time, the Funds may enter into arrangements with and pay fees to organizations that provide recordkeeping services to certain groups of investors in the Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of broker-dealers that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Funds in their compliance with state securities laws. In each instance, the fees a Fund pays are designed to be equal to or less than the fees the Fund would pay to its transfer agent for similar services. In addition, none of these arrangements relate to distribution services. Lord Abbett Distributor also may pay the recordkeeper or an affiliate fees for other services pursuant to a selling dealer agreement or shareholder services agreement. The Funds understand that, in accordance with guidance from the U.S. Department of Labor, Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the plans or the Investors.

OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including each Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.


     MINIMUM INITIAL INVESTMENT

     -    Regular Account                                $ 1,000
     -    Individual Retirement Accounts and
          403(b) Plans under the Internal Revenue Code   $   250
     -    Uniform Gift to Minor Account                  $   250
     -    Invest-A-Matic                                 $   250

     No minimum investment is required for certain Retirement and Benefit Plans and for certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the Application and send it to the Fund you select at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.


     [NAME OF FUND]

     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to a Fund must contain: (1) a completed application, with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.

     BY EXCHANGE. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Funds with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity, (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,


     - a redemption check payable to a bank other than the bank we have on file, or


     -    a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from each Funds' portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

[Date]

[SEAL]

- In the case of a corporation -
  ABC Corporation

  Mary B. Doe

  By Mary B. Doe, President
  [Date]

[SEAL]

DISTRIBUTIONS AND TAXES

     Each Fund expects to declare "exempt-interest dividends" from its net investment income daily and pay them monthly. Each Fund expects to distribute any net capital gains annually as "capital gains distributions."

     Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, each Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to reinvest all subsequent distributions in additional fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     Each Fund seeks to earn income and pay dividends exempt from federal income tax. It is anticipated that substantially all of each Fund's income will be exempt from federal income tax. However, each Fund may invest a portion of its assets in securities that pay income that is not exempt from federal income tax. Further, a portion of the dividends you receive may be subject to federal individual or corporate alternative minimum tax ("AMT"). Each Fund may invest up to 20% of its net assets in private activity bonds (sometimes called "AMT paper"). The income from these bonds is an item of tax preference when determining your federal individual or corporate AMT, which may cause the income to be taxable to you.


     Distributions of short-term capital gains and gains characterized as market discount are taxable to you as ordinary income for federal income tax purposes, while distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned shares or whether distributions are reinvested or paid in cash.


     Exempt interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

     Any sale, redemption or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

     Changes in federal or state law or adverse determinations by the Internal Revenue Service, as they relate to certain municipal bonds, may make income from such bonds taxable.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

     SINGLE-STATE TAXABILITY OF DISTRIBUTIONS

     FOR ALL STATE FUNDS - With respect to each state Fund described below, generally exempt-interest dividends derived from interest income on obligations of that state or its political subdivisions, agencies or instrumentalities and on obligations of the federal government or certain other U.S. instrumentalities paid to shareholders who are residents of that state will be exempt from individual income tax in that state but will not be exempt from state and local taxes in other states. However, special rules, described below, may apply. Even if exempt from individual income tax, exempt-interest dividends may be subject to a state's franchise or other corporate or business taxes if received by a corporation subject to taxes in that state.

     Generally, distributions other than exempt-interest dividends, whether received in cash or additional shares, that are federally taxable as ordinary income or capital gains will be includible in income for both state individual and corporate tax purposes. Furthermore, a portion of the Fund's distributions, including exempt-interest dividends, may be subject to state individual or corporate AMT. The income from private activity bonds may be an item of tax preference for state individual or corporate AMT purposes.

     The following special rules generally apply only to shareholders who are residents of each respective state.


     CALIFORNIA FUND - The Fund seeks to earn income and pay dividends that will be exempt from California individual income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the California franchise tax.

     CONNECTICUT FUND - The Fund generally seeks to earn income and pay dividends that will be exempt from Connecticut individual income taxes. Distributions that qualify as capital gains distributions for federal income tax purposes are not subject to the Connecticut individual income tax to the extent they are derived from Connecticut obligations. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the Connecticut corporation business tax.


     FLORIDA FUND - Florida imposes no state individual income tax. Therefore, individuals derive no special Florida state income tax benefits by investing in the Fund. Exempt-interest dividends paid by the Fund to corporate shareholders are generally included in the income of corporate shareholders that are subject to Florida corporate income tax.

     Florida imposes an intangible personal property tax on certain financial assets, including, under certain circumstances, interests in mutual funds. However, the Fund expects that its shares will be exempt from the Florida intangible personal property tax.

     GEORGIA FUND - The Fund seeks to earn income and pay dividends that will be exempt from Georgia individual and corporate income taxes.

     HAWAII FUND - The Fund seeks to earn income and pay dividends that will be exempt from Hawaii individual and corporate income taxes.


     MICHIGAN FUND - The Fund seeks to earn income and pay dividends that will be exempt from Michigan individual income and single business taxes.

     MINNESOTA FUND - The Fund seeks to earn income and pay dividends that will be exempt from Minnesota individual income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the Minnesota corporate franchise tax.


     MISSOURI FUND - The Fund seeks to earn income and pay dividends that will be exempt from Missouri individual and corporate income taxes.


     NEW JERSEY FUND - The Fund seeks to earn income and pay dividends that will be exempt from New Jersey personal income taxes. All exempt-interest dividends from the Fund are included in income of corporate shareholders that are subject to the New Jersey corporation business tax.


     NEW YORK FUND - The Fund seeks to earn income and pay dividends that will be exempt from New York State, as well as New York City, individual income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the New York State corporation franchise tax, as well as New York City general corporation tax.


     PENNSYLVANIA FUND - The Fund seeks to earn income and pay dividends that will be exempt from Pennsylvania individual and corporate income taxes.


     Pennsylvania county personal property tax may be imposed on shares of the Pennsylvania Fund if, on the annual assessment date, the Fund holds certain assets other than exempt securities in which the Fund may invest. In such circumstances, a portion of the value of the Fund's shares would be subject to personal property tax.

     TEXAS FUND - Texas imposes no state individual income tax. Therefore, individuals derive no special Texas state income tax benefits by investing in the Fund. To the extent exempt-interest dividends are excludible from taxable income for federal corporate income tax purposes, they will not be subject to the Texas franchise tax.

     WASHINGTON FUND - Washington imposes no state individual or corporate income tax. Therefore, individual and corporate shareholders derive no special Washington state income benefits by investing in the Fund.

     NATIONAL AND INSURED INTERMEDIATE FUNDS

     Shareholders generally will not be able to exclude exempt-interest dividends paid by the National and Insured Intermediate Funds from their state taxable income. However, shareholders who are residents of a state that does not impose minimum investment requirements in order for exempt dividends from a fund to be excludible from state taxable income may be eligible to exclude the percentage of income derived from obligations of that state when determining their state taxable income. The amount excludible from state taxable income generally will be relatively small, however. Information concerning the percentage of income attributable to each state will be provided to you.

     You should confirm with your tax adviser that income attributable to a state of residence is properly excludible when determining your taxable income. In addition, the portion of the National and Insured Intermediate Funds' dividends attributable to private activity bonds will be a tax preference item for federal, and possibly state, AMT purposes.

     The foregoing is only a summary of important state tax rules. You should consult your tax advisers regarding specific questions as to federal, state or local taxes and how these relate to your own tax situation.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

================================================================================
FOR INVESTING

INVEST-A-MATIC              You can make fixed, periodic investments ($250
(Dollar-cost averaging)     initial and $50 subsequent minimum) into your Fund
                            account by means of automatic money transfers from your bank checking account. See the Application for instructions.

DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC WITHDRAWAL       You can make regular withdrawals from most Lord
PLAN ("SWP")                Abbett-sponsored funds. Automatic cash withdrawals
                            will be paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or Class C must be at least
                            $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit
                            Plans, for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES              The CDSC will be waived on redemptions of up to 12%
                            of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND CLASS C         Redemption proceeds due to a SWP for Class B and
SHARES                      Class C shares will be redeemed in the order
                            described under "CDSC" under "Purchases."
================================================================================

     OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Funds' prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible
     Fund.

[SIDENOTE]

     TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

     Transactions by telephone may be difficult to implement in times of drastic economic or market change.


     EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict or reject any exchange request if a Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                          NATIONAL TAX-FREE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                         CLASS A SHARES
                                                    ----------------------------------------------------------
                                                                         YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                        2004        2003        2002        2001        2000
NET ASSET VALUE, BEGINNING OF YEAR                  $    11.50  $    11.73  $    11.33  $    10.76  $    10.79
INVESTMENT OPERATIONS
 Net investment income(a)                                  .47         .50         .54         .53         .51
 Net realized and unrealized gain (loss)                  (.01)       (.22)        .40         .59         .01
TOTAL FROM INVESTMENT OPERATIONS                           .46         .28         .94        1.12         .52
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                    (.47)       (.51)       (.54)       (.55)       (.55)
NET ASSET VALUE, END OF YEAR                        $    11.49  $    11.50  $    11.73  $    11.33  $    10.76
TOTAL RETURN(b)                                           4.10%       2.48%       8.57%      10.64%       5.02%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
  expense reductions                                       .96%        .98%       1.03%       1.01%        .98%
 Expenses, excluding waiver and
  expense reductions                                      1.00%        .98%       1.04%       1.06%        .99%
 Net investment income                                    4.07%       4.33%       4.74%       4.78%       4.85%


================================================================================


                                                                         YEAR ENDED 9/30
                                                    ----------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004        2003        2002        2001        2000
NET ASSETS, END OF YEAR (000)                       $  500,519  $  515,694  $  530,563  $  512,426  $  487,188
PORTFOLIO TURNOVER RATE                                 183.06%     209.07%      63.74%      77.46%     185.25%

                                                          NATIONAL TAX-FREE FUND

================================================================================


                                                                         CLASS B SHARES
                                                    ----------------------------------------------------------
                                                                         YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                        2004        2003        2002        2001        2000
NET ASSET VALUE, BEGINNING OF YEAR                  $    11.53  $    11.76  $    11.36  $    10.79  $    10.82
INVESTMENT OPERATIONS
 Net investment income(a)                                  .39         .42         .47         .46         .44
 Net realized and unrealized gain (loss)                  (.01)       (.21)        .40         .60         .01
TOTAL FROM INVESTMENT OPERATIONS                           .38         .21         .87        1.06         .45
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                    (.39)       (.44)       (.47)       (.49)       (.48)
NET ASSET VALUE, END OF YEAR                        $    11.52  $    11.53  $    11.76  $    11.36  $    10.79
TOTAL RETURN(b)                                           3.40%       1.86%       7.88%       9.96%       4.32%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
  expense reductions                                      1.61%       1.63%       1.65%       1.64%       1.63%
 Expenses, excluding waiver and
  expense reductions                                      1.65%       1.63%       1.66%       1.69%       1.63%
 Net investment income                                    3.42%       3.68%       4.12%       4.15%       4.15%


================================================================================


                                                                        YEAR ENDED 9/30
                                                    ----------------------------------------------------------
SUPPLEMENTAL DATA:                                     2004        2003        2002        2001        2000
NET ASSETS, END OF YEAR (000)                       $   34,263  $   39,122  $   36,250  $   28,531  $   17,594
PORTFOLIO TURNOVER RATE                                 183.06%     209.07%      63.74%      77.46%     185.25%

                                                          NATIONAL TAX-FREE FUND

================================================================================


                                                                         CLASS C SHARES
                                                    ----------------------------------------------------------
                                                                         YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                        2004        2003        2002        2001        2000
NET ASSET VALUE, BEGINNING OF YEAR                  $    11.52  $    11.76  $    11.35  $    10.77  $    10.81
INVESTMENT OPERATIONS
 Net investment income(a)                                  .39         .42         .47         .46         .45
 Net realized and unrealized gain (loss)                  (.02)       (.22)        .41         .60        (.01)
TOTAL FROM INVESTMENT OPERATIONS                           .37         .20         .88        1.06         .44
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                    (.39)       (.44)       (.47)       (.48)       (.48)
NET ASSET VALUE, END OF YEAR                        $    11.50  $    11.52  $    11.76  $    11.35  $    10.77
TOTAL RETURN(b)                                           3.32%       1.80%       7.95%      10.04%       4.23%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
  expense reductions                                      1.61%       1.63%       1.61%       1.68%       1.63%
 Expenses, excluding waiver and
  expense reductions                                      1.65%       1.63%       1.62%       1.73%       1.64%
 Net investment income                                    3.42%       3.68%       4.16%       4.11%       4.19%


================================================================================


                                                                         YEAR ENDED 9/30
                                                    ----------------------------------------------------------
SUPPLEMENTAL DATA:                                     2004        2003        2002        2001        2000
NET ASSETS, END OF YEAR (000)                       $   43,409  $   49,474  $   44,727  $   37,803  $   34,999
PORTFOLIO TURNOVER RATE                                 183.06%     209.07%      63.74%      77.46%     185.25%



(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                        CALIFORNIA TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                         CLASS A SHARES
                                                    ----------------------------------------------------------
                                                                         YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                        2004        2003        2002        2001        2000
NET ASSET VALUE, BEGINNING OF YEAR                  $    10.80  $    11.19  $    10.89  $    10.29  $    10.16
INVESTMENT OPERATIONS
 Net investment income(a)                                  .43         .46         .52         .51         .53
 Net realized and unrealized gain (loss)                   .07        (.36)        .29         .61         .12
TOTAL FROM INVESTMENT OPERATIONS                           .50         .10         .81        1.12         .65
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                    (.44)       (.49)       (.51)       (.52)       (.52)
NET ASSET VALUE, END OF YEAR                        $    10.86  $    10.80  $    11.19  $    10.89  $    10.29
TOTAL RETURN(b)                                           4.73%        .94%       7.65%      11.09%       6.62%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                    .99%        .99%       1.03%       1.00%        .94%
 Expenses, excluding expense reductions                    .99%        .99%       1.04%       1.04%        .94%
 Net investment income                                    3.97%       4.27%       4.82%       4.81%       5.30%


================================================================================


                                                                         YEAR ENDED 9/30
                                                    ----------------------------------------------------------
SUPPLEMENTAL DATA:                                     2004        2003        2002        2001        2000
NET ASSETS, END OF YEAR (000)                       $  165,270  $  178,156  $  192,181  $  192,624  $  186,041
PORTFOLIO TURNOVER RATE                                  28.81%      86.47%      45.31%      72.84%     100.22%

                                                        CALIFORNIA TAX-FREE FUND

================================================================================


                                                                         CLASS C SHARES
                                                    ----------------------------------------------------------
                                                                         YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                        2004        2003        2002        2001        2000
NET ASSET VALUE, BEGINNING OF YEAR                  $    10.80  $    11.20  $    10.91  $    10.30  $    10.16
INVESTMENT OPERATIONS
 Net investment income(a)                                  .36         .39         .46         .45         .47
 Net realized and unrealized gain (loss)                   .08        (.37)        .27         .61         .12
TOTAL FROM INVESTMENT OPERATIONS                           .44         .02         .73        1.06         .59
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                    (.37)       (.42)       (.44)       (.45)       (.45)
NET ASSET VALUE, END OF YEAR                        $    10.87  $    10.80  $    11.20  $    10.91  $    10.30
TOTAL RETURN(b)                                           4.14%        .26%       6.94%      10.53%       6.02%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                   1.63%       1.63%       1.61%       1.55%       1.55%
 Expenses, excluding expense reductions                   1.63%       1.63%       1.62%       1.59%       1.55%
 Net investment income                                    3.32%       3.63%       4.22%       4.26%       4.70%


================================================================================


                                                                        YEAR ENDED 9/30
                                                    ----------------------------------------------------------
SUPPLEMENTAL DATA:                                     2004        2003        2002        2001        2000
NET ASSETS, END OF YEAR (000)                       $   13,953  $   16,183  $   14,290  $   11,591  $   10,646
PORTFOLIO TURNOVER RATE                                  28.81%      86.47%      45.31%      72.84%     100.22%



(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                       CONNECTICUT TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                         YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                        2004        2003        2002        2001        2000
NET ASSET VALUE, BEGINNING OF YEAR                  $    10.55  $    10.71  $    10.32  $     9.79  $     9.89
INVESTMENT OPERATIONS
 Net investment income(a)                                  .43         .46         .50         .49         .49
 Net realized and unrealized gain (loss)                   .08        (.16)        .38         .53        (.08)
TOTAL FROM INVESTMENT OPERATIONS                           .51         .30         .88        1.02         .41
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                    (.45)       (.46)       (.49)       (.49)       (.51)
NET ASSET VALUE, END OF YEAR                        $    10.61  $    10.55  $    10.71  $    10.32  $     9.79
TOTAL RETURN(b)                                           4.92%       2.95%       8.79%      10.65%       4.32%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                   1.00%       1.01%       1.03%       1.01%       1.02%
 Expenses, excluding expense reductions                   1.00%       1.01%       1.04%       1.03%       1.02%
 Net investment income                                    4.09%       4.33%       4.82%       4.85%       5.10%


================================================================================


                                                                         YEAR ENDED 9/30
                                                    ----------------------------------------------------------
SUPPLEMENTAL DATA:                                     2004        2003        2002        2001        2000
NET ASSETS, END OF YEAR (000)                       $   89,985  $   96,469  $  100,358  $  101,242  $   96,901
PORTFOLIO TURNOVER RATE                                  20.16%      41.50%      48.64%      21.52%      37.92%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                            HAWAII TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                            YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                        2004           2003        2002        2001        2000
NET ASSET VALUE, BEGINNING OF YEAR                  $     5.08     $     5.20  $     5.01  $     4.83  $     4.84
INVESTMENT OPERATIONS
 Net investment income(a)                                  .21            .21         .23         .22         .24
 Net realized and unrealized gain (loss)                    --(c)        (.12)        .20         .20        (.01)
TOTAL FROM INVESTMENT OPERATIONS                           .21            .09         .43         .42         .23
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                    (.21)          (.21)       (.24)       (.24)       (.24)
NET ASSET VALUE, END OF YEAR                        $     5.08     $     5.08  $     5.20  $     5.01  $     4.83
TOTAL RETURN(b)                                           4.18%          1.86%       8.78%       8.88%       4.94%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                   1.01%           .99%       1.05%       1.04%        .99%
 Expenses, excluding expense reductions                   1.01%          1.00%       1.06%       1.07%        .99%
 Net investment income                                    4.13%          4.20%       4.60%       4.49%       5.03%


================================================================================


                                                                         YEAR ENDED 9/30
                                                    ----------------------------------------------------------
SUPPLEMENTAL DATA:                                     2004        2003        2002        2001        2000
NET ASSETS, END OF YEAR (000)                       $   69,598  $   75,117  $   79,988  $   71,022  $   70,190
PORTFOLIO TURNOVER RATE                                   6.31%      27.90%      30.99%      32.38%      30.06%



(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount is less than $0.01.

                                                         MINNESOTA TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                         YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                        2004        2003        2002        2001        2000
NET ASSET VALUE, BEGINNING OF YEAR                  $     5.14  $     5.18  $     5.00  $     4.76  $     4.78
INVESTMENT OPERATIONS
 Net investment income(a)                                  .20         .21         .24         .25         .23
 Net realized and unrealized gain (loss)                   .01        (.03)        .18         .24         .01
TOTAL FROM INVESTMENT OPERATIONS                           .21         .18         .42         .49         .24
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                    (.20)       (.22)       (.24)       (.25)       (.26)
NET ASSET VALUE, END OF YEAR                        $     5.15  $     5.14  $     5.18  $     5.00  $     4.76
TOTAL RETURN(b)                                           4.24%       3.57%       8.56%      10.57%       5.32%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
  expense reductions                                       .68%        .69%        .46%        .19%        .24%
 Expenses, excluding waiver and
  expense reductions                                       .68%        .72%        .75%        .82%        .74%
 Net investment income                                    4.00%       4.03%       4.79%       5.16%       5.00%


================================================================================


                                                                         YEAR ENDED 9/30
                                                    ----------------------------------------------------------
SUPPLEMENTAL DATA:                                     2004        2003        2002        2001        2000
NET ASSETS, END OF YEAR (000)                       $   38,488  $   37,016  $   27,568  $   24,708  $   20,864
PORTFOLIO TURNOVER RATE                                  24.67%      35.15%      22.33%      24.34%      50.37%



(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                          MISSOURI TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                         YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                    2004         2003        2002         2001          2000
NET ASSET VALUE, BEGINNING OF YEAR              $     5.36   $     5.41   $     5.25   $     4.96   $     4.99
INVESTMENT OPERATIONS
 Net investment income(a)                              .20          .22          .23          .25          .24
 Net realized and unrealized gain (loss)                --(c)      (.05)         .16          .29         (.02)
TOTAL FROM INVESTMENT OPERATIONS                       .20          .17          .39          .54          .22
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.22)        (.22)        (.23)        (.25)        (.25)
NET ASSET VALUE, END OF YEAR                    $     5.34   $     5.36   $     5.41   $     5.25   $     4.96
TOTAL RETURN(b)                                       3.77%        3.18%        7.67%       11.11%        4.63%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
  expense reductions                                  1.02%        1.00%        1.03%         .89%        1.02%
 Expenses, excluding waiver and
  expense reductions                                  1.01%        1.01%        1.06%        1.08%        1.02%
 Net investment income                                3.85%        4.19%        4.44%        4.80%        4.98%


================================================================================


                                                                         YEAR ENDED 9/30
                                                --------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2004         2003         2002         2001        2000
NET ASSETS, END OF YEAR (000)                   $  155,906   $  153,488   $  145,006   $  130,122   $  120,058
PORTFOLIO TURNOVER RATE                              41.82%       48.47%       80.04%       43.75%       43.30%



(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount is less than $0.01.

                                                        NEW JERSEY TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                         YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                    2004         2003         2002         2001         2000
NET ASSET VALUE, BEGINNING OF YEAR              $     5.20   $     5.37   $     5.21   $     4.96   $     4.97
INVESTMENT OPERATIONS
 Net investment income(a)                              .22          .24          .25          .25          .25
 Net realized and unrealized gain (loss)              (.02)        (.17)         .15          .26           --(c)
TOTAL FROM INVESTMENT OPERATIONS                       .20          .07          .40          .51          .25
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.22)        (.24)        (.24)        (.26)        (.26)
NET ASSET VALUE, END OF YEAR                    $     5.18   $     5.20   $     5.37   $     5.21   $     4.96
TOTAL RETURN(b)                                       3.89%        1.31%        7.96%       10.41%        5.31%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
  expense reductions                                  1.00%        1.00%        1.03%         .90%         .97%
 Expenses, excluding waiver and
  expense reductions                                  1.00%        1.00%        1.05%        1.06%         .98%
 Net investment income                                4.18%        4.49%        4.77%        4.93%        5.03%


================================================================================


                                                                         YEAR ENDED 9/30
                                                --------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2004         2003         2002         2001         2000
NET ASSETS, END OF YEAR (000)                   $  139,462   $  153,797   $  164,733   $  160,171   $  151,048
PORTFOLIO TURNOVER RATE                              32.57%       70.02%       97.76%      101.02%      125.73%



(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount is less than $0.01.

                                                          NEW YORK TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                         CLASS A SHARES
                                                --------------------------------------------------------------
                                                                         YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                    2004         2003         2002         2001         2000
NET ASSET VALUE, BEGINNING OF YEAR              $    11.42   $    11.66   $    11.16   $    10.53   $    10.51
INVESTMENT OPERATIONS
 Net investment income(a)                              .48          .52          .54          .53          .55
 Net realized and unrealized gain (loss)                --(c)      (.24)         .49          .64          .02
TOTAL FROM INVESTMENT OPERATIONS                       .48          .28         1.03         1.17          .57
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.49)        (.52)        (.53)        (.54)        (.55)
NET ASSET VALUE, END OF YEAR                    $    11.41   $    11.42   $    11.66   $    11.16   $    10.53
TOTAL RETURN(b)                                       4.33%        2.55%        9.50%       11.35%        5.65%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
  expense reductions                                   .94%         .96%        1.03%        1.01%         .96%
 Expenses, excluding waiver and
  expense reductions                                   .99%         .96%        1.04%        1.04%         .97%
 Net investment income                                4.27%        4.54%        4.80%        4.80%        5.28%


================================================================================


                                                                         YEAR ENDED 9/30
                                                --------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2004         2003         2002         2001        2000
NET ASSETS, END OF YEAR (000)                   $  237,349   $  247,153   $  252,831   $  242,367   $  228,362
PORTFOLIO TURNOVER RATE                              48.17%       47.94%       51.72%       70.03%       76.33%

                                                          NEW YORK TAX-FREE FUND

================================================================================


                                                                         CLASS C SHARES
                                                --------------------------------------------------------------
                                                                         YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                    2004         2003         2002         2001         2000
NET ASSET VALUE, BEGINNING OF YEAR              $    11.42   $    11.67   $    11.17   $    10.54   $    10.51
INVESTMENT OPERATIONS
 Net investment income(a)                              .41          .44          .48          .46          .49
 Net realized and unrealized gain (loss)              (.01)        (.23)         .49          .65          .02
TOTAL FROM INVESTMENT OPERATIONS                       .40          .21          .97         1.11          .51
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.42)        (.46)        (.47)        (.48)        (.48)
NET ASSET VALUE, END OF YEAR                    $    11.40   $    11.42   $    11.67   $    11.17   $    10.54
TOTAL RETURN(b)                                       3.57%        1.88%        8.90%       10.74%        5.07%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
  expense reductions                                  1.59%        1.63%        1.51%        1.62%        1.55%
 Expenses, excluding waiver and
  expense reductions                                  1.64%        1.63%        1.52%        1.65%        1.56%
 Net investment income                                3.62%        3.87%        4.32%        4.19%        4.72%


================================================================================


                                                                         YEAR ENDED 9/30
                                                --------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2004         2003         2002         2001         2000
NET ASSETS, END OF YEAR (000)                   $   12,317   $   12,379   $    8,798   $    6,662   $    5,278
PORTFOLIO TURNOVER RATE                              48.17%       47.94%       51.72%       70.03%       76.33%



(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount is less than $0.01.

                                                             TEXAS TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                         YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                    2004         2003         2002         2001         2000
NET ASSET VALUE, BEGINNING OF YEAR              $    10.36   $    10.47   $     9.99   $     9.43   $     9.55
INVESTMENT OPERATIONS
 Net investment income(a)                              .44          .46          .45          .46          .51
 Net realized and unrealized gain (loss)              (.07)        (.13)         .48          .57         (.13)
TOTAL FROM INVESTMENT OPERATIONS                       .37          .33          .93         1.03          .38
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.45)        (.44)        (.45)        (.47)        (.50)
NET ASSET VALUE, END OF YEAR                    $    10.28   $    10.36   $    10.47   $     9.99   $     9.43
TOTAL RETURN(b)                                       3.62%        3.32%        9.55%       11.30%        4.14%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
  expense reductions                                  1.06%        1.02%        1.00%         .64%         .99%
 Expenses, excluding waiver and
  expense reductions                                  1.06%        1.02%        1.05%        1.09%        1.01%
 Net investment income                                4.29%        4.44%        4.49%        4.70%        5.47%


================================================================================


                                                                         YEAR ENDED 9/30
                                                --------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2004         2003         2002         2001        2000
NET ASSETS, END OF YEAR (000)                   $   75,586   $   79,185   $   81,369   $   77,860   $   74,405
PORTFOLIO TURNOVER RATE                              21.33%       58.09%       89.30%      108.27%      163.39%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                        WASHINGTON TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                         YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                    2004         2003         2002         2001         2000
NET ASSET VALUE, BEGINNING OF YEAR              $     5.21   $     5.32   $     5.15   $     4.89   $     4.91
INVESTMENT OPERATIONS
 Net investment income(a)                              .23          .24          .26          .26          .27
 Net realized and unrealized gain (loss)              (.04)        (.10)         .17          .26         (.04)
TOTAL FROM INVESTMENT OPERATIONS                       .19          .14          .43          .52          .23
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.24)        (.25)        (.26)        (.26)        (.25)
NET ASSET VALUE, END OF YEAR                    $     5.16   $     5.21   $     5.32   $     5.15   $     4.89
TOTAL RETURN(b)                                       3.75%        2.75%        8.71%       10.92%        4.90%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                .70%         .68%         .71%         .70%         .71%
 Expenses, excluding expense reductions                .70%         .68%         .72%         .73%         .71%
 Net investment income                                4.49%        4.68%        5.14%        5.22%        5.58%


================================================================================


                                                                         YEAR ENDED 9/30
                                                --------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2004         2003         2002         2001         2000
NET ASSETS, END OF YEAR (000)                   $   48,834   $   50,497   $   49,049   $   45,883   $   44,512
PORTFOLIO TURNOVER RATE                              49.05%       58.05%       40.20%       52.09%      152.63%



(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                              INSURED INTERMEDIATE TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                            CLASS A SHARES
                                                       -------------------------
                                                           YEAR      6/23/2003(a)
                                                          ENDED          TO
PER SHARE OPERATING PERFORMANCE                         9/30/2004     9/30/2003
NET ASSET VALUE, BEGINNING OF PERIOD                   $     9.94     $    10.00
 Unrealized depreciation on investments                        --           (.01)
NET ASSET VALUE ON SEC EFFECTIVE DATE                          --     $     9.99
INVESTMENT OPERATIONS
 Net investment income(b)                                     .27            .06
 Net realized and unrealized gain (loss)                      .01           (.05)
TOTAL FROM INVESTMENT OPERATIONS                              .28            .01
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                       (.27)          (.06)
NET ASSET VALUE, END OF PERIOD                         $     9.95     $     9.94
TOTAL RETURN(d)                                              2.84%           .16%(e)(f)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions            .25%(+)        .07%(e)(+)
 Expenses, excluding waiver and expense reductions           2.35%(+)       2.47%(e)(+)
 Net investment income                                       2.70%(+)        .66%(e)(+)


================================================================================


                                                          YEAR       6/23/2003(a)
                                                          ENDED           TO
SUPPLEMENTAL DATA:                                      9/30/2004     9/30/2003
NET ASSETS, END OF PERIOD (000)                        $    6,360     $    3,673
PORTFOLIO TURNOVER RATE                                     60.08%        107.99%

                                              INSURED INTERMEDIATE TAX-FREE FUND

================================================================================


                                                            CLASS B SHARES
                                                       -------------------------
                                                           YEAR      6/23/2003(a)
                                                          ENDED          TO
PER SHARE OPERATING PERFORMANCE                         9/30/2004     9/30/2003
NET ASSET VALUE, BEGINNING OF PERIOD                   $     9.93     $    10.00
 Unrealized depreciation on investments                        --           (.02)
NET ASSET VALUE ON SEC EFFECTIVE DATE                          --     $     9.98
INVESTMENT OPERATIONS
 Net investment income(b)                                     .20            .05
 Net realized and unrealized gain (loss)                       --(c)        (.05)
TOTAL FROM INVESTMENT OPERATIONS                              .20             --
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                       (.19)          (.05)
NET ASSET VALUE, END OF PERIOD                         $     9.94     $     9.93
TOTAL RETURN(d)                                              2.09%           .04%(e)(f)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions           1.00%(+)        .27%(e)(+)
 Expenses, excluding waiver and expense reductions           3.00%(+)       2.64%(e)(+)
 Net investment income                                       1.95%(+)        .46%(e)(+)


================================================================================


                                                          YEAR       6/23/2003(a)
                                                          ENDED           TO
SUPPLEMENTAL DATA:                                      9/30/2004      9/30/2003
NET ASSETS, END OF PERIOD (000)                        $      311     $      312
PORTFOLIO TURNOVER RATE                                     60.08%        107.99%

                                              INSURED INTERMEDIATE TAX-FREE FUND

================================================================================


                                                            CLASS C SHARES
                                                       -------------------------
                                                          YEAR       6/23/2003(a)
                                                          ENDED          TO
PER SHARE OPERATING PERFORMANCE                         9/30/2004     9/30/2003
NET ASSET VALUE, BEGINNING OF PERIOD                   $     9.93     $    10.00
 Unrealized depreciation on investments                        --           (.02)
NET ASSET VALUE ON SEC EFFECTIVE DATE                          --     $     9.98
INVESTMENT OPERATIONS
 Net investment income(b)                                     .20            .05
 Net realized and unrealized gain (loss)                       --(c)        (.05)
TOTAL FROM INVESTMENT OPERATIONS                              .20             --
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                       (.19)          (.05)
NET ASSET VALUE, END OF PERIOD                         $     9.94     $     9.93
TOTAL RETURN(d)                                              2.05%           .04%(e)(f)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions           1.00%(+)        .27%(e)(+)
 Expenses, excluding waiver and expense reductions           3.00%(+)       2.64%(e)(+)
 Net investment income                                       1.95%(+)        .46%(e)(+)


================================================================================


                                                          YEAR       6/23/2003(a)
                                                          ENDED           TO
SUPPLEMENTAL DATA:                                      9/30/2004      9/30/2003
NET ASSETS, END OF PERIOD (000)                        $    3,297     $      313
PORTFOLIO TURNOVER RATE                                     60.08%        107.99%

                                              INSURED INTERMEDIATE TAX-FREE FUND

================================================================================


                                                            CLASS P SHARES
                                                       -------------------------
                                                          YEAR       6/23/2003(a)
                                                          ENDED          TO
PER SHARE OPERATING PERFORMANCE                         9/30/2004     9/30/2003
NET ASSET VALUE, BEGINNING OF PERIOD                   $     9.94     $    10.00
 Unrealized depreciation on investments                        --           (.01)
NET ASSET VALUE ON SEC EFFECTIVE DATE                          --     $     9.99
INVESTMENT OPERATIONS
 Net investment income(b)                                     .25            .06
 Net realized and unrealized gain (loss)                      .01           (.05)
TOTAL FROM INVESTMENT OPERATIONS                              .26            .01
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                       (.25)          (.06)
NET ASSET VALUE, END OF PERIOD                         $     9.95     $     9.94
TOTAL RETURN(d)                                              2.65%           .11%(e)(f)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions            .45%(+)        .12%(e)(+)
 Expenses, excluding waiver and expense reductions           2.45%(+)       2.49%(e)(+)
 Net investment income                                       2.50%(+)        .61%(e)(+)


================================================================================


                                                          YEAR       6/23/2003(a)
                                                          ENDED           TO
SUPPLEMENTAL DATA:                                      9/30/2004      9/30/2003
NET ASSETS, END OF PERIOD (000)                        $       10     $       10
PORTFOLIO TURNOVER RATE                                     60.08%        107.99%



(+) The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is June 30, 2003.
(b) Calculated using average shares outstanding during the period.
(c) Amount is less than $0.01.
(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(e) Not annualized.
(f) Total return for the period June 30, 2003 (SEC effective date) to September 30, 2003.

                                                          FLORIDA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                         CLASS A SHARES
                                       ----------------------------------------------------------------------------------
                                                         YEAR ENDED 9/30                       11/1/1999          YEAR
PER SHARE OPERATING                    --------------------------------------------------         TO             ENDED
 PERFORMANCE                             2004          2003          2002          2001        9/30/2000*      10/31/1999
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $   4.88      $   4.97      $   4.82      $   4.57      $     4.52      $     4.98
INVESTMENT OPERATIONS
 Net investment income                      .20(a)        .21(a)        .23(a)        .23(a)          .23(a)          .23
 Net realized and unrealized
  gain (loss)                              (.05)         (.09)          .15           .25             .03            (.46)
TOTAL FROM INVESTMENT OPERATIONS            .15           .12           .38           .48             .26            (.23)
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                     (.21)         (.21)         (.23)         (.23)           (.21)           (.23)
NET ASSET VALUE, END OF PERIOD         $   4.82      $   4.88      $   4.97      $   4.82      $     4.57      $     4.52
TOTAL RETURN(b)                            3.13%         2.62%         8.10%        10.68%           5.86%(c)       (4.74)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions                               1.02%         1.04%         1.07%          .99%            .89%(c)         .97%
 Expenses, excluding expense
  reductions                               1.02%         1.04%         1.08%         1.05%            .89%(c)         .97%
 Net investment income                     4.24%         4.33%         4.74%         4.77%           5.00%(c)        4.73%


================================================================================


                                                         YEAR ENDED 9/30                       11/1/1999          YEAR
                                       --------------------------------------------------         TO             ENDED
SUPPLEMENTAL DATA:                       2004          2003          2002          2001        9/30/2000*      10/31/1999
NET ASSETS, END OF PERIOD (000)        $ 72,995      $ 78,278      $ 84,325      $ 83,798      $   94,817      $  100,924
PORTFOLIO TURNOVER RATE                   74.33%        86.95%        82.90%        84.37%         169.02%         191.12%

                                                          FLORIDA TAX-FREE TRUST

================================================================================


                                                                         CLASS C SHARES
                                       ----------------------------------------------------------------------------------
                                                         YEAR ENDED 9/30                       11/1/1999          YEAR
PER SHARE OPERATING                    --------------------------------------------------         TO             ENDED
 PERFORMANCE                             2004          2003          2002          2001        9/30/2000*      10/31/1999
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $   4.89      $   4.98      $   4.83      $   4.58      $     4.52      $     4.98
INVESTMENT OPERATIONS
 Net investment income                      .17(a)        .18(a)        .20(a)        .20(a)          .20(a)          .20
 Net realized and unrealized
  gain (loss)                              (.05)         (.09)          .14           .25             .04            (.46)
TOTAL FROM INVESTMENT OPERATIONS            .12           .09           .34           .45             .24            (.26)
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                     (.18)         (.18)         (.19)         (.20)           (.18)           (.20)
NET ASSET VALUE, END OF PERIOD         $   4.83      $   4.89      $   4.98      $   4.83      $     4.58      $     4.52
TOTAL RETURN(b)                            2.44%         1.97%         7.32%         9.99%           5.44%(c)       (5.43)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions                               1.67%         1.71%         1.73%         1.64%           1.42%(c)        1.62%
 Expenses, excluding expense
  reductions                               1.67%         1.71%         1.74%         1.70%           1.43%(c)        1.62%
 Net investment income                     3.59%         3.66%         4.08%         4.13%           4.52%(c)        4.07%


================================================================================


                                                         YEAR ENDED 9/30                       11/1/1999          YEAR
                                       --------------------------------------------------         TO             ENDED
SUPPLEMENTAL DATA:                       2004          2003          2002          2001        9/30/2000*      10/31/1999
NET ASSETS, END OF PERIOD (000)        $  5,924      $  6,514      $  5,927      $  5,230      $    4,706      $    6,046
PORTFOLIO TURNOVER RATE                   74.33%        86.95%        82.90%        84.37%         169.02%         191.12%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
*    The Trust changed its fiscal year-end.

                                                          GEORGIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                         YEAR ENDED 9/30                       11/1/1999          YEAR
PER SHARE OPERATING                    --------------------------------------------------         TO             ENDED
 PERFORMANCE                             2004          2003          2002          2001        9/30/2000*      10/31/1999
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $   5.63      $   5.70      $   5.44      $   5.07      $     4.91      $     5.43
INVESTMENT OPERATIONS
 Net investment income                      .23(a)        .24(a)        .23(a)        .26(a)          .21(a)          .28
 Net realized and unrealized
  gain (loss)                               .02          (.06)          .26           .37             .19            (.50)
TOTAL FROM INVESTMENT OPERATIONS            .25           .18           .49           .63             .40            (.22)
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                     (.23)         (.23)         (.23)         (.26)           (.24)           (.26)
 Net realized gain                           --          (.02)           --            --              --            (.04)
TOTAL DISTRIBUTIONS                        (.23)         (.25)         (.23)         (.26)           (.24)           (.30)
NET ASSET VALUE, END OF PERIOD         $   5.65      $   5.63      $   5.70      $   5.44      $     5.07      $     4.91
TOTAL RETURN(b)                            4.54%         3.21%         9.27%        12.69%           8.59%(c)        4.36%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
  expense reductions                        .67%          .68%          .69%          .31%            .17%(c)         .18%
 Expenses, excluding waiver and
  expense reductions                        .67%          .69%          .72%          .78%            .63%(c)         .68%
 Net investment income                     4.14%         4.26%         4.24%         4.81%           4.30%(c)        5.32%


================================================================================


                                                         YEAR ENDED 9/30                       11/1/1999          YEAR
                                       --------------------------------------------------         TO             ENDED
SUPPLEMENTAL DATA:                       2004          2003          2002          2001        9/30/2000*      10/31/1999
NET ASSETS, END OF PERIOD (000)        $ 89,480      $ 85,441      $ 69,836      $ 46,235      $   29,245      $   27,432
PORTFOLIO TURNOVER RATE                   21.27%        34.13%        48.66%        43.50%         122.44%         115.87%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
*    The Trust changed its fiscal year-end.

                                                         MICHIGAN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                         YEAR ENDED 9/30                       11/1/1999          YEAR
PER SHARE OPERATING                    --------------------------------------------------         TO             ENDED
 PERFORMANCE                             2004          2003          2002          2001        9/30/2000*      10/31/1999
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $   5.36      $   5.43      $   5.20      $   4.87      $     4.75      $     5.18
INVESTMENT OPERATIONS
 Net investment income                      .22(a)        .23(a)        .25(a)        .25(a)          .21(a)          .26
 Net realized and unrealized
  gain (loss)                              (.04)         (.07)          .23           .33             .14            (.44)
TOTAL FROM INVESTMENT OPERATIONS            .18           .16           .48           .58             .35            (.18)
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                     (.22)         (.23)         (.25)         (.25)           (.23)           (.25)
NET ASSET VALUE, END OF PERIOD         $   5.32      $   5.36      $   5.43      $   5.20      $     4.87      $     4.75
TOTAL RETURN(b)                            3.48%         3.16%         9.57%        12.21%           7.57%(c)       (3.55)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions                                .67%          .71%          .73%          .69%            .67%(c)         .69%
 Expenses, excluding expense
  reductions                                .67%          .73%          .75%          .74%            .67%(c)         .69%
 Net investment income                     4.19%         4.28%         4.77%         4.91%           4.37%(c)        5.21%


================================================================================


                                                         YEAR ENDED 9/30                       11/1/1999          YEAR
                                       --------------------------------------------------         TO             ENDED
SUPPLEMENTAL DATA:                       2004          2003          2002          2001        9/30/2000*      10/31/1999
NET ASSETS, END OF PERIOD (000)        $ 73,290      $ 68,290      $ 58,632      $ 49,330      $   45,666      $   49,356
PORTFOLIO TURNOVER RATE                   34.92%        59.46%        48.09%       100.27%         111.48%         186.97%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
*    The Trust changed its fiscal year-end.

                                                     PENNSYLVANIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                         YEAR ENDED 9/30                       11/1/1999          YEAR
PER SHARE OPERATING                    --------------------------------------------------         TO             ENDED
 PERFORMANCE                             2004          2003          2002          2001        9/30/2000*      10/31/1999
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $   5.27      $   5.37      $   5.18      $   4.90      $     4.81      $     5.28
INVESTMENT OPERATIONS
 Net investment income                      .22(a)        .23(a)        .24(a)        .25(a)          .22(a)          .26
 Net realized and unrealized
  gain (loss)                               .01          (.10)          .19           .28             .10            (.47)
TOTAL FROM INVESTMENT OPERATIONS            .23           .13           .43           .53             .32            (.21)
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                     (.22)         (.23)         (.24)         (.25)           (.23)           (.26)
NET ASSET VALUE, END OF PERIOD         $   5.28      $   5.27      $   5.37      $   5.18      $     4.90      $     4.81
TOTAL RETURN(b)                            4.48%         2.52%         8.57%        11.06%           6.83%(c)       (4.13)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
  expense reductions                        .97%          .94%         1.08%          .90%            .88%(c)         .96%
 Expenses, excluding waiver and
  expense reductions                        .97%          .95%         1.10%         1.06%            .88%(c)         .96%
 Net investment income                     4.20%         4.37%         4.66%         4.88%           4.54%(c)        5.02%


================================================================================


                                                         YEAR ENDED 9/30                       11/1/1999          YEAR
                                       ---------------------------------------------------         TO             ENDED
SUPPLEMENTAL DATA:                       2004          2003           2002         2001        9/30/2000*      10/31/1999
NET ASSETS, END OF PERIOD (000)        $ 95,954      $ 99,280      $ 101,502      $ 94,550      $   91,750      $   93,835
PORTFOLIO TURNOVER RATE                   27.80%        29.76%         60.87%        65.63%          61.00%          40.76%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
*    The Trust changed its fiscal year-end.

TO OBTAIN INFORMATION:                    ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder                More information on each Fund is available free upon
account inquiries call the Funds at:         request, including the following:
800-821-5129. For literature
requests call the Funds at:                  ANNUAL/SEMI-ANNUAL REPORT
800-874-3733.
                                             The Funds' Annual and Semi-Annual Reports contain more
BY MAIL. Write to the Funds at:              information about each Fund's investments and
The Lord Abbett Family of Funds              performance. The Annual Report also includes details
90 Hudson Street                             about the market conditions and investment strategies
Jersey City, NJ 07302-3973                   that had a significant effect on each Fund's performance
                                             during the last fiscal year.
VIA THE INTERNET.
LORD, ABBETT & CO. LLC                       STATEMENT OF ADDITIONAL INFORMATION ("SAI")
www.LordAbbett.com
                                             Provides more details about the Funds and their policies.
Text only versions of Fund documents         A current SAI is on file with the Securities and Exchange
can be viewed online or downloaded           Commission ("SEC") and is incorporated by reference
from the SEC: www.sec.gov.                   (legally considered part of this prospectus).

You can also obtain copies by                   Lord Abbett Municipal Income Fund, Inc.
visiting the SEC's Public Reference                Lord Abbett National Tax-Free Income Fund
Room in Washington, DC (phone                      Lord Abbett California Tax-Free Income Fund
202-942-8090) or by sending your                   Lord Abbett Connecticut Tax-Free Income Fund
request and a duplicating fee to the               Lord Abbett Hawaii Tax-Free Income Fund
SEC's Public Reference Section,                    Lord Abbett Minnesota Tax-Free Income Fund
Washington, DC 20549-0102 or by                    Lord Abbett Missouri Tax-Free Income Fund
sending your request electronically                Lord Abbett New Jersey Tax-Free Income Fund
to publicinfo@sec.gov.                             Lord Abbett New York Tax-Free Income Fund
                                                   Lord Abbett Texas Tax-Free Income Fund
                                                   Lord Abbett Washington Tax-Free Income Fund

[LORD ABBETT(R) LOGO]                           Lord Abbett Municipal Income Trust
                                                   Lord Abbett Insured Intermediate Tax-Free Fund
   Lord Abbett Mutual Fund shares                  Florida Series
         are distributed by:                       Georgia Series
     LORD ABBETT DISTRIBUTOR LLC                   Michigan Series                                  LATFI-1
         90 Hudson Street -                        Pennsylvania Series                              (2/05)
 Jersey City, New Jersey 07302-3973


                      SEC FILE NUMBERS: 811-3942, 811-6418
================================================================================

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                             FEBRUARY 1, 2005

                                   LORD ABBETT

                           MUNICIPAL INCOME FUND, INC.
                             MUNICIPAL INCOME TRUST
   (FORMERLY, LORD ABBETT TAX-FREE INCOME FUND, INC. AND LORD ABBETT TAX-FREE
                                  INCOME TRUST)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Municipal Income Fund, Inc. (the "Income Fund") and the Lord Abbett Municipal Income Trust (the "Income Trust") dated February 1, 2005. Each Series of the Income Fund and Income Trust is referred to as a "Fund" or, collectively, the "Funds". One of the series of Income Trust, Lord Abbett High Yield Municipal Bond Fund is described in a separate SAI.

Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.


         TABLE OF CONTENTS


                                                                       PAGE
     1.  Fund History                                                  2
     2.  Investment Policies                                           2
     3.  Management of the Funds                                       10
     4.  Control Persons and Principal Holders of Securities           33
     5.  Investment Advisory and Other Services                        38
     6.  Brokerage Allocations and Other Practices                     41
     7.  Classes of Shares                                             42
     8.  Purchases, Redemptions, and Pricing                           47
     9.  Taxation of the Funds                                         51
    10.  Underwriter                                                   53
    11.  Performance                                                   55
    12.  Financial Statements                                          60
         Appendix A - Bond Ratings                                     61
         Appendix B - State Risk Factors                               62
         Appendix C - Portfolio Information Recipients                 69
         Appendix D - Proxy Voting Policies and Procedures             74

                                       1.
                                  FUND HISTORY


Lord Abbett Municipal Income Fund, Inc. was organized as a Maryland Corporation on December 27, 1983. The Income Fund was formerly known as Lord Abbett Tax-Free Income Fund, Inc., and changed its name effective January 28, 2005. The Income Fund consists of the following ten series and classes: National Tax-Free Income SFund ("National Fund"), Class A, B, C and P shares; California Tax-Free Income Fund ("California Fund") and New York Tax-Free Income Fund ("New York Fund"), Class A, C, and P shares; Connecticut Tax-Free Income Fund ("Connecticut Fund"), Hawaii Tax-Free Income Fund ("Hawaii Fund"), Minnesota Tax-Free Income Fund ("Minnesota Fund"), Missouri Tax-Free Income Fund ("Missouri Fund"), New Jersey Tax-Free Income Fund ("New Jersey Fund"), Texas Tax-Free Income Fund ("Texas Fund") and Washington Tax-Free Income Fund ("Washington Fund"), Class A and P shares.

Lord Abbett Municipal Income Trust was organized as a Massachusetts Business Trust on September 11, 1991 and was reorganized as a Delaware Business Trust on July 22, 2002 with an unlimited amount of shares of beneficial interest authorized. The Income Trust was formerly known as Lord Abbett Tax-Free Income Trust, and changed its name effective December 30, 2004. The Income Trust consists of six series and classes, five of which are described in this SAI:
Lord Abbett Insured Intermediate Tax-Free Fund ("Insured Fund"), Class A, B, C, and P shares; Florida Series ("Florida Fund") Class A, C, and P shares; Georgia Series ("Georgia Fund"), Michigan Series ("Michigan Fund") and Pennsylvania Series ("Pennsylvania Fund"), Class A and P shares.


Each Fund of the Income Fund and the Income Trust is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), except for the National and Insured Funds, which are diversified open-end management investment companies. Class P shares are neither offered to the general public nor available in all states.

                                       2.
                               INVESTMENT POLICIES


FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions, that cannot be changed without approval of a majority of the Fund's outstanding shares.


Each Fund may not:

       (1) borrow money (except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law);

       (2) pledge its assets (other than to secure such borrowings or to the extent permitted by each Fund's investment policies as permitted by applicable law);

       (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

       (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

       (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

       (6) with respect to 75% of the gross assets of the National Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

       (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities such as tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); or

       (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to each Fund's investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors/Trustees (the "Boards") without shareholder approval.


Each Fund may not:


          (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

          (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("144A Securities") determined by Lord Abbett to be liquid, subject to the oversight of the Boards;

          (3) invest in securities issued by other investment companies, except to the extent permitted by applicable law;

          (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York Stock Exchange ("NYSE")or American Stock Exchange or a major foreign exchange);

          (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

          (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and SAI, as they may be amended from time to time or;

          (7) buy from or sell to any of the Income Fund's or Income Trust's officers, directors, trustees, employees, or each Fund's investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Fund.


Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.


PORTFOLIO TURNOVER RATE. For the year ended September 30, 2004, the portfolio turnover rates were as follows: National Fund, 183.06%; California Fund, 28.81%; Connecticut Fund, 20.16%; Hawaii Fund, 6.31%; Minnesota Fund, 24.67%; Missouri Fund, 41.82%; New Jersey Fund, 32.57%; New York Fund, 48.17%; Texas Fund, 21.33%; Washington Fund, 49.05%; Insured Fund, 60.08%; Florida Fund, 74.33%; Georgia Fund, 21.27%; Michigan Fund,

34.92%; and Pennsylvania Fund, 27.80%, respectively.

For the year ended September 30, 2003, the portfolio turnover rates were as follows: National Fund, 209.07; California Fund, 86.47%; Connecticut Fund, 41.50%; Hawaii Fund, 27.90%; Minnesota Fund, 35.15%; Missouri Fund, 48.47%; New Jersey Fund, 70.02%; New York Fund, 47.94%; Texas Fund, 58.09%; Washington Fund, 58.05%; Insured Fund, 107.99%; Florida Fund, 86.95%; Georgia Fund, 34.13%; Michigan Fund, 59.46%; and Pennsylvania Fund, 29.76%, respectively.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. In addition, Appendix A hereto contains a description of the four highest municipal bond ratings and Appendix B contains a description of the special risk factors affecting certain state and Puerto Rico bonds. While some of these techniques involve risk when used independently, the Funds intend to use them to reduce risk and volatility in their portfolios.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts, or options on currencies traded on a CFTC regulated exchange for non bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Funds may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Funds had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that the Funds intend to hedge is impossible to achieve, a hedge may not work as intended, and the Funds may thus be exposed to additional risk of loss.

     - While interest rates on taxable securities generally move in the same direction as the interest rates on municipal bonds, frequently there are differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index.

     - The loss that the Funds may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Funds.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.


     -    Certain municipal leases and participation interests.


     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.


     -    Certain structured securities and all swap transactions.

     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.


144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


INTEREST RATE SWAPS, CREDIT SWAPS, TOTAL RETURN SWAPS, OPTIONS ON SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, credit and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.


INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Funds indirectly will bear their proportionate share of any management fees and other expenses paid by the investment companies in which they invest. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

MUNICIPAL BONDS. In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico, and their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations were imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors.

The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds, are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

In addition, municipal bonds include municipal leases, certificates of participation and "moral obligation" bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.


Municipal bonds may also be in the form of a tender option bond, which is a municipal bond (generally held pursuant to a custodial agreement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the applicable Fund's duration. There is a risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.


Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks.

The yields on municipal bonds depend on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Some municipal bonds feature credit enhancements, such as lines of credit, municipal bond insurance and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower, bond issuer, or bond insurer.

STRUCTURED SECURITIES. Each Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity. The Funds typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. The Fund could lose more than the principal amount invested.

OPTIONS ON SECURITIES. Each Fund may purchase and write put and call options on securities or securities indices that are traded on national securities exchanges or over-the-counter. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Funds may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when a Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Funds will not purchase an option if, as a result of such purchase, more than 10% of their respective total assets would be invested in premiums for such options. A Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. A Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

YIELD CURVE OPTIONS. Each Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remain constant, or if the spread moves in a direction or to an extent which was not anticipated.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, each Fund is authorized to invest temporarily a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. Temporary defensive investments in TAXABLE securities will be limited to 20% of a Fund's assets. Temporary defensive securities include:

     - Short-Term Tax-Exempt Securities. The tax-exempt securities in which each Fund invests are municipal bonds, the interest on which is exempt from federal income tax and may be exempt from its state's and, in the case of the New York Fund, New York City personal income tax.

     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include

          Treasury bills, notes and bonds.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

WHEN-ISSUED MUNICIPAL BONDS. Each Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment ("settlement") normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by a Fund are each fixed on the purchase date. During the period between purchase and settlement, each Fund's assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, of an amount sufficient to make payment at settlement will be segregated at our custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. While we may sell when-issued securities prior to settlement, we intend to actually acquire such securities unless a sale appears desirable for investment reasons.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities.

As the buyer of these types of securities, a Fund will recognize a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund involved may not receive any return on its investment.

Because these securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since the bondholders do not receive interest payments, when interest rates rise, these securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, these securities rise more rapidly in value because the bonds reflect a fixed rate of return.


Investments in these securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on the investment. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Except as noted in the three instances below, the Fund does not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent auditors, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Fund. The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

     2. The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the calendar quarter-end within 15 days thereafter to certain Financial

          Intermediaries; and

      3. The Fund may provide its portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of its portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Fund and/or its investment strategies, or as otherwise agreed to among the parties. In the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semi-annually to the Board concerning them. The Board also reviews the Fund's policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund's portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett periodically evaluates whether there are any conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Lord Abbett personnel conduct meetings to review the policies and procedures described in this section and to determine compliance with these policies and procedures.

FUNDS' PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix C is a list of the third parties that may receive portfolio holdings information under the circumstances described above.


                                       3.
                             MANAGEMENT OF THE FUNDS

The Boards are responsible for the management of the business and affairs of the Income Fund and Income Trust in accordance with the laws of the State of Maryland and Delaware, respectively. Each Board appoints officers who are responsible for the day-to-day operations of the Income Fund and Income Trust and who execute policies authorized by the Boards. As discussed fully below, each Board also approves an investment adviser to the Income Fund and Income Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director/Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.


Lord Abbett & Co., LLC ("Lord Abbett"), a Delaware limited liability company, is the Funds' investment adviser.

INTERESTED DIRECTOR/TRUSTEE


The following Director/Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.


                                       CURRENT POSITION
                                       LENGTH OF SERVICE
NAME, ADDRESS AND                      WITH INCOME FUND      PRINCIPAL OCCUPATION
DATE OF BIRTH                          AND INCOME TRUST      DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                          -----------------     ----------------------                -------------------
ROBERT S. DOW                          Director since        Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC                 1989; Trustee since   Investment Officer of Lord Abbett
90 Hudson Street                       1991; and Chairman    since 1996.
Jersey City, NJ                        since 1996.
Date of Birth: 3/8/1945

INDEPENDENT DIRECTOR/TRUSTEE


The following independent or outside Directors/Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.



                                       CURRENT POSITION
                                       LENGTH OF SERVICE
NAME, ADDRESS AND                      WITH INCOME FUND      PRINCIPAL OCCUPATION
DATE OF BIRTH                          AND INCOME TRUST      DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                          ----------------      ----------------------                -------------------
E. THAYER BIGELOW                      Director/Trustee      Managing General Partner, Bigelow     Currently serves as
Emmerling Communications               since 1994            Media, LLC (since 2000); Senior       director of Adelphia
41 Madison Ave.                                              Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
Suite 3810                                                   2000); Acting Chief Executive         Crane Co., and Huttig
New York, NY                                                 Officer of Courtroom Television       Building Products Inc.
Date of Birth: 10/22/1941                                    Network  (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

WILLIAM H.T. BUSH                      Director/Trustee      Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.             since 1998            Board of the financial advisory       director of Wellpoint
101 South Hanley Road                                        firm of Bush-O'Donnell & Company      Health Networks Inc.
Suite 1250                                                   (since 1986).                         (since 2002), and
St. Louis, MO                                                                                      Engineered Support
Date of Birth: 7/14/1938                                                                           Systems, Inc. (since
                                                                                                   2000).

ROBERT B. CALHOUN, JR.                 Director/Trustee      Managing Director of Monitor          Currently serves as
Monitor Clipper Partners               since 1998            Clipper Partners (since 1997) and     director of Avondale,
Two Canal Park                                               President of Clipper Asset            Inc. and Interstate
Cambridge, MA                                                Management Corp. (since 1991), both   Bakeries Corp.
Date of Birth: 10/25/1942                                    private equity investment funds.

JULIE A. HILL                          Director/Trustee      Owner and CEO of the Hillsdale        Currently serves as
1280 Bison                             since 2004            Companies, a business consulting      director of Wellpoint
Newport Coast, CA                                            firm (since 1998); Founder,           Health Networks Inc.;
Date of Birth: 7/16/1946                                     President and Owner of the            Resources Connection
                                                             Hiram-Hill and Hillsdale              Inc.; and Holcim (US)
                                                             Development Companies (1998 -         Inc. (a subsidiary of
                                                             2000).                                Holcim Ltd.)

FRANKLIN W. HOBBS                      Director/Trustee      Former Chief Executive Officer of     Currently serves as
One Equity Partners                    since 2000            Houlihan Lokey Howard & Zukin, an     director of Adolph Coors
320 Park Ave.                                                investment bank (January 2002 -       Company.
New York, NY                                                 April 2003); Chairman of Warburg
Date of Birth: 7/30/1947                                     Dillon Read (1999 - 2001); Global
                                                             Head of Corporate Finance of SBC
                                                             Warburg Dillon Read (1997 - 1999);
                                                             Chief Executive Officer of Dillon,
                                                             Read & Co. (1994 - 1997).

C. ALAN MACDONALD                      Director/Trustee      Retired - General Business and        Currently serves as
P.O. Box 4393                          since 1988            Governance Consulting (since 1992);   director of H.J. Baker
Greenwich, CT                                                formerly President and CEO of         (since 2003).
Date of Birth: 5/19/1933                                     Nestle Foods.

THOMAS J. NEFF                         Director since 1988   Chairman of Spencer Stuart (U.S.),    Currently serves as
Spencer Stuart                         and Trustee since     an executive search consulting firm   director of Ace, Ltd.
277 Park Avenue                        1991                  (since 1996); President of Spencer    (since 1997) and Hewitt
New York, NY                                                 Stuart (1979-1996).                   Associates, Inc.
Date of Birth: 10/2/1937


OFFICERS

None of the officers listed below have received compensation from the Income Fund or Income Trust. All the officers of the Income Fund and Income Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


                                   CURRENT POSITION
NAME AND                           WITH INCOME FUND     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    AND INCOME TRUST     OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                    ----------------     -------------------       ----------------------
ROBERT S. DOW                      Chief Executive      Elected in 1996           Managing Partner and Chief Investment
(3/8/1945)                         Officer and                                    Officer of Lord Abbett (since 1996).
                                   President

RICHARD D. SMOLA                   Executive Vice       Elected in 2003           Partner and Investment Manager, joined Lord
(10/27/1956)                       President                                      Abbett in 1991.

TRACIE E. AHERN                    Vice President       Elected in 1999           Partner and Director of Portfolio Accounting
(1/12/1968)                                                                       and Operations, joined Lord Abbett in 1999.

JAMES BERNAICHE                    Chief Compliance     Elected in 2004           Chief Compliance Officer, joined Lord Abbett
(7/28/1956)                        Officer                                        in 2001; formerly Chief Compliance Officer
                                                                                  with Credit-Suisse Asset Management.

JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer, joined
(3/4/1954)                         Officer and Vice                               Lord Abbett in 1999.
                                   President

DANIEL E. CARPER                   Vice President       Elected in 1998 (Income   Partner, joined Lord Abbett in 1979.
(1/22/1952)                                             Fund); Elected in 1991
                                                        (Income Trust)

JAMES COLBY                        Vice President       Elected in 2005           Investment Manager, joined Lord Abbett in
(08/9/49)                                                                         2005; formerly from John Hancock Funds where
                                                                                  he directed the municipal bond team (2003 -
                                                                                  2005); prior thereto principal and senior
                                                                                  fixed income portfolio manager at Old Harbor
                                                                                  Capital Management (2001 - 2003); prior
                                                                                  thereto vice president, senior portfolio
                                                                                  manager and co-manager of the municipal bond
                                                                                  group at Evergreen Investment Management
                                                                                  (1992 - 2001).

PHILIP P. FANG                     Vice President       Elected in 1994           Investment Manager, joined Lord Abbett in
(6/19/1965)                                                                       1991.

PAUL A. HILSTAD                    Vice President and   Elected in 1995           Partner and General Counsel, joined Lord
(12/13/1942)                       Secretary                                      Abbett in 1995.

LAWRENCE H. KAPLAN                 Vice President and   Elected in 1997           Partner and Deputy General Counsel, joined
(1/16/1957)                        Assistant Secretary                            Lord Abbett in 1997.

A. EDWARD OBERHAUS, III            Vice President       Elected in 1996           Partner and Manager of Equity Trading,
(12/21/1959)                                                                      joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS               Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
(11/12/1957)                       Assistant Secretary                            Abbett in 1999; formerly Assistant General
                                                                                  Counsel of Prudential Investments (1998 -
                                                                                  1999); prior thereto Counsel of Drinker,
                                                                                  Biddle & Reath LLP, a law firm.

PETER SCOTT SMITH                  Vice President       Elected in 2000           Investment Manager, joined Lord Abbett in
(9/15/1966)                                                                        1992.

BERNARD J. GRZELAK                 Treasurer            Elected in 2003           Director of Fund Administration, joined Lord
(6/12/1971)                                                                       Abbett in 2003, formerly Vice President,
                                                                                  Lazard Asset Management LLC (2000-2003),
                                                                                  prior thereto Manager of Deloitte & Touche
                                                                                  LLP.


COMMITTEES
The standing committees of the Board of Directors/Trustees are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.


The Audit Committee is composed wholly of Directors/Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board of Directors/Trustees in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund's independent public accounting firm and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Directors/Trustees who are not "interested persons" of the Funds, and also may include one or more Directors/Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors/Trustees: Messrs. Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met five times.

The Nominating and Governance Committee is composed of all the Directors/Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors/Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met five times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Fund's shareholders to serve as an independent Director. A shareholder who would like to recommend a candidate may write to the Fund.

APPROVAL OF ADVISORY CONTRACTS

At meetings on December 9, 2004, the Boards of Directors/Trustees of the Funds, including all Directors/Trustees who are not interested persons of the Funds (the "Boards") considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Boards had reviewed throughout the course of the year, the Boards received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

The materials received by the Boards as to each Fund included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of each Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2004, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing each Fund.

The specific considerations as to each Fund are discussed below.

NATIONAL FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the third quintile of its performance universe for the nine-month, one-year, and three-year periods, and in the second quintile for the five- and ten-year annualized periods. The Board also noted that the performance was below that of the Lipper General Municipal Debt Funds Index for the nine-month, one-year, and three-year periods, and above that of the Index for the five- and ten-year periods.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees of the Fund were approximately two basis points above the median of the peer group and that the actual management and administrative services fees were approximately four basis points above the median. The Board noted that the total expense ratio of Class A was approximately eight basis points above the median of the peer group, and that the total expense ratios of Classes B and C were approximately the same as the median. The Board noted that the management fees of the Fund had been reduced, effective October 1, 2004, and were now below the median of the peer group. The Board also noted that Lord Abbett had agreed to cap the total expense ratio of Class A at 0.95% and the total expense ratio of Classes B and C at 1.60% and that the total expense ratio of Class A would be approximately seven basis points above the median of the peer group and the total expense ratios of Classes B and C would be approximately one basis point below the median.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

CALIFORNIA FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the third quintile of its performance universe for the nine-month period, in the second quintile for the one-year period, in the third quintile for the three-year period, in the second quintile for the five-year period, and in the fourth quintile for the ten-year period. The Board also noted that the performance was below that of the Lipper California Municipal Debt Fund Index for the nine-month, one-year, three-year, and ten-year periods and above that of the Index for the five-year period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees of the Fund were less than one basis point below the median of the peer group andthat the actual management fees were approximately four basis points above the median. The Board also noted that the actual total expense ratio of Class A was approximately eight basis points above the median of the peer group and that the actual total expense ratio of Class C was less than one basis point above the median. The Board noted that the contractual management fees of the Fund had been reduced, effective October 1, 2004, and were now approximately four basis points below the median of the peer group and the actual management fees would be approximately one basis point above the median of the peer group. The Board also noted that Lord Abbett had agreed to cap the total expense ratio of Class A at 0.95% and total expense ratio of Class C at 1.60% and that the total expense ratio of Class A would be approximately three basis points below the median of the peer group and the total expense ratio of Class C would be approximately two basis points below the median.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

CONNECTICUT FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the first quintile of its performance universe in the nine-month, one-year, three-year, and five-year periods and in the second quintile for the ten-year period. The Board also noted that there was no Lipper index for the Connecticut municipal debt investment objective.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately one basis point below the median of the peer group and that the actual management and administrative services fees were approximately seven basis points above the median of the peer group. The Board noted that the actual total expense ratio of the Fund was approximately four basis points above the median of the peer group. The Board noted that, effective October 1, 2004, the management fees of the Fund had been reduced with the result that the contractual management and administrative services fees would be approximately six basis points below the median of the peer group and the actual management and administrative services fees would be approximately two basis points above the median of the peer group, and that, effective October 1, 2004, Lord Abbett had agreed voluntarily to cap the total expense ratio at 0.95%, approximately one basis point below the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

FLORIDA FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the third quintile of its performance universe for the nine-month period, in the fourth quintile for the one-year period, in the third quintile for the three- and five-year periods, and in the fourth quintile for the ten-year period. The Board also noted that the performance was below that of the Lipper Florida Municipal Debt Fund Index for each period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees of the Fund were approximately one basis point below the median of the peer group and that the actual management and administrative services fees were approximately five basis points above the median. The Board also noted that the actual total expense ratio of Class A was approximately fourteen basis points above the median of the peer group and that the actual total expense ratio of Class C was approximately seven basis points above the median. The Board noted that, effective October 1, 2004, the contractual management fees of the Fund had been reduced and contractual management and administrative services fees were now approximately six basis points below the median of the peer group and the actual management and administrative services fees were approximately the same as they median of the peer group. The Board also noted that Lord Abbett had agreed to cap the total expense ratio of Class A at 0.95% and the total expense ratio of Class C at 1.60% and that, at those levels, the total expense ratio of Class A was approximately seven basis points above the median of the peer group and the total expense ratio of Class C was approximately the same as the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

GEORGIA FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted noted that the performance of the Class A shares of the Fund ranked in the first quintile of its performance universe for the nine-month and one-, three-, and five-year periods. The Board also noted that there was no Lipper index for the Georgia municipal debt investment objective.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of a peer group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees of the Fund were approximately four basis points below the median of the peer group and that the actual management and administrative services fees were approximately ten basis points above the median. The Board also noted that the actual total expense ratio was approximately eleven basis points below the median of the peer group. The Board noted that effective October 1, 2004, the management fees of the Fund had been reduced, with the result that the contractual management and administrative services fees were approximately nine basis points below the median of the peer group and the actual management and administrative services fees were approximately four basis points above the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

HAWAII FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the first quintile of its performance universe for the nine-month and one-year periods and in the fourth quintile in the three- and five-year periods. The Board also noted that there was no Lipper index for the Hawaii municipal debt investment objective.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of a peer group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately one basis point below the median of the peer group and that the actual management and administrative services fees were approximately seven basis points above the median. The Board also noted that the actual total expense ratio of the Fund was approximately five basis points above the median of the peer group. The Board noted that effective October 1, 2004, the management fees of the Fund had been reduced and that, as a result, the contractual management and administrative services fees were below the median of the peer group and the actual management and administrative services fees were approximately two basis points above the median of the peer group. The Board also noted that, effective October 1, 2004, Lord Abbett had agreed to cap the total expense ratio at 0.95%, approximately one basis point below the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

MICHIGAN FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the second quintile of its performance universe in the nine-month period, in the third quintile in the one-year period, and in the first quintile in the three-, five-, and ten-year periods. The Board also noted that the performance was above that of the Lipper Michigan Municipal Debt Fund Index in each period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of a peer group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual and actual management and administrative services fees were approximately four basis points above the median of the peer group. The Board noted that the actual total expense ratio of the Fund was approximately thirteen basis points below the median of the peer group. The Board noted that effective October 1, 2004, the management fees of the Fund had been reduced and that, as a result, the contractual and actual management and administrative services fees would be approximately one basis point below the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

MINNESOTA FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the second quintile of its performance universe for the nine-month and one-year periods and in the first quintile for the three- and five-year periods. The Board also noted that the performance was above that of the Lipper Minnesota Municipal Debt Fund Index for each period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services of the Fund were approximately the same as the median of the peer group and that the actual management and administrative services fees were approximately four basis points above the median. The Board also noted that the total expense ratio of the Fund was approximately twenty-four basis points below the median of the peer group. The Board noted that effective October 1, 2004, the management fees of the Fund had been reduced, with the result that the contractual management fees would be approximately five basis points below the median of the peer group and the actual management fees would be approximately one basis point below the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

MISSOURI FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that that the performance of the Class A shares of the Fund was in the third quintile of its performance universe for the nine-month, one-year, and three-year periods, in the second quintile for the five-year period, and in the third quintile for the ten-year period. The Board also noted that there was no Lipper index for the Missouri municipal debt investment objective.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of a peer group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately one basis point below the median of the peer group and that the actual management and administrative services fees were approximately six basis points above the median. The Board also noted that the total expense ratio of the Fund was approximately 8 basis points above the median of the peer group. The Board noted that, effective October 1, 2004, the management fees of the Fund had been reduced with the result that the contractual management fees would be approximately five basis points below the median of the peer group and the actual management fees would be approximately one basis point above the median of the peer group, and that, effective October 1, 2004, Lord Abbett had agreed voluntarily to cap the total expense ratio at 0.95%, approximately two basis points above the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

NEW JERSEY FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the second quintile of its performance universe for the nine-month period, in the third quintile for the one-year period, in the fourth quintile for the three-year period, in the second quintile for the five-year period, and in the third quintile for the ten-year period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services were approximately the same as the median of the peer group, but that the actual management and administrative services fees were approximately four basis points above the median. The Board also noted that the total expense ratio of the Fund was approximately the same as the median of the peer group. The Board noted that effective October 1, 2004, the management fees of the Fund had been reduced and that the contractual management fees were approximately five basis points below the median of the peer group and the actual management fees were approximately 1 basis point below the median of the peer group. The Board also noted that, effective October 1, 2004, Lord Abbett had agreed voluntarily to cap the total expense ratio at 0.95%, approximately five basis points below the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

NEW YORK FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund were in the first quintile of its performance universe for the nine-month period, in the second quintile for the one-year period, in the first quintile for the three- and five-year periods, and in the third quintile for the ten-year period. The Board also noted that the performance was above that of the Lipper New York Municipal Debt Fund Index for each period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual and actual and administrative services fees were approximately two basis points above the medians of the peer group. The Board also noted that the total expense ratio of Class A was approximately six basis points above the median of the peer group, and that the total expense ratio of Class C was approximately one basis point below the median of the peer group. The Board noted that effective October 1, 2004, the management fees of the Fund had been reduced, with the result the contractual and actual management fees would be approximately three basis points below the median of the peer group. The Board also noted that effective October 1, 2004, Lord Abbett had voluntarily agreed to cap the total expense ratio of Class A at 0.95% and the total expense ratio of Class C at 1.60%.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

PENNSYLVANIA FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted the performance of the Class A shares of the Fund was in the first quintile of its performance universe for the nine-month, one-year, five-year, and ten-year periods, and in the second quintile for the three-year period. The Board also noted that the performance was above that of the Lipper Pennsylvania Municipal Debt Fund Index for all periods.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately one basis point below the median of the peer group and that the actual management and administrative services fees were approximately four basis points above the median. The Board also noted that the actual total expense ratio of the Fund was approximately the same as the median of the peer group. The Board noted that effective October 1, 2004, the management fees of the Fund had been reduced and that the contractual management fees were approximately six basis points below the median of the peer group and that the actual management fees were approximately one basis point below the median of the peer group. The Board also that, effective October 1, 2004, Lord Abbett had agreed to cap the total expense ratio at 0.95%, approximately two basis points below the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

TEXAS FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance, both in terms of total return and in terms of other statistical measures. The Board noted that there were only a small number of mutual funds with an investment objective of investing in Texas municipal debt and no Lipper index for such an investment objective. Accordingly, it was difficult to draw conclusions regarding the relative performance of the Fund.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately one basis point below the median of the peer group and that the actual management and administrative services fees were approximately seven basis points above the median. The Board also noted that the total expense ratio was approximately ten basis points above the median of the peer group. The Board noted that effective October 1, 2004, the management fees of the Fund had been reduced and that the contractual management fees were approximately six basis points below the median of the peer group and that the actual management fees were approximately two basis points above the median of the peer group. The Board also noted that effective October 1, 2004, Lord Abbett had agreed to cap the total expense ratio at 0.95%, approximately one basis point below the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

WASHINGTON FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the third quintile of its performance universe for the nine-month and one-year periods, in the second quintile in the three-year period, and in the first quintile in the five- and ten-year periods. The Board also noted that there was no Lipper index for a Washington State municipal debt investment objective.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately the same as the median of the peer group and that the actual management and administrative services fees were approximately four basis points above the median of the peer group. The Board also noted that the total expense ratio was approximately twenty-two basis points below the median of the peer group. The Board noted that effective October 1, 2004, the management fees of the Fund had been reduced and that the contractual management fees were approximately six basis points below the median of the peer group and that the actual management fees were approximately one basis point below the median of the peer group. Mr. Dow also noted that effective October 1, 2004, Lord Abbett had voluntarily agreed to cap the total expense ratio at 0.95%.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

INSURED INTERMEDIATE FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the investment performance of the Class A shares of the Fund was in the fifth quintile of its performance universe for the nine-month period, the fourth quintile for the one-year period, and in the third quintile for the period since inception (June 30, 2003). The Board also noted that the performance was below that of the Lipper Insured Municipal Debt Funds Index for each period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately three basis points above the median of the peer group. The Board noted that effective October 1, 2004, the management fees of the Fund had been reduced and that the contractual management fees were below the median of the peer group, but that Lord Abbett had waived all of its management fees. The Board also noted that the Fund benefited from a reimbursement of its entire management fee and nonmanagement expenses, so that its only expenses were 12b-1 fees.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of

Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.


COMPENSATION DISCLOSURE




The following table summarizes the compensation for the Directors/Trustees for the Income Fund and Income Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Income Fund for outside Directors/Trustees. The third column of the following table sets forth the compensation accrued by the Income Trust for outside Directors/Trustees. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.


(1)                                 (2)                       (3)                       (4)
                                    For Fiscal                For Fiscal                For the Year Ended
                                    Year Ended                Year Ended                December 31, 2004
                                    September 30,             September 30,             Total Compensation
                                    2004 Aggregate            2004 Aggregate            Paid by the Income Fund,
                                    Compensation              Compensation              Income Trust, and
                                    Accrued by the            Accrued by the            Twelve Other Lord Abbett-
NAME OF DIRECTOR/TRUSTEE            INCOME FUND (1)           INCOME TRUST (1)          SPONSORED FUNDS(2)
------------------------            ---------------           ----------------          ------------------
E. Thayer Bigelow                   $         5,030           $          1,042          $                 127,364
William H.T. Bush                   $         5,023           $          1,050          $                 126,320
Robert B. Calhoun, Jr.              $         5,014           $          1,093          $                 127,000
Julie Hill*                         $         2,470           $            472          $                 111,417
Franklin W. Hobbs                   $         4,651           $          1,014          $                 118,501
C. Alan MacDonald                   $         5,166           $          1,071          $                 131,320
Thomas J. Neff                      $         4,673           $          1,019          $                 117,001

----------

*Director/Trustee effective February 1, 2004.

1. Outside Director/Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its outside Directors/Trustees may be deferred at the option of a Director/Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the funds for later distribution to the Directors/Trustees. In addition, $25,000 of each Director/Trustee's retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $1,380, $1,953, $5,014, $1,649, $4,651, $1,380, and $4,673, respectively. Of the amounts shown in the third column, the total deferred amounts for the Trustees are $299, $425, $1,093, $300, $1,014, $299, and $1,019, respectively.

2. The fourth column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2004, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director/Trustee in each Fund and other Lord Abbett-sponsored funds as of December 31, 2004. The amounts shown include deferred compensation to the Directors/Trustees deemed invested in fund shares. The amounts ultimately received by the Directors/Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.



NAME OF FUND              ROBERT S. DOW        E. THAYER BIGELOW      WILLIAM H.T. BUSH     ROBERT B. CALHOUN, JR.
------------              -------------        -----------------      -----------------     ----------------------
National                  None                 $10,001-$50,000        $1-$10,000            $10,001-$50,000
California                None                 $10,001-$50,000        $1-$10,000            $1-$10,000
Connecticut               None                 $1-$10,000             $1-$10,000            $1-$10,000
Hawaii                    None                 $1-$10,000             $1-$10,000            $1-$10,000
Minnesota                 None                 $1-$10,000             $1-$10,000            $1-$10,000
Missouri                  None                 $1-$10,000             $1-$10,000            $1-$10,000
New Jersey                Over $100,000        $1-$10,000             $1-$10,000            $1-$10,000
New York                  Over $100,000        $10,001-$50,000        $1-$10,000            $1-$10,000
Texas                     None                 $1-$10,000             $1-$10,000            $1-$10,000
Washington                None                 $1-$10,000             $1-$10,000            $1-$10,000
Insured                   Over $100,000        $1-$10,000             $1-$10,000            $1-$10,000
Florida                   None                 $1-$10,000             $1-$10,000            $1-$10,000
Georgia                   None                 $1-$10,000             $1-$10,000            $1-$10,000
Michigan                  None                 $1-$10,000             $1-$10,000            $1-$10,000
Pennsylvania              None                 $1-$10,000             $1-$10,000            $1-$10,000

AGGREGATE DOLLAR RANGE
OF EQUITY SECURITIES IN
LORD ABBETT-SPONSORED
FUNDS                     Over $100,000        Over $100,000          Over $100,000         Over $100,000

NAME OF FUND              JULIE A. HILL*       FRANKLIN W. HOBBS     C. ALAN MACDONALD     THOMAS J. NEFF
------------              --------------       -----------------     -----------------     --------------
National                  $1-$10,000           $1-$10,000            $10,001-$50,000       $50,001-$100,000
California                $1-$10,000           $1-$10,000            $50,001-$100,000      $10,001-$50,000
Connecticut               $1-$10,000           $1-$10,000            $1-$10,000            $1-$10,000
Hawaii                    $1-$10,000           $1-$10,000            $1-$10,000            $1-$10,000
Minnesota                 $1-$10,000           $1-$10,000            $1-$10,000            $1-$10,000
Missouri                  $1-$10,000           $1-$10,000            $1-$10,000            $1-$10,000
New Jersey                $1-$10,000           $1-$10,000            $1-$10,000            $10,001-$50,000
New York                  $1-$10,000           $1-$10,000            $10,001-$50,000       $10,001-$50,000
Texas                     $1-$10,000           $1-$10,000            $10,001-$50,000       $10,001-$50,000

Washington                $1-$10,000           $1-$10,000            $1-$10,000            $1-$10,000
Insured                   $1-$10,000           $1-$10,000            $1-$10,000            $1-$10,000
Florida                   $1-$10,000           $1-$10,000            $1-$10,000            $1-$10,000
Georgia                   $1-$10,000           $1-$10,000            $1-$10,000            $1-$10,000
Michigan                  $1-$10,000           $1-$10,000            $1-$10,000            $1-$10,000
Pennsylvania              $1-$10,000           $1-$10,000            $1-$10,000            $1-$10,000

AGGREGATE DOLLAR RANGE
OF EQUITY SECURITIES IN
LORD ABBETT-SPONSORED
FUNDS                     $50,001-$100,000     Over $100,000         Over $100,000         Over $100,000


----------

* Director/Trustee elected February 1, 2004.


CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Income Fund's and Income Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING


The Funds have delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix D.

In addition, the Funds are required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The first such filing was filed by August 31, 2004, for the twelve months ended June 30, 2004. The Funds' Form N-PX filing is available on the SEC's website at www.sec.gov. The Funds also has made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of January 10, 2005, the Income Fund's and Income Trust's officers and Directors/Trustees, as a group, owned less than 1% of the each Fund's outstanding shares, except that Robert S. Dow, Managing Partner and Chief Investment Officer of Lord Abbett, owned 18.17% of the Insured Fund's Class A Shares. As of January 18, 2005, the ownership of the Insured Fund's Class P shares by Lord Abbett was 100%, which represents the initial investment in Class P Shares. As of January 18, 2005, to the best of our knowledge, other than the persons mentioned above, the following record holders held 5% or more of each class of a Fund's outstanding shares:



NATIONAL TAX-FREE FUND
Edward Jones & Co.                          Class A           33.50%
Shareholder Accounting                      Class B           20.63%
201 Progress Pkwy                           Class C           18.42%
Maryland Hts, MO 63043

Citigroup Global Markets Inc.               Class A            5.68%

c/o Peter Booth                             Class C           10.16%
333 West 34th St. - 3rd FL
New York, NY 10001

MLPF&S for the Sole Benefit                 Class B           27.45%
of its Customers                            Class C           31.67%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

CALIFORNIA TAX-FREE FUND
Edward Jones & Co.                          Class A           13.03%
Shareholder Accounting                      Class C            5.82%
201 Progress Pkwy
Maryland Hts, MO 63043

Citigroup Global Markets Inc.               Class A           15.50%
c/o Peter Booth                             Class C           11.76%
333 West 34th St. - 3rd FL
New York, NY 10001

MLPF&S for the Sole Benefit                 Class C           48.47%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

CONNECTICUT TAX-FREE FUND
Edward Jones & Co.                          Class A            7.38%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO 63043

Citigroup Global Markets Inc.               Class A            5.77%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY 10001

MLPF&S for the Sole Benefit                 Class A            9.63%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Susan Lynch                                 Class A            6.02%
8 Bayberry Ln.
Greenwich, CT 06831

HAWAII TAX-FREE FUND
Edward Jones & Co.                          Class A            7.26%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO 63043

Citigroup Global Markets Inc.               Class A           16.31%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY 10001

MLPF&S for the Sole Benefit                 Class A            5.99%

of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Morgan Stanley DW Inc. FBO                  Class A            7.32%
Patrick T LAI Trustee or His
Harborside Financial Cntr Plaza 3
Jersey City, NJ 07311

MINNESOTA TAX-FREE FUND
Edward Jones & Co.                          Class A           60.34%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO 63043

Citigroup Global Markets Inc.               Class A            5.71%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY 10001

MISSOURI TAX-FREE FUND
Edward Jones & Co.                          Class A           60.38%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO 63043

NEW JERSEY TAX-FREE FUND
Citigroup Global Markets Inc.               Class A            9.32%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY 10001

MLPF&S for the Sole Benefit                 Class A            8.09%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

NEW YORK TAX-FREE FUND
Citigroup Global Markets Inc.               Class A            8.97%
c/o Peter Booth                             Class C           14.45%
333 West 34th St. - 3rd FL
New York, NY 10001

MLPF&S for the Sole Benefit                 Class A            5.33%
of its Customers                            Class C           39.82%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

UBS Financial Services Inc. FBO             Class C            6.22%
Mrs. Diana Riklis
1020 Park Ave.
New York, NY 10028

First Clearing, LLC                         Class C            5.02%
William Siegel
104 Anchorage Way
Freeport, NY 11520

TEXAS TAX-FREE FUND
Edward Jones & Co.                          Class A           48.79%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

WASHINGTON TAX-FREE FUND
Edward Jones & Co.                          Class A           39.38%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A            9.23%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class A            7.68%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

INTERMEDIATE TAX-FREE FUND
Edward Jones & Co.                          Class A           48.44%
Shareholder Accounting                      Class B           19.89%
201 Progress Pkwy                           Class C            5.52%
Maryland Hts, MO  63043

MLPF&S for the Sole Benefit                 Class A            8.18%
of its Customers                            Class B           40.76%
4800 Deer Lake Dr. E FL 3                   Class C           86.61%
Jacksonville, FL 32246

UBS Financial Services, Inc. FBO            Class B            9.65%
Charles T. King
1238 SE 5th St.
Ocala, FL 34471

UBS Financial Services, Inc. FBO            Class B            7.35%
John W Marshall TTEE
John W Marshall Revocable Trust
8086 S Yale NBR 135
Tulsa, OK 74136

A G Edwards & Sons, Inc. FBO                Class B            7.13%
Adelaide Flatau
1 N Jefferson Ave
Saint Louis, MO 63103

UBS Financial Services                      Class B            6.38%
Mila Therrien TOD
Donald Manley, Marcia Chapman
Scott Manley, Clifford Manley
2827 Briggs St. Unit A
Missoula, MT 59803

A G Edwards & Sons, Inc. FBO                Class B            6.29%
John Clifford Hanson &
Patricia Mahner Hanson
1 N Jefferson Ave.
Saint Louis, MO 63103

MLPF&S for the Sole Benefit
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

FLORIDA TAX-FREE TRUST
Edward Jones & Co.                          Class A           12.39%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A            8.23%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

Legg Mason Wood Walker Inc.                 Class A            7.24%
PO Box 1476
Baltimore, MD 21203

MLPF&S for the Sole Benefit                 Class A            8.07%
of its Customers                            Class C           31.78%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

UBS Financial Services Inc. FBO             Class C           14.83%
Kyle Partners L.P.
812 Grandview Avenue
Suite 2B
Pittsburgh, PA 15211

PENNSYLVANIA TAX-FREE TRUST
Edward Jones & Co.                          Class A           10.50%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A            5.70%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

MICHIGAN TAX-FREE FUND
Edward Jones & Co.                          Class A           40.16%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A            5.55%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER
As described under "Management" in the Prospectus, Lord Abbett is the Income Fund's and Income Trust's investment adviser. The following partners of Lord Abbett are also officers and/or Directors/Trustees of the Funds: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Paul A. Hilstad, Lawrence H. Kaplan,
A. Edward Oberhaus, III, and Richard D. Smola. Robert S. Dow is the managing partner of Lord Abbett and officer and Director/Trustee of the Funds. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John
J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Richard Larsen, Jerald Lanzotti, Ellen G. Itskovitz, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert G. Morris, Robert J. Noelke,
F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli
M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Income Fund and Income Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month as stated below. For the National Fund, New York Fund, California Fund, Insured Fund, and Florida Fund this fee is allocated among the classes based on the classes' proportionate share of such average daily net assets.

Effective October 1, 2004 for each Fund except the Insured Fund, Lord Abbett is entitled to an annual management fee based on each such Fund's average daily net assets, calculated daily and payable monthly, as follows:

     .45 of 1% on the first $1 billion in assets, .40 of 1% on the next $1 billion, and .35 of 1% on the Fund's assets over $2 billion.

Prior to October 1, 2004, Lord Abbett was entitled to an annual management fee of .50 of 1% on each Fund's average daily net assets, except for the Insured Fund.

Effective October 1, 2004 for the Insured Fund, Lord Abbett is entitled to an annual management fee based on that Fund's average daily net assets, calculated daily and payable monthly, as follows:

     .40 of 1% of the first $2 billion of average daily net assets, .375 of 1% of the next $3 billion;
     .35 of 1% of assets over $5 billion.

Prior to October 1, 2004, for the Insured Fund, Lord Abbett was entitled to an annual management fee calculated as follows:

     .45 of 1% on the first $2 billion in assets
     .425 of 1% on the next $3 billion, and
     .40 of 1% on the Fund's assets over $5 billion.

For the fiscal year ending September 30, 2005, Lord Abbett has contractually agreed to reimburse a portion of each Fund's expenses so that the Fund's Total Annual Operating Expenses for each Fund (with the exception of the Insured Fund) do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class B and C shares, and 1.05% of average daily net assets for Class P shares.

For the fiscal year ending September 30, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Insured Fund's expenses so that the Fund's Total Annual Operating Expenses for the Fund do not exceed an aggregate annual rate of 0.25% of average daily net assets for Class A shares, 1.00% of average daily net assets for Class B and C shares, and 0.45% of average daily net assets for Class P shares.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

As of September 30, 2004, other expenses reimbursed by Lord Abbett and not repaid were 208,299, 131,074, and 117,492 for the National Fund, New York Fund, and Insured Intermediate Fund, respectively. As of September 30, 2003, other expenses reimbursed by Lord Abbett and not repaid by the Insured Fund amounted to $65,782. As of September 30, 2002, other expenses reimbursed by Lord Abbett and not repaid by the Texas Fund amounted to $25,500.


Gross management fees, management fees waived and net management fee for each Fund were as follows:


FUND                                                        YEAR ENDED SEPTEMBER 30, 2004
----                                                        -----------------------------
                                                                                     NET
                                              GROSS              MANAGEMENT          MANAGEMENT
                                              MANAGEMENT FEES    FEES WAIVED         FEES
                                              ---------------    -----------         ----
National                                      $   2,985,227                  -       $   2,985,227
California                                    $     932,702                  -       $     932,702
Connecticut                                   $     460,945                  -       $     460,945
Hawaii                                        $     355,951                  -       $     355,951
Minnesota                                     $     192,502                  -       $     192,502
Missouri                                      $     769,399                  -       $     769,399
New Jersey                                    $     732,373                  -       $     732,373
New York                                      $   1,270,689                  -       $   1,270,689
Texas                                         $     390,071                  -       $     390,071
Washington                                    $     250,845                  -       $     250,845
Insured                                       $      32,493      $     (32,493)                  -
Florida                                       $     411,289                  -       $     411,289
Georgia                                       $     442,203                  -       $     442,203
Michigan                                      $     358,606                  -       $     358,606
Pennsylvania                                  $     487,733                  -       $     487,733

                                                            YEAR ENDED SEPTEMBER 30, 2003
                                                            -----------------------------
                                                                                     NET
FUND                                          GROSS              MANAGEMENT          MANAGEMENT
----                                          MANAGEMENT FEES    FEES WAIVED         FEES
                                              ---------------    -----------         ----
National                                      $   3,038,541                  -       $   3,038,541
California                                    $   1,001,875                  -       $   1,001,875
Connecticut                                   $     494,300                  -       $     494,330
Hawaii                                        $     380,865                  -       $     380,865
Minnesota                                     $     156,207                  -       $     156,207
Missouri                                      $     741,604                  -       $     741,604
New Jersey                                    $     797,266                  -       $     797,266
New York                                      $   1,281,043                  -       $   1,281,043
Texas                                         $     399,392                  -       $     399,392
Washington                                    $     248,504                  -       $     248,504
Insured                                       $       3,590      $      (3,590)                  -

Florida                                       $     437,411                  -       $     437,411
Georgia                                       $     391,842                  -       $     391,842
Michigan                                      $     324,518                  -       $     324,518
Pennsylvania                                  $     499,671                  -       $     499,671

FUND                                                        YEAR ENDED SEPTEMBER 30, 2002
-----                                                       -----------------------------
                                                                                     NET
                                              GROSS              MANAGEMENT          MANAGEMENT
                                              MANAGEMENT FEES    FEES WAIVED         FEES
                                              ---------------    -----------         ----
National                                      $   2,904,315                  -       $   2,904,315
California                                    $     992,795                  -       $     992,795
Connecticut                                   $     492,892                  -       $     492,892
Hawaii                                        $     371,096                  -       $     371,096
Minnesota                                     $     127,233      $     (62,216)      $      65,017
Missouri                                      $     670,982                  -       $     670,982
New Jersey                                    $     794,278                  -       $     794,278
New York                                      $   1,231,655                  -       $   1,231,655
Texas                                         $     388,620                  -       $     388,620
Washington                                    $     231,182                  -       $     231,182
Insured                                                 N/A                N/A                 N/A
Florida                                       $     438,831                  -       $     438,831
Georgia                                       $     273,793                  -       $     273,793
Michigan                                      $     259,169                  -       $     259,169
Pennsylvania                                  $     472,779                  -       $     472,779



COMPENSATION OF INVESTMENT MANAGERS
Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among portfolios with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a manager's bonus payment for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. Lord Abbett has taken pains to avoid creating any profit centers within the firm.

Lord Abbett provides a 401k profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.


ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with each Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of the Fund based on average daily net assets.


PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson

Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City,
MO 64105 is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.


TRANSFER AGENT
DST Systems, Inc., 210 W. 10th St., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the independent registered public accounting firm of the Fund and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Fund, including the examination of financial statements included in the Funds' Annual Report to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.


While neither Lord Abbett nor the Fund obtains third party research services from brokers executing portfolio transactions for the Fund, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.


No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.


Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Fund, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Fund, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

During the fiscal years ending September 30, 2004, 2003, and 2002, the Income Fund and Income Trust paid no commissions on transactions of securities to independent dealers.


                                       7.
                                CLASSES OF SHARES

Each Fund offers investors different classes of shares in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent registered public accounting firms, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

Each Fund does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Shareholder meetings may be called at any time by certain officers of the Funds or by a majority of the Directors/Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the Fund's outstanding shares and entitled to vote at the meeting.

SHAREHOLDER LIABILITY. Delaware law provides that Income Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Income Trust and requires that a disclaimer be given in each contract entered into or executed by the Income Trust. The Declaration provides for indemnification out of the Income Trust's property of any shareholder or former shareholder held personally liable for the obligations of the

Income Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration of Trust, the Trustees may, without shareholder vote, cause the Income Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Income Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Income Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Income Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Income Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Income Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 12th month after the month in which you buy them (24th month if the shares were purchased prior to November 1, 2004), you may pay a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Fund's Prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect.

Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Fund's Prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the Fund's Prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS
CLASS A, B, C AND P. The Funds have adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each class of shares of each Fund: the "A Plan" (all Funds), the "B Plan" (National and Insured Funds only), the "C Plan" (National, New York, California, Insured and Florida Funds only) and the "P Plan" (all Funds), respectively. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Boards have concluded that there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of each Fund.


The amounts paid by each Fund to Lord Abbett Distributor pursuant to the A Plan for the fiscal year ended September 30, 2004 were: B Plan, C Plan and the P Plan for the fiscal year ended October 31, 2004 were National Fund -- $1,798,209; California Fund-- $615,629; Connecticut Fund-- $325,932; Hawaii Fund-- $265,335; Minnesota Fund-- $0; Missouri Fund-- $555,729; New Jersey Fund-- $526,202; New York Fund-- $836,419; Texas Fund-- $283,036; Washington Fund-- $0; Insured Fund-- $17,150; Florida Fund-- $269,562; Georgia Fund-- $0; Michigan Fund-- $0; and Pennsylvania Fund-- $298,467 .

The amounts paid by each Fund to Lord Abbett Distributor pursuant to the B Plan for the fiscal year ended September 30, 2004 were: National Fund-- $366,997; and Insured Fund-- $3,548.

The amounts by each Fund to Lord Abbett Distributor pursuant to the C Plan for the fiscal year ended September 30, 2004 were: National Fund-- $467,459; California Fund-- $147,739; New York Fund-- $129,762; Insured Fund-- $19,977; and Florida-- $62,597.

The amount paid by the Insured Fund to Lord Abbett Distributor pursuant to the P Plan for the fiscal year ended September 30, 2004 was $45.


Lord Abbett Distributor forwarded such amounts as payments to dealers and other agents under the respective Plans


The Class A Plans of the Georgia, Michigan, Minnesota, and Washington Funds will not go into effect until the quarter subsequent to the net assets of each Fund reaching $100 million. As of September 30, 2004, the net assets of each Fund have not reached $100 million.


Each Plan requires the Boards to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Boards reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Directors/Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors/Trustees, including a majority of the outside Directors/Trustees. As long as the Plans are in effect, the selection or nomination of outside Directors/Trustees is committed to the discretion of the outside Directors/Trustees.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Directors/Trustees or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a one-time distribution fee of up to 1% has been paid if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred.

CLASS B SHARES (NATIONAL AND INSURED FUNDS ONLY). As stated in the Prospectus, subject to certain exceptions, if Class B shares of the National or Insured Fund (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON                          CONTINGENT DEFERRED SALES CHARGE ON
WHICH THE PURCHASE ORDER WAS ACCEPTED              REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
-------------------------------------              ----------------------------------------------
Before the 1st                                     5.0%
On the 1st, before the 2nd.                        4.0%
On the 2nd, before the 3rd.                        3.0%
On the 3rd, before the 4th.                        3.0%
On the 4th, before the 5th.                        2.0%
On the 5th, before the 6th                         1.0%
On or after the 6th anniversary                    None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES (NATIONAL FUND, NEW YORK FUND, CALIFORNIA FUND, INSURED FUND, AND FLORIDA FUND ONLY). As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B, and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."


With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with

Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by the Fund (if the purchase was made prior to October 1, 2004) or by Lord Abbett Distributor (if the purchase was made on or after October 1, 2004) and is intended to reimburse all or a portion of the amount paid by the Fund or Lord Abbett Distributor, as the case may be, if the shares are redeemed before the Fund or Lord Abbett Distributor has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B or C Plan distribution fee.


In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and
(b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000), because there is no initial sales charge on

Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for a Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000. If you plan to invest more than $50,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.


ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B, and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC for Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.


HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

                                       8.
                       PURCHASES, REDEMPTIONS AND PRICING


Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions". The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases."


Under normal circumstances we calculate a Fund's net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

Our Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) by employees of our shareholder servicing agent, iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of our directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents, or v) purchases through a broker-dealer that has entered a special written arrangement with Lord Abbett Distributor under which the broker-dealer makes NAV purchases available to investors in a mutual fund undergoing a liquidation and dissolution so long as i) such NAV purchases are made within 30 calendar days of the liquidation and dissolution of the mutual fund, ii) the investor paid sales charges on the liquidating mutual fund's shares in accordance with such mutual fund's disclosure, and iii) such purchases are limited to an amount not more than the investor's proceeds from such liquidation and dissolution rounded to the next higher $1,000 increment. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days' prior written notice.

"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.


The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and the Class C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.


LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $ 50,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C, and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.


PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUNDS


Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.


Income from tax-exempt obligations is not included in investment company taxable income. If at the close of each quarter of a taxable year of each Fund, at least 50% of the value of the Fund's total assets consists of certain obligations the interest on which is excludible from gross income under Section 103(a) of the Code, the Fund qualifies to pay "exempt-interest" dividends to its shareholders. Those dividends constitute the portion of aggregate dividends (excluding capital gains) as designated by each Fund, equal to the excess of the Fund's excludible interest over certain amounts disallowed as deductions. Exempt-interest dividends paid by each Fund are generally exempt from federal income tax; however, the amount of such dividends must be reported on the recipient's federal income tax return.

Ordinarily, you are required to take distributions by each Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.


In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares will be disallowed to the extent of the amount of any exempt-interest dividends received. Additionally, if your holding period is six months or less, any capital loss realized from the sale, exchange, or redemption of such shares, to the extent not previously disallowed, must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should be aware that the benefits of the long-term capital gains rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.


Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund may not be deductible, in whole or in part, for federal purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of a Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Fund shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds, or persons related to such "substantial users." Such persons should consult their tax advisers before investing in Fund shares.

Exempt interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

Certain investment practices that each Fund may utilize, such as investing in futures, may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.


You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemption payments and exchanges ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Funds can differ from the U.S. federal income tax rules described above. Although interest from tax-exempt bonds is generally not excludible from income for state and local income tax purposes, many states allow you to exclude the percentage of dividends derived from interest income on obligations of the state or its political subdivisions and instrumentalities if you are a resident of that state. Many states also allow you to exclude from income interest on obligations of the federal government and certain other governmental authorities, including U.S. territories and possessions. As noted below, however, certain states may require that a specific percentage of a Fund's income be derived from state and/or federal obligations before such dividends may be excluded from state taxable income. Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund may not be deductible, in whole or in part, for state or local purposes. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on state and/or federal obligations may be excluded from state taxable income.


The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.


CALIFORNIA TAX-FREE FUND - For the Fund to qualify to pay exempt-interest dividends for purposes of California personal income tax, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets must consist of California state or local obligations or federal obligations the interest therefrom is exempt from California personal income taxation.


CONNECTICUT TAX-FREE FUND - Dividends derived from interest income on federal obligations are subject to Connecticut personal income tax, unless at least 50% of the value of the Fund's total assets consist of federal obligations or other obligations with respect to which taxation by Connecticut is prohibited by federal law at the close of each quarter of the Fund's taxable year.


FLORIDA TAX-FREE TRUST - Florida imposes an intangible personal property tax on certain financial assets, including, under certain circumstances, mutual fund shares. Unlike most state and local taxes which are assessed on distributions with respect to mutual fund shares, the Florida intangible personal property tax is based on the net asset value of these shares. For the net asset value of Fund shares to be excluded from the calculation of the Florida intangible personal property tax, the Fund must be organized as a business trust and at least 90% of the net asset value of the Fund's portfolio of assets must consist of assets that are exempt from the Florida intangible personal property tax. Exempt assets include notes, bonds, and obligations issued by the State of Florida, its municipalities, counties and other taxing districts, or by the United States government and certain of its agencies.

MINNESOTA TAX-FREE FUND - For the Fund to qualify to pay exempt-interest dividends for purposes of Minnesota personal income tax, at least 95% of exempt-interest dividends paid by the Fund must be derived from interest on obligations of the State of Minnesota or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, or on obligations of Indian tribes located in Minnesota. In the event that less than 95% of the exempt-interest dividends paid by the Fund are derived from interest on the above obligations, the dividends derived from such interest will not be exempt from the Minnesota personal income tax. If the 95% requirement is met, the portion of the exempt-interest dividend that is derived from interest on the above obligations is excluded from personal income tax.

The Minnesota legislature enacted a provision expressing its intent that if a court holds that Minnesota's tax treatment of obligations of other states and their governmental units is unlawful in that it discriminates against interstate commerce, the remedy should be to include interest on obligations of Minnesota governmental units as Minnesota taxable income. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, no matter when the obligations were issued. Should a court so rule, the value of securities held by the Fund, and thus the value of the Fund's shares, would likely decrease, perhaps significantly.

NEW JERSEY TAX-FREE FUND - For the Fund to qualify to pay exempt-interest dividends for purposes of New Jersey personal income tax at least 80% of the aggregate principal amount of all its investments must be in obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the state of New Jersey or in other obligations that are statutorily free from State and local taxation under any other act of New Jersey or under the laws of the United States (the "80% Test"). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, and cash and cash items (including receivables) are excluded from the principal amount of the Fund's investments. If the Fund qualifies to pay exempt-interest dividends, all distributions attributable to interest earned on the above obligations will be exempt from New Jersey personal income tax. All distributions attributable to interest earned on federal obligations will be exempt from New Jersey personal income tax, regardless of whether the Fund meets the 80% Test.


NEW YORK TAX-FREE FUND - Shareholders of the Fund will not be required to include in their gross income for New York State and New York City personal income tax purposes any portion of distributions received by the Fund that are attributable to interest earned on (1) tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City); (2) obligations of the United States and its possessions, but only if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of Fund's total assets consists of obligations of the United States and its possessions; or (3) obligations of any authority, commission, or instrumentality of the United States to the extent federal law exempts such interest from state income taxation.

                                       10.
                                   UNDERWRITER




Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Funds have entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Lord Abbett Distributor as each Fund's principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to the Class A shares as follows:


         INCOME FUND



                                           YEAR ENDED         YEAR ENDED        YEAR ENDED
                                           SEPT. 30, 2004     SEPT. 30, 2003    SEPT. 30, 2002
                                           --------------     --------------    --------------
Gross sales charge                         $    1,718,173     $    2,494,536    $    2,037,046

Amount allowed
to dealers                                 $    1,420,487     $    2,060,041    $    1,673,116
                                                              --------------    --------------

Net commissions received
by Lord Abbett                             $      297,686     $      434,495    $      363,930
                                           ==============     ==============    ==============



         INCOME TRUST



                                           YEAR ENDED         YEAR ENDED        YEAR ENDED
                                           SEPT. 30, 2004     SEPT. 30, 2003    SEPT. 30, 2002
                                           --------------     --------------    --------------
Gross sales charge                         $      874,513     $    1,397,009    $    1,030,185

Amount allowed
to dealers                                 $      724,323     $    1,157,525    $      853,833
                                                              --------------    --------------

Net commissions received
by Lord Abbett Distributor                 $      150,190     $      239,484    $      176,352
                                           ==============     ==============    ==============



In addition, Lord Abbett Distributor, as the Income Fund's principal underwriter, received the following compensation for the fiscal year ended September 30, 2004:



                           BROKERAGE
                           COMPENSATION      COMMISSIONS
                           ON REDEMPTION     IN CONNECTION             OTHER
                           AND REPURCHASE    WITH FUND TRANSACTIONS    COMPENSATION
                           --------------    ----------------------    ---------------
Class A                    $0                $1,420,487                $  1,595,908.67

Class B                    $0                $0                        $         50.20

Class C                    $0*               $0                        $      1,938.28

Class P                    $0                $0                        $             0



* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.

In addition, Lord Abbett Distributor, as the Income Trust's principal underwriter, received the following compensation for the fiscal year ended September 30, 2004:

                           BROKERAGE
                           COMPENSATION      COMMISSIONS
                           ON REDEMPTION     IN CONNECTION             OTHER
                           AND REPURCHASE    WITH FUND TRANSACTIONS    COMPENSATION
                           --------------    ----------------------    ---------------

Class A                    $0                $724,323                  $    191,737.36

Class B                    $0                $0                        $          6.81

Class C                    $0*               $0                        $        727.27

Class P                    $0                $0                        $         45.37



* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.

                                       11.

                                  Performance


Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of the Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of the Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of the Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 3.25% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares (National and Insured Fund only), the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the National and Insured Funds investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares (California, National, New York, Insured, and Florida Funds only), the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.


Using the computation methods described above the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of September 30, 2004, for each Fund, per class, for one, five, and ten-years or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Funds. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                          1 YEAR     5 YEARS     10 YEARS       LIFE OF FUND
                                          ------     -------     --------       ----------------
NATIONAL FUND
Class A Shares
    Before Taxes                             0.68%       5.43%       5.76%            -
Class A Shares After
    Taxes on Distributions                   0.67%       5.42%       5.69%            -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                              1.84%       5.33%       5.63%            -
Class B Shares                              -0.60%       5.28%                  5.06% (8/1/96)
Class C Shares                               3.32%       5.43%          -       5.15% (7/15/96)

CALIFORNIA FUND
Class A Shares
    Before Taxes                             1.35%       5.46%       5.40%            -
Class A Shares After
    Taxes on Distributions                   1.35%       5.46%       5.40%            -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                              2.28%       5.36%       5.35%            -
Class C Shares                               4.14%       5.53%          -       4.95% (7/15/96)

CONNECTICUT FUND
Class A Shares
    Before Taxes                             1.55%       5.59%       5.74%            -
Class A Shares After
    Taxes on Distributions                   1.55%       5.59%       5.74%            -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                              2.47%       5.48%       5.66%            -

HAWAII FUND
Class A Shares
    Before Taxes                             0.80%       5.01%       5.43%            -
Class A Shares After
    Taxes on Distributions                   0.80%       5.01%       5.43%            -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                              1.93%       4.95%       5.38%            -

MINNESOTA FUND
Class A Shares
    Before Taxes                             0.91%       5.72%          -       5.85% (12/27/94)

Class A Shares After
    Taxes on Distributions                   0.91%       5.72%          -       5.82% (12/27/94)
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                              1.95%       5.60%          -       5.75% (12/27/94)

MISSOURI FUND
Class A Shares
    Before Taxes                             0.40%       5.33%       5.58%            -
Class A Shares After
    Taxes on Distributions                   0.40%       5.33%       5.58%            -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                              1.65%       5.22%       5.50%            -

NEW JERSEY FUND
Class A Shares
    Before Taxes                             0.60%       5.02%       5.46%            -
Class A Shares After
    Taxes on Distributions                   0.60%       5.02%       5.38%            -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                              1.83%       4.99%       5.36%            -

NEW YORK FUND
Class A Shares
    Before Taxes                             0.97%       5.93%       5.69%            -
Class A Shares After
    Taxes on Distributions                   0.97%       5.93%       5.69%            -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                              2.11%       5.79%       5.62%            -
Class C Shares                               3.57%       5.98%          -       5.29% (7/15/96)

TEXAS FUND
Class A Shares
    Before Taxes                             0.23%       5.64%       5.81%            -
Class A Shares After
    Taxes on Distributions                   0.23%       5.64%       5.71%            -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                              1.64%       5.52%       5.66%            -

WASHINGTON FUND
Class A Shares
    Before Taxes                             0.28%       5.49%       5.89%            -
Class A Shares After
    Taxes on Distributions                   0.28%       5.49%       5.89%            -

Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                              1.77%       5.43%       5.83%            -

INSURED FUND
Class A Shares
    Before Taxes                            -0.46%          -           -       -0.30% (6/30/03)
Class A Shares After
    Taxes on Distributions                  -0.46%          -           -       -0.30% (6/30/03)
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                              0.62%          -           -       0.13% (6/30/03)
Class B                                     -1.91%          -           -       -1.48% (6/30/03)
Class C                                      2.05%          -           -       1.60% (6/30/03)
Class P                                      2.65%          -           -       2.20% (6/30/03)

FLORIDA FUND
Class A Shares
    Before Taxes                            -0.14%       5.03%       5.16%            -
Class A Shares After
    Taxes on Distributions                  -0.14%       5.03%       5.16%            -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                              1.38%       4.99%       5.15%            -
Class C Shares                               2.44%       5.01%          -       4.53% (7/15/96)

GEORGIA FUND
Class A Shares
    Before Taxes                             1.13%       6.52%          -       6.91% (12/27/94)
Class A Shares After
    Taxes on Distributions                   1.13%       6.50%          -       6.78% (12/27/94)
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                              2.13%       6.26%          -       6.61% (12/27/94)

MICHIGAN FUND
Class A Shares
    Before Taxes                             0.12%       6.19%       6.18%            -
Class A Shares After
    Taxes on Distributions                   0.12%       6.19%       6.18%            -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                              1.50%       6.01%       6.05%            -

PENNSYLVANIA FUND
Class A Shares
    Before Taxes                             1.03%       5.63%       5.91%            -
Class A Shares After
    Taxes on Distributions                   1.03%       5.63%       5.91%            -

Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                              2.11%       5.51%       5.82%            -



* (-) means not applicable.


Yield quotation for each class of a fixed-income fund is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC.


Each Fund's tax-equivalent yield is computed by dividing that portion of the Fund's yield (as determined above) which is tax exempt by one minus a stated income tax rate (National 35.00%; California 41.05%; Connecticut 38.25%; Florida 35.00%; Insured 35.00%; Georgia 38.90%; Michigan 37.54%; Missouri 38.90%;
New Jersey 40.83%; New York 40.01%; Pennsylvania 37.00%; Texas 35.00%; Hawaii 40.36%; Washington 35.00% and Minnesota 40.10%) and adding the product to that portion, if any, of the Fund's yield that is not tax exempt.

For the 30-day period ended December 31, 2004, the 30-day yield and the tax equivalent yield for Class A shares of the Funds were:



         FUND                                                 30-DAY YIELD      TAX-EQUIVALENT YIELD
         National Tax-Free Fund                               3.20%             4.92%
         California Tax-Free Fund                             3.13%             5.31%
         Connecticut Tax-Free Fund                            2.92%             4.73%
         Hawaii Tax-Free Fund                                 2.66%             4.46%
         Minnesota Tax-Free Fund                              3.30%             5.51%
         Missouri Tax-Free Fund                               3.25%             5.32%
         New Jersey Tax-Free Fund                             2.90%             4.90%
         New York Tax-Free Fund                               3.64%             6.07%
         Texas Tax-Free Fund                                  2.77%             4.26%
         Washington Tax-Free Fund                             3.23%             4.97%
         Insured Intermediate Tax-Free Fund                   2.56%             3.94%
         Florida Tax-Free Trust                               3.32%             5.11%
         Georgia Tax-Free Trust                               3.22%             5.27%
         Michigan Tax-Free Trust                              2.93%             4.69%
         Pennsylvania Tax-Free Trust                          2.81%             4.46%


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.

                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from Lord Abbett Municipal Income Fund, Inc.'s and Lord Abbett Municipal Income Trust's (formerly, Lord Abbett Tax-Free Income Fund, Inc. and Lord Abbett Tax-Free Income Trust's) 2004 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent Registered Public Accounting Firm, as stated in its reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A
               DESCRIPTION OF FOUR HIGHEST MUNICIPAL BOND RATINGS

     MOODY'S DESCRIBES ITS FOUR HIGHEST RATINGS FOR MUNICIPAL BONDS AS FOLLOWS:


Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     STANDARD & POOR'S DESCRIBES ITS FOUR HIGHEST RATINGS FOR MUNICIPAL BONDS AS
     FOLLOWS:

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     FITCH DESCRIBES ITS FOUR HIGHEST RATINGS FOR MUNICIPAL BONDS AS FOLLOWS:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions and more likely to impair this capacity. This is the lowest investment-grade category.

                                   APPENDIX B




                       RISK FACTORS REGARDING INVESTMENTS
  IN PUERTO RICO, CALIFORNIA, CONNECTICUT, FLORIDA, GEORGIA, HAWAII, MICHIGAN, MINNESOTA, MISSOURI, NEW JERSEY, NEW YORK, PENNSYLVANIA, TEXAS, AND WASHINGTON
                                 MUNICIPAL BONDS


The following information is a summary of certain special risks that may affect the states and territory indicated, which could affect the value of the bonds held by the corresponding Fund. This information may not be complete or current and is compiled based upon information and judgments in publicly available documents, including news reports, state budgetary and financial analyses, and credit analyses prepared by bond rating agencies. The Funds have not verified any of this information.

PUERTO RICO BONDS


Each Fund may invest in bonds issued by the Commonwealth of Puerto Rico, its agencies, and instrumentalities.


Puerto Rico faces significant fiscal challenges. Puerto Rico has a recent history of deficit financing and the use of one-time revenues that may limit the Commonwealth's future financial flexibility. Although the structural imbalance in the general fund has lessened over the last few years, Puerto Rico had to rely on approximately $350 million of one-time revenues to balance general fund operations in fiscal 2004, and a larger structural imbalance of approximately $550 million is forecast for fiscal 2005. Job growth in both the private and government sectors slowed in 2004, but the unemployment rate improved, at times approaching the historic low of 10.1% in 2000. Continued structural imbalances, uncertain prospects for efforts to enhance the existing tax structure, and potential for increases in unfunded pension liabilities contribute to a continuing difficult financial outlook for Puerto Rico.

Manufacturing is the most important sector of Puerto Rico's economy, but the phaseout of federal tax incentives provided by Section 936 of the Internal Revenue Code has not significantly harmed the economy as some expected. Many former 936 companies have converted to controlled foreign corporations and the Puerto Rican legislature has passed many new laws designed to promote economic growth and create a business-friendly investment climate while offsetting the phase out of Section 936. The result has been increased investment by capital intensive companies that has sustained Puerto Rican manufacturing despite the decline in labor-intensive manufacturing resulting in a smaller than anticipated drop in manufacturing jobs, but this investment may not continue.

The service sector, including tourism, is also an important part of the Puerto Rican economy and has been performing steadily, but the sector is vulnerable to unforeseen events affecting the confidence of visitors. Continued growth of the Puerto Rico economy depends on factors such as the state of the U.S. economy, stability of the price of oil, and borrowing costs. The Commonwealth also needs to address its substantial unfunded pension liabilities, which are increasing, with recent estimates coming in at more than $11 billion.


The Constitution of Puerto Rico limits the direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes.


CALIFORNIA BONDS

California's finances in recent years have been characterized by a heavy reliance on debt to fund accumulated operating deficits. California stepped back from financial crisis in 2004 by refinancing short-term debt with long-term deficit financing bonds, and there is a current trend of recovery in the State's economy and tax revenues. But California still faces significant ongoing fiscal challenges with a large mismatch between ongoing revenues and expenditures. Projected fiscal 2005 income tax revenues are still down more than 10% from their peak in 2001. The State's fiscal 2005 budget projects a $3.4 billion operating deficit if deficit bond and pension bond proceeds are excluded. There are also substantial projected increases in expenditures in fiscal 2007 for schools, higher education, and local governments that will make balancing future budgets difficult.


Various constitutional and statutory provisions may result in decreases in State and local revenues and thus affect the ability of issuers of California municipal bonds to meet their financial obligations. Proposition 13, enacted in 1978, constrains the fiscal condition of local governments by limiting ad valorem taxes on real property and restricting the ability of taxing entities to increase real property and other taxes. In 1996, voters approved Proposition 218, which limits the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval, and clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. Proposition 218 is generally viewed as restricting the flexibility of local governments, and consequently has and may further cause reductions in ratings of some cities and counties. The State is also subject to an annual appropriations limit imposed by Article XIII.B of the State Constitution, which prohibits the State from spending the proceeds of tax revenues, regulatory licenses, user charges, or other fees beyond imposed appropriations limits that are adjusted annually based on per capita personal income and changes in population. Revenues that exceed the limitation are measured over consecutive two-year periods, and any excess revenues are divided equally between transfers to schools and community colleges and refunds to taxpayers. Certain appropriations, including appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by voters, are not subject to this limitation.

The effect of these various provisions on the ability of California issuers to pay interest and principal on their obligations remains unclear in many cases. In any event, the effect may depend on whether a particular California municipal bond is a general or limited obligation bond (limited obligation bonds generally being less affected by such changes) and on the type of security, if any, provided for the bond. Future amendments to the California Constitution or statutory changes also may harm the ability of the State or local issuers to repay their obligations.

CONNECTICUT BONDS


Connecticut's economy was hit especially hard by the national recession, which resulted in large structural budget gaps in fiscal years 2002 and 2003 that completely depleted the State's rainy day reserve. Connecticut's economy has now stabilized and its budget picture continues to improve. The State finished fiscal 2004 with a general fund surplus that allowed it to put $300 million in its rainy day fund, and a more modest surplus is projected for fiscal 2005, though depleted reserves and high debt levels remain a concern. Connecticut's annualized unemployment rate for 2004 of 4.8% remained below the national average. Connecticut has a heavy debt load, with debt ratios among the highest of the 50 states. In addition, the State has significant unfunded pension liabilities.


Connecticut law limits the indebtedness payable from the General Fund tax receipts. In 1992, Connecticut voters approved a constitutional amendment requiring a balanced budget for each year and imposing a cap on the growth of expenditures. The General Assembly cannot authorize an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures for the previous fiscal year by a percentage, which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation. There is an exception provided if the governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed the limit for purposes of such emergency or extraordinary circumstances. Expenditures for the payment of bonds, notes, and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures.

FLORIDA BONDS


Florida's revenues and financial reserves continue to be strong despite the four hurricanes that hit the state in 2004. The State's budget stabilization reserve is fully funded despite the short-term economic impact of the hurricanes and the state's economic performance is expected to continue to be among the strongest nationally in fiscal 2005. Florida's unemployment rates remains below national levels and employment growth is expected to continue.

Florida's tax base is narrow, but also relatively stable, with most revenue derived from the State's sales and use tax. Florida has no personal income tax and does not levy ad valorem taxes on real property. This reliance on a cyclical revenue source creates some vulnerability to economic downturns, but not so much as reliance on income taxes, which helps explain why Florida weathered the recent recession better than many other states. Tourism continues to be one of Florida's most important industries and should be positioned to take advantage of any improvement in national economic trends. Florida's economy is also still somewhat dependent on employment related to construction and agriculture.

In 1994, Florida passed a constitutional amendment limiting the rate of growth in State revenues. This limitation, however, exempts revenues pledged for debt service on State bonds. Florida introduced a debt-affordability model in

1999 that now evaluates debt service as a percentage of revenues. The target range is 6%, with a legislatively imposed cap of 7%. Debt service burden is now slightly below the target ratio.


GEORGIA BONDS


Georgia ended fiscal 2004 with weak financial reserves and less than projected revenues, but the year was one of renewed revenue growth, compared with declines in tax revenues in both fiscal 2002 and 2003. Georgia's budget for fiscal 2005 is based on reasonably conservative projections of 6.1% revenue growth and should allow the State to replenish its depleted reserves. Georgia's overall debt burden and debt service carrying charges remain low.

Georgia's economy is increasingly diversified and is well positioned for future growth. Rapid population growth, however, has stressed the State's infrastructure, particularly in the Atlanta area, and encouraged the State to increase its borrowing. Georgia's employment picture is largely positive and continuing to become less reliant on textiles and apparel and other manufacturing industries.

The Georgia Constitution provides that the State cannot incur general obligation or guaranteed revenue debt if debt service on all existing general obligation and guaranteed revenue debt exceeds 10% of total revenue receipts less refunds of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. The current debt-service carrying charges remain well below the cap.


HAWAII BONDS


Hawaii has experienced strong revenue gains in the past two fiscal years, reflecting a steady improvement in the tourist economy, which is the State's primary economic driver. After two consecutive years of deficits, Hawaii had an operating surplus and revenue growth of 8.3% in fiscal 2004, which allowed the State to begin to replenish its depleted reserves. The State expects another operating surplus for fiscal 2005.

Hawaii's recent economic expansion has been fueled by increased visitor arrivals and reflects strong trends in construction, government and finance, insurance, and real estate. Unemployment for 2004 was down almost a full percentage point from 2003 and is well below the national average. These trends suggest continued revenue growth and budget stability, though any disruption in air travel or other unforeseen events that could affect the confidence of visitors would have a strong negative impact on the State's economy.

Hawaii's debt burden remains among the highest of all the U.S. states, although the State government funds many activities, such as school construction, that are typically funded by local governments. Debt servicing continues to place significant strain on the State's operating budget, making up more than 10% of expenditures.

The Hawaii Constitution provides that general obligation bonds may only be issued by the State if such bonds at the time of issuance will not cause the total amount of principal and interest payable in the current or any future fiscal year, whichever is higher, on such bonds and on all outstanding general obligation bonds, to exceed 20% of the average general fund revenues of Hawaii in the three fiscal years immediately before the issuance.


MICHIGAN BONDS


Michigan suffered its fourth straight annual employment decline in 2004, raising the cumulative total of jobs lost to more than 300,000 since the State's employment peak in June 2000. Employment is expected to increase modestly in 2005, bringing a measure of economic stability to what has been a problematic recovery from recession. Michigan has a fiscal 2005 budget that eliminated a large budget gap with very little reliance on one-time revenues, which portends a more stable outlook than recent times, although reserves will still be below comfortable levels. Michigan's economy is increasingly diversified, its overall debt level is low, and the State's pension funds remain well funded.


Michigan has several legislative and constitutional provisions that could affect the State's financial condition. As a result of legislative action in 1993 and a statewide referendum in 1994, the State has made major changes in the financing of local public schools. Most local property taxes, which had been the primary source of school financing, have been repealed. They have been replaced by other revenues, with the principal replacement revenue being an increased sales tax. These additional revenues will be included within the State's constitutional revenue limitations and may have an impact on the State's ability to raise additional revenues in the future.

The State Constitution provides that the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations set by the Constitution, statute or charter. The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter, without the approval of the electors of the local unit voting on the question. Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors. The Constitution also contains millage reduction provisions.

In 1978, the Michigan Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. The State may, however, raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the legislature. The revenue limit does not apply to taxes imposed for the payment of principal of and interest on bonds of the State if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the legislature. The Constitution also provides that the proportion of State spending paid to all local units of government to total State spending may not be reduced below the proportion in effect in the 1978-1979 fiscal year.

MINNESOTA BONDS


Although Minnesota's economy is fundamentally sound, it has suffered from the 2001 recession and its aftermath, and recent legislative sessions have failed to resolve how best to remedy the significant structural balance issues confronting the State. For example, in the 2003 session, when faced with a $4.2 billion deficit for the fiscal 2004-2005 biennial budget, the legislature enacted a budget seeking to remedy the problem through spending cuts, various revenue-enhancing measures, and payment shifts. Although the measures provided temporary relief, they failed to address the central budget balancing issues. In the 2004 session, the Minnesota governor unilaterally closed a $160 million deficit with reductions and fund transfers, once again highlighting the legislature's inability to resolve significant fiscal issues. Minnesota relies heavily on individual, sales, and corporate income taxes, all of which are sensitive to economic conditions, as well as grants and contributions for revenues.

The 2004-2005 biennial budget seeks to restore the budget reserve to $630 million by the end of fiscal 2005. At present, Minnesota faces a roughly $400 million budget gap for the 2006-2007 biennium.

Minnesota operates under debt control policies established more than 20 years ago and is operating within its allowable debt ratios. In keeping with recommended state debt guidelines, debt service as a percent of general fund expenditures remains at or below 3.0%.


MISSOURI BONDS


Missouri's general revenues increased slightly between fiscal 2003 and 2004, reversing a two-year declining trend. Nonetheless, decreasing unreserved balance levels of the state's two largest operating funds for 4 of the years between fiscal 1998 and 2003 illustrate the State's weakened economy post-recession. The State achieves break-even operations largely due to the governor's constitutional power to withheld funds when necessary to bring anticipated revenues in line with expenditures. For example, at the beginning of fiscal 2004, the governor withheld $240 million in educational and other appropriated funds in order to reign in expenditures. Missouri's budget reserve fund can be drawn upon to finance cash-flow needs or to stabilize the long-term budget - a device that both helps with balancing the budget but also presents a risk of cash-flow issues.

Although the state's economic health appears to be improving, it faces significant challenges related to Medicaid (an expected 30% increase in cost for fiscal 2005), elementary and secondary education (an additional $600 million to $800 million is needed for fiscal 2005 and 2006), higher education (funding cuts have led to significant tuition increases), and correctional institutions (increasing prison populations have created a need for new, costly facilities) as expenditure demands continue to outpace general revenue collections.


Certain provisions of the Constitution of Missouri could adversely affect payment on Missouri municipal bonds. The

State Constitution provides that the General Assembly may issue general obligation bonds without voter approval solely for the purpose of (1) refunding outstanding bonds or (2) upon the recommendation of the Governor, for a temporary liability by reason of unforeseen emergency or of deficiency in revenue in an amount not to exceed $1,000,000 for any one year and to be paid in not more than five years.

The Constitution's Tax Limitation Amendment imposes limits on the amount of State taxes that may be collected by the State of Missouri in any fiscal year. The details of the Amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. If total State revenues exceed the State revenue limit by more than 1% in any fiscal year, the State is required to refund the excess. The revenue limit can only be exceeded if the General Assembly approves by a two-thirds vote of each House an emergency declaration by the Governor. Revenues have exceeded the limit in the past triggering an income tax refund liability under the Constitution.

To the extent that the payment of general obligation bonds issued by the State of Missouri or a unit of local government in the Fund' portfolio is dependent on revenues from the levy of taxes and such obligations have been issued subsequent to the date of the Tax Limitation Amendment's adoption, November 4, 1980, the ability of the State of Missouri or the appropriate local unit to levy sufficient taxes to pay the debt service on such bonds may be affected.


The Constitution's Article X, Section 18 imposes limits designed to cap the amount of State taxes that may be collected by the State of Missouri in any fiscal year. The burdens of complying with the Amendment are complex and reduce the state's overall fiscal flexibility. As a result, any additional contribution to fiscal discipline imposed by the amendment is could be outweighed by the accompanying costs.


NEW JERSEY BONDS


New Jersey has a diversified economic base and high wealth and income levels, but the recession drastically reduced State revenues, and New Jersey has faced large structural deficits since 2002. As a result, the State has borrowed money in order to balance its budget for the last several years, and the budget enacted for fiscal 2005 makes no effort to rectify the problem. The large structural budget imbalance will continue through at least fiscal 2006. Moreover, a recent State Supreme Court ruling prohibits New Jersey from relying on bond proceeds to balance future budgets, thereby limiting the State's fiscal flexibility in the years ahead. Instead, the state must look toward economic growth to help achieve structural balance, and any economic weakness could strain the State's economic situation and create an even more precarious position.

In recent years, State debt levels have increased and are above historical levels; this trend is expected to continue in the coming years. In addition, State law and the State Constitution restrict appropriations. Statutory or legislative restrictions may adversely affect a municipality's or any other bond-issuing authority's ability to repay its obligations. The State Supreme Court in 2003 rejected a legal challenge to the constitutionality of the practice of issuing certain contract bonds without voter approval. Contract bonds, a significant portion of the State's outstanding debt obligations, differ from general obligation bonds in that contract bonds are not backed by the full faith and credit of the State, but by annual appropriations.


The New Jersey Constitution provides, in part, that no money shall be drawn from the State treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.


New Jersey's Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget that is balanced on a cash basis, and the Director of the Division of Local Government Services must examine items of revenue and appropriation. State law also regulates the issuance of debt by local units by limiting the amount of tax anticipation notes that may be issued by local units and requiring their repayment within 120 days of the end of the fiscal year (not later than June 30 in the case of the counties) in which issued. With certain exceptions, no local unit is permitted to issue bonds for the payment of current expenses or to pay outstanding bonds, except with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited by statute. State law restricts total appropriations increases to 5% annually for such entities, with certain exceptions.


NEW YORK BONDS


New York State and many of its political subdivisions and authorities have faced extraordinary budget challenges as a result of the September 11th terrorist attacks and the national economic recession. Although recent indicators suggest a trend of recovery, the State is still hampered by budgetary challenges punctuated by a highly polarized political process, a wide budget gap anticipated for fiscal 2006, uncertainty about educational spending requirements resulting from a recent court case, and significant transportation capital expenditures, the funding for which must still be determined. The volatility of the financial markets is also a significant source of risk for State revenues.


The State's Authorities (i.e. government agencies) generally are responsible for financing, constructing and operating revenue-producing public facilities. While payments on Authority obligations normally are paid from revenues generated by projects of the Authorities, in the past the State has had to appropriate large amounts to enable certain Authorities to meet their financial obligations. Further assistance to Authorities may be required in the future. The amount of debt issued by the Authorities is substantial.

The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City of New York. Certain localities have experienced financial problems and have received State assistance during the last several years. State localities may require additional State assistance.

The market perceives the State, its political subdivisions, and Authorities to be interdependent. Circumstances affecting the financial condition of one such entity may thus affect the value of securities issued by the others. The State's economy and the government's financial position significantly rely on the financial services sector. The financial services sector is the second largest source of revenue for the State. Accordingly, the depth and duration of the downturn in the financial services sector is an important consideration regarding the State's financial condition.




PENNSYLVANIA BONDS


The national economic recession had a marked impact on Pennsylvania's economy. Recovery at the state level has been uneven, especially with regards to job creation, which continues to trail the national trend. Although there are indications of fiscal recovery, the fiscal 2005 budget includes a drawdown of $71.8 million of the $76.8 million fiscal year-end 2004 unappropriated general fund balance. Most of the Commonwealth's revenues derive from personal and corporate income taxes and sales taxes, all of which can be sensitive to economic conditions. Despite low debt levels and a diverse economic base, a recently enacted economic stimulus plan for the State to use debt issuance to leverage private investment will likely weaken the Commonwealth's debt profile over the coming years.


The Pennsylvania Constitution limits the total operating budget appropriations made by the Commonwealth's General Assembly. Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, for the account of the General Fund or the Motor License Fund or both funds. Tax anticipation notes must mature within the fiscal year of issuance. The principal amount issued, when added to that outstanding, may not exceed, in the aggregate, 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget.

TEXAS BONDS


The national recession surfaced in Texas later than in other states, and the slowdown is reflected in the state's gross state product and tax revenues, which are projected to decline from 4.5% in fiscal 2004 to 3.3% between fiscal 2005 and 2007. The State's job growth also lags the national rate, while its unemployment is more closely aligned. The legislature closed an $8.1 billion budget gap for the 2003-2005 biennium largely through deep agency spending cuts. The State has also used its rainy day fund to assist with budgeting: it decreased from $906 million at the end of fiscal 2002 to $561 million a year later and has been budgeted for in its entirety for the fiscal 2003-2005 budget. Other risks include spending pressures generated by an increasing population in areas such as education, criminal justice transportation, water development, and transportation. In addition, the state must address school finance reform - likely to lead to increased expenditures - especially in light of a recent court decision ordering state action within a year.

Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts have recently been the primary source of the State's revenue. Any change in federal law that decreases these receipts could have a significant impact on the State's operating budget.

The Texas Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. Texas does not have an income tax and derives the majority of tax revenue from sales and use taxes. The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The legislature may avoid this constitutional limitation if it finds, by a majority vote of both Houses, that an emergency exists. The Texas Constitution authorizes the legislature to provide by law for the implementation of this restriction, and the legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

In 1997, voters approved a constitutional amendment that prohibits the legislature from authorizing additional State debt payable from general revenues if the resulting annual debt service exceeds 5% of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service.

WASHINGTON BONDS


Washington continues to suffer from delayed economic recovery following the recession. This uncertainty is exacerbated by continued rounds of layoffs or downsizing in aerospace and technology, which have in turn placed budgetary pressure on the State. The State's above-average debt levels and fiscal uncertainty associated with voter initiatives also create uncertainty. The State addressed a $2.7 billion structural budget gap for the fiscal 2003-2005 biennium almost completely through spending reductions and compensation savings, and State finances remain under considerable strain. The Boeing Company is the State's largest private employer and exerts a significant impact on overall State production, employment and labor earnings. Unemployment in Washington continues to rank above the national average and is anticipated to recovery slowly.

The economic base of the State includes manufacturing and service industries as well as agricultural and timber production. Forest products rank second behind aerospace and high technology in value of total production. A downturn in these sectors could adversely affect the State's economy. International trade plays an important role in the State's employment base. The State's trade levels depend largely on national and world (rather than local) economic conditions, including consumer demand.


The Washington Constitution gives voters the power to initiate and modify legislation through voter initiatives and referenda. Initiatives and referenda will be put on the ballot upon submission of a petition with specified numbers of signatures, and become law if approved by a majority of voters. Such laws may not be amended for two years except by a two-thirds vote of each house of the State legislature.

In November 2001, voters passed Initiative 747. This initiative limits growth in regular property taxes to the lower of 1% or the rate of inflation. Taxes may exceed this threshold if approved by a simple majority of voters in an election. Initiative 747 may result in significant revenue losses for the State.

Washington's Constitution, as interpreted by the State Supreme Court, prohibits the imposition of net income taxes. Most of the State's tax revenues derive from general and selective sales and gross receipts taxes. With certain exceptions, the amount of State general obligation debt and other expenditures that may be incurred is limited by constitutional and statutory restrictions.

                                   APPENDIX C

                     FUNDS' PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:


ABN-AMRO Asset Management
ADP Retirement Services
AG Edwards
AIG SunAmerica
Allstate Life Insurance Company
Alpha Investment Consulting Group LLC
American Express Retirement Services
American United Life Insurance Company
AMG Data Services
Amivest Capital Management
Amvescap Retirement
AON Consulting
Arnerich Massena & Associates, Inc.
Asset Performance Partners
Asset Strategies Portfolio Services, Inc.
AXA Financial, Inc.
Bank of America Corporation
Bank of New York
Bank of Oklahoma
Bank One
Bear Stearns
Becker, Burke Associates
Bell GlobeMedia Publishing Co.
Bellwether Consulting
Berthel Schutter
Bloomberg Integration Services LLC / Bloomberg L.P.
(fixed income trading system)
Brown Brothers Harriman
Buck Consultants, Inc.
Callan Associates, Inc.
Cambridge Associates, LLC
Cambridge Financial Services
Capital Access International
Charles Schwab & Co
Chicago Trust Company
CIBC Oppenheimer
Cigna Retirement and Investment Services
CitiStreet
Clark Consulting
Columbia Trust Company
Concord Advisory Group Ltd.
Consulting Services Group, LP

CRA Rogers Casey
Curcio Webb
D.A. Davidson
Dahab Assoc.
Defined Contribution Advisors, Inc.
Delaware Investment Advisors
Deliotte & Touche LLP (Funds' independent auditors)
DeMarche Assoc., Inc.
DiMeo Schneider & Associates
Disabato Associates, Inc.
DST Systems, Inc. (Funds' Transfer Agent)
EAI
Edgewood Services, Inc.
Edward Jones
Ennis, Knupp & Associates
Evaluation Associates, Incorporated
Factset Research Systems Inc. (quantitative analytics for Funds)
Federated Investments
FEP Capital, L.P. (B share financing)
Fidelity Capital Technology, Inc. (corporate action tracking)
Fidelity Investments
Fifth Third Bank
First Mercantile Trust Co.
FleetBoston Financial Corp.
Franklin Templeton
Freedom One Financial Group
Freedom One Investment Advisors
Frost Bank
Frye Louis Capital Management, Inc.
Fuji Investment Management Co., Ltd.
Fund Evaluation Group, LLC
Goldman Sachs
Great-West Life and Annuity Insuance Company
Greenwich Associates
Hartford Life Insurance Company
Hartland & Co.
Hewitt Associates, LLC
Hewitt Investment Group
Highland Consulting Associates, Inc.
Horace Mann Life Insurance Company
HSBC Bank USA N.A.
ICMA Retirement Corp.
ING
Institutional Shareholder Services, Inc. (proxy voting administrator) Interactive Data Corporation (pricing vendor)
Intuit
INVESCO Retirement Services

Invesmart
Investment Consulting Services, LLC
Inviva
Jefferson National Life Insurance Company
Jeffrey Slocum & Associates, Inc.
JP Morgan Consulting
JP Morgan Investment Management
Kirkpatrick & Lockhart LLP (Counsel to Lord, Abbett & Co. LLP)
LCG Associates, Inc.
Legacy Strategic Asset Mgmt. Co.
Legg Mason
Lincoln Financial
Lipper Inc., a Reuters Company
LPL Financial Services
Madison Portfolio Consultants, Inc.
Manulife Financial
Marco Consulting Group
Marquette Associates, Inc.
MassMutual Financial Group
McDonald
Meketa Investment Group
Mellon Employee Benefit Solutions
Mercer Investment Consulting
Merrill Lynch, Pierce, Fenner & Smith, Inc.
MetLife
MetLife Investors
MFS Retirement Services, Inc.
MFS/Sun Life Financial Distributors, Inc. (MFSLF)
Midland National Life
Milliman & Robertson Inc.
Minnesota Life Insurance Company
Monroe Vos Consulting Group, Inc.
Morgan Keegan
MorganStanley
Morningstar Associates, Inc. / Morningstar, Inc.
National City Bank
Nationwide Financial
NCCI Holdings, Inc.
New England Pension Consultants
New York Life Investment Management
Nordstrom Pension Consulting (NPC)
Oppenheimer Asset Management
Oxford Associates
Palmer & Cay Investment Services
Paul L. Nelson & Associates
Peirce Park Group
Pension Consultants, Inc.

PFE Group
PFPC, Inc.
Phoenix Life Insurance Company
Piper Jaffray
PNC Advisors
Portfolio Evaluations, Inc.
Prime, Buchholz & Associates, Inc.
Princeton Financial Systems, Inc. (portfolio administration system) Protective Life Corporation
Prudential Insurance Company of America
Prudential Investments
Putnam Fiduciary Trust Company
Putnam Investments
R.V. Kuhns & Associates, Inc.
Raymond James Financial, Inc.
RBC Dain Rauscher
Rocaton Investment Advisors, LLC
Ron Blue & Co.
Roszel Advisors, LLC (MLIG)
Russell Mellon Analytical Services
Scudder Investments
SEI Investment
SG Constellation, LLC
Shields Associates
Smith Barney
Spagnola-Cosack, Inc.
Standard & Poor's
Stanton Group
State Street Bank and Trust Company (Funds' custodian and accounting agent) Stearne, Agee & Leach
Stephen's, Inc.
Stifel Nicolaus
Strategic Advisers, Inc.
Strategic Insight
Strategic Investment Solutions
Stratford Advisory Group, Inc.
Summit Strategies Group
T. Rowe Price Associates, Inc.
TD Asset Management
The 401k Company
The Carmack Group, Inc.
The MacGregor Group, Inc. (equity trading system)
The Managers Fund
The Manufacturers Life Ins. Co.
The Vanguard Group
Thomson Financial Research (past performance hypotheticals)
Towers Perrin

Transamerica Retirement Services
Travelers Life and Annuity Company
UBS (Luxembourg) S.A.
UBS- Prime Consulting Group
UMB Bank
Union Bank of California
US Bank
USI Retirement
Valic
Vickers Stock Research Corporation
Victory Capital Management
Vestek Systems, Inc.
Wachovia
Watson Wyatt Worldwide
Welch Hornsby & Welch
Wellesley Group, Inc.
Wells Fargo
Wilmer Cutler Pickering Hale and Dorr LLP
(Counsel to the Independent Board of Directors/ Trustees)
Wilshire Associates, Inc.
Wurts & Associates, Inc.
Wyatt Investment Consulting, Inc.
Yanni Partners, Inc.

                                   APPENDIX D
                                                               DECEMBER 31, 2004


                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES


INTRODUCTION


     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.


SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.


     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2.  Lord Abbett has a Significant Business Relationship with a
Company.


     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

     For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.


                       SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:


     1) Attending less than 75% of board and committee meetings without a valid excuse.

     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

     5)   Failing to replace management as appropriate.


     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS


     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

     2)   Management's rationale for why the repricing is necessary.

     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.


SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:


      - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

      -   No dead-hand or no-hand pills.

      - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

      - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.


SOCIAL ISSUES


     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                     LORD ABBETT MUNICIPAL INCOME FUND, INC.
               (formerly, Lord Abbett Tax-Free Income Fund, Inc.)

                                     PART C
                                OTHER INFORMATION

Item 22.    Exhibits

   (a)      (i)   ARTICLES OF RESTATEMENT. Incorporated by reference to Post
                  Effective Amendment No. 29 to the Registration Statement on
                  Form N-1A filed on December 2, 1998.
            (ii)  ARTICLES OF AMENDMENT DATED FEBRUARY 2, 1999. Incorporated by
                  reference to Post Effective Amendment No. 33 to the
                  Registration Statement on Form N-1A filed on January 28, 2002.
            (iii) ARTICLES SUPPLEMENTARY DATED FEBRUARY 2, 1999. Incorporated by
                  reference to Post Effective Amendment No. 33 to the
                  Registration Statement on Form N-1A filed on January 28, 2002.
            (iv)  ARTICLES OF AMENDMENT EFFECTIVE JANUARY 28, 2005. FILED
                  HEREIN.

   (b)      BY-LAWS AS AMENDED JANUARY 28, 2005. FILED HEREIN.

   (c)      INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

   (d)      INVESTMENT ADVISORY CONTACTS
                  (i) MANAGEMENT AGREEMENT. Incorporated by reference to Post Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002.

   (e) UNDERWRITING CONTRACTS. Distribution Agreement. Incorporated by reference to Post Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002.

   (f) BONUS OR PROFIT SHARING CONTRACTS. Incorporated by reference to Post Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on January 31, 2001.

   (g)      CUSTODIAN AGREEMENT WITH ALL AMENDMENTS. FILED HEREIN.

   (h)      OTHER MATERIAL CONTRACTS
                  (i)   TRANSFER AGENCY AGREEMENT. FILED HEREIN.
                  (ii) ADMINISTRATIVE SERVICES AGREEMENT Incorporated by reference to Post Effective Amendment No. 34 to the Registration Statement of Form N-1A filed on January 28, 2003.

   (j) LEGAL OPINION. CONSENT OF WILMER CUTLER PICKERING HALE AND DORR LLP. FILED HEREIN.

   (k)      OTHER OPINION. CONSENT OF DELOITTE & TOUCHE, LLP. FILED HEREIN.

   (l) OMITTED FINANCIAL STATEMENTS. Incorporated by reference to the Registrant's 2004 Annual Report on Form N-CSR filed on December 9, 2004.

   (m)      INITIAL CAPITAL AGREEMENTS incorporated by reference.

   (n)      RULE 12b-1 PLANS.
            (i)   Rule 12b-1 Class A Plans for all Funds*
            (ii)  Rule 12b-1 Class B Plan for the National Fund only*
            (iii) Rule 12b-1 Class C Plans for California, National, and New
                  York Funds. Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement of Form N-1A filed on January 28, 2003.
            (iv) Rule 12b-1 Class P Plan for all Funds. Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement of Form N-1A filed on January 28, 2003.
                  * Incorporated by reference to Post Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002.

   (o)      RULE 18f-3 PLAN. FILED HEREIN.

   (p)      Not applicable.

   (q)      CODE OF ETHICS. FILED HEREIN.

Item 23.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

            None.

Item 24.    INDEMNIFICATION

            The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since the Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of
            Section 721-726 of the New York Business Corporation Law.

            The general effect of these statutes is to protect officers, directors and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

            In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            In addition, the Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 25.

(a)  Adviser - Lord, Abbett & Co. LLC

     Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

(b)  Partners

     The following are partners of Lord, Abbett & Co. LLC. Tracie E. Ahern, Joan
A. Binstock, Michael Brooks, Zane E. Brown, Patrick Browne, Daniel E. Carper, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert Dow, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I.

Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Paul A. Hilstad, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen
G. Itskovitz, Larry H. Kaplan, Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert G. Morris, Robert J. Noelke, A. Edward Oberhaus III, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin.

The principal business address of each of these persons is c/o the Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None of the partners is or has been engaged in any other business, profession, vocation or employment of a substantial nature within the last two fiscal years for his/her own account or in the capacity of director, officer employee, partner or trustee.

Item 26.    PRINCIPAL UNDERWRITERS
            Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also services as principal underwriter for the following Lord Abbett-sponsored funds:

            (a)   Lord Abbett Affiliated Fund, Inc.
                  Lord Abbett Blend Trust
                  Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Developing Growth Fund, Inc.
                  Lord Abbett Global Fund, Inc.
                  Lord Abbett Investment Trust
                  Lord Abbett Large-Cap Growth Fund
                  Lord Abbett Mid-Cap Value Fund, Inc.
                  Lord Abbett Research Fund, Inc.
                  Lord Abbett Series Fund, Inc.
                  Lord Abbett Securities Trust
                  Lord Abbett Municipal Income Trust
                  Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

     (b) Lord Abbett Distributor LLC is a wholly owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord, Abbett Distributor LLC are:

            NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH         POSITIONS AND OFFICES
            BUSINESS ADDRESS *        LORD ABBETT DISTRIBUTOR LLC        WITH REGISTRANT
            ------------------        ---------------------------        ---------------
            Robert S. Dow             Chief Executive Officer            Chairman and President
            Paul A. Hilstad           General Counsel                    Vice President & Secretary
            Lawrence H. Kaplan        Assistant General Counsel          Vice President & Assistant Secretary
            Marion Zapolin            Chief Financial Officer            Not Applicable

            *Each of the above has a principal business address:
            90 Hudson Street, Jersey City, New Jersey  07302

            (c)   Not applicable

Item 27.    LOCATION OF ACCOUNTS AND RECORDS

            The Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

            Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

            Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 28.    MANAGEMENT SERVICES

            None.

Item 29.    UNDERTAKINGS

            The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey as of 28th day of January, 2005.

                                     LORD ABBETT MUNICIPAL INCOME FUND, INC.

                                     /s/ Christina T. Simmons
                                     By: Christina T. Simmons
                                     Vice President and Assistant Secretary

                                     /s/ Joan A. Binstock
                                     By: Joan A. Binstock
                                     Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                   TITLE                             DATE
----------                                   -----                             ----
                                      Chairman, President
/s/Robert S. Dow*                      and Director                      January 28, 2005
-----------------                     -------------                      ----------------
Robert S. Dow

/s/ E. Thayer Bigelow*                Director                           January 28, 2005
------------------------              -------------------                ----------------
E. Thayer Bigelow

/s/William H. T. Bush*                Director                           January 28, 2005
------------------------              -------------------                ----------------
William H. T. Bush

/s/Robert B. Calhoun, Jr.*            Director                           January 28, 2005
---------------------------           -------------------                ----------------
Robert B. Calhoun, Jr.

/s/Julie A. Hill*                     Director                           January 28, 2005
-------------------                   -------------------                ----------------
Julie A. Hill

/s/Franklin W. Hobbs*                 Director                           January 28, 2005
------------------------              -------------------                ----------------
Franklin W. Hobbs

/s/C. Alan MacDonald*                 Director                           January 28, 2005
------------------------              -------------------                ----------------
C. Alan MacDonald

/s/ Thomas J. Neff*                   Director                           January 28, 2005
-------------------                   -------------------                ----------------
Thomas J. Neff

* By   /s/ Christina T. Simmons
       ------------------------
       Christina T. Simmons
       Attorney - in - Fact

                                POWER OF ATTORNEY

     Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                            TITLE                              DATE
                                      Chairman, President
/s/ Robert S. Dow                     and Director/Trustee               March 11, 2004
Robert S. Dow


/s/ E. Thayer Bigelow                 Director/Trustee                   March 11, 2004
E. Thayer Bigelow


/s/ William H.T. Bush                 Director/Trustee                   March 11, 2004
William H. T. Bush


/s/ Robert B. Calhoun, Jr.            Director/Trustee                   March 11, 2004
Robert B. Calhoun, Jr.


/s/ Julie A. Hill                     Director/Trustee                   March 11, 2004
Julie A. Hill


/s/ Franklin W. Hobbs                 Director/Trustee                   March 11, 2004
Franklin W. Hobbs


/s/ C. Alan MacDonald                 Director/Trustee                   March 11, 2004
C. Alan MacDonald


/s/ Thomas J. Neff                    Director/Trustee                   March 11, 2004
Thomas J. Neff

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Tax-Free Income Fund, Inc.

                        Lord Abbett Tax-Free Income Trust

         Lord Abbett U.S. Government & Government Sponsored Enterprises
                             Money Market Fund, Inc.